                             As filed June 10, 2002

                         Securities Act File No. 33-____

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                                        -
                        Pre-Effective Amendment No. ____
                        Post-Effective Amendment No. ____
                        (Check appropriate box or boxes)

                       Templeton Developing Markets Trust
               (Exact Name of Registrant as Specified in Charter)

                             500 East Broward Blvd.
                         Fort Lauderdale, FL 33394-3091
                    (Address of Principal Executive Offices:
                     Number, Street, City, State, Zip Code)

                                 (954) 527-7500
                        (Area Code and Telephone Number)

                                  Lori A. Weber
                               Assistant Secretary
                             500 East Broward Blvd.
                         Fort Lauderdale, FL 33394-3091
                     (Name and Address of Agent for Service:
                     Number, Street, City, State, Zip Code)

                                   Copies to:

                                Barbara J. Green
                          Vice President and Secretary
                       Templeton Developing Markets Trust
                             500 East Broward Blvd.
                         Fort Lauderdale, FL 33394-3091

                             Bruce G. Leto, Esquire
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

                  Approximate Date of Proposed Public Offering:
                          As soon as practicable after
               this Registration Statement becomes effective under
                     the Securities Act of 1933, as amended.

Title of the securities being registered:  shares of beneficial  interest -- par value  $0.01 per share.  No filing fee is due because  Registrant  is relying on
Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing become  effective on July 10, 2002,  pursuant to
Rule 488 of the Securities Act of 1933, as amended.

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                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special  Meeting of Shareholders  scheduled for August
27, 2002 at 1:00 p.m. Eastern time. The enclosed  materials discuss the proposal
(the   "Proposal")   to  be  voted  on  at  the   meeting,   and  contain   your
Prospectus/Proxy  Statement  and proxy  card.  A proxy  card is, in  essence,  a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Vietnam and Southeast Asia Fund, Inc. ("Vietnam SEA
Fund"). If you specify a vote for the Proposal,  your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote, your proxy will be voted FOR the Proposal.

We  urge  you  to  spend  a  few   minutes   reviewing   the   Proposal  in  the
Prospectus/Proxy  Statement.  Then,  please fill out and sign the proxy card and return it to us so that we know how you would  like to vote.  When  shareholders return their proxies promptly, Vietnam SEA Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments.  If you have any questions,  call Fund  Information at
1-800/DIAL BEN(R)(1-800-342-5236).

TELEPHONE AND INTERNET VOTING For your  convenience,  you may be able to vote by telephone or through the Internet,  24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

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                                       iv

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                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

                 NOTICE OF 2002 SPECIAL MEETING OF SHAREHOLDERS

A Special  Meeting of  Shareholders  (the  "Meeting")  of Templeton  Vietnam and
Southeast  Asia Fund,  Inc.  ("Vietnam  SEA Fund")  will be held at Vietnam  SEA
Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida
33394-3091 on August 27, 2002 at 1:00 p.m. Eastern time.

During the Meeting,  shareholders of Vietnam SEA Fund will vote on the following proposal (the "Proposal"):

     To  approve an  Agreement  and Plan of  Acquisition  (the  "Plan")  between
     Vietnam  SEA Fund  and  Templeton  Developing  Markets  Trust  ("Developing
     Markets Trust") that provides for: (i) the acquisition of substantially all of the assets of Vietnam SEA Fund by  Developing  Markets Trust in exchange solely for shares of  Developing  Markets Trust - Advisor  Class;  (ii) the
     distribution  of such shares to the  shareholders  of Vietnam SEA Fund; and
     (iii) the complete liquidation and dissolution of Vietnam SEA Fund.

A copy of the Plan, which describes the transaction more completely, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on June 14, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          Barbara J.  Green
                                          Secretary

July [__ ], 2002

You are  invited  to attend the  Meeting,  but if you cannot do so, the Board of
Directors urges you to complete,  date, sign, and return the enclosed proxy card in the enclosed  postage-paid  return envelope.  It is important that you return your signed proxy card  promptly so that a quorum may be ensured,  and the costs of further  solicitations  avoided. You may revoke your proxy at any time before it is exercised by the  subsequent  execution and  submission of a revised proxy card,  by giving  written  notice of  revocation to Vietnam SEA Fund at any time before the proxy is exercised or by voting in person at the Meeting.

Many  shareholders  hold shares in more than one Templeton fund and will receive proxy material for each fund owned.  Please sign and promptly  return each proxy card in the self-addressed envelope regardless of the number of shares you own.

                                       v

                           Prospectus/Proxy Statement

                                TABLE OF CONTENTS
                                                                            PAGE

Cover Page                                                                 Cover

SUMMARY
      What proposal am I voting on?
      How will the shareholder voting be handled?
      What are the general tax consequences of the Transaction?

Comparisons of Some Important Features
      How do the investment goals and policies of the Funds compare?
      What are the risks of an investment in the Funds?
      What are the principal differences between open-end and
        closed-end funds?
      Who manages the Funds?
      How are the shares of each Fund sold?
      What are the fees and expenses of each Fund and what
        might they be after the Transaction?
      How do the performance records of the Funds compare?
      What are the financial highlights of each Fund?
      Where can I find more performance and financial information about the Funds?
      What are other key features of the Funds?

Reasons for the Transaction

Information About the Transaction
      How will the Transaction be carried out?
      What are some of the other important terms of the Plan?
      Who will pay the expenses of the Transaction?
      What are the tax consequences of the Transaction?
      What should I know about Advisor Class Shares?
      Are there any legal proceedings with respect to Vietnam SEA Fund?
      What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

Comparison of Investment Goals and Policies
      Are there any significant differences between the investment goals and principal investment policies of the Funds?
      How do the types of securities the Funds buy and the investment practices of the Funds compare?
      How do the fundamental investment restrictions of the Funds compare

                                       vi

      TABLE OF CONTENTS (continued)

                                                                            PAGE
        and differ?
      What are the risk factors associated with investments in the Funds?
      How do the Funds' other investments, techniques, and strategies and their risks compare?

Further Information About Developing Markets Trust and Vietnam SEA Fund

VOTING INFORMATION
      How many votes are necessary to approve the Proposal?
      How do I ensure that my vote is accurately recorded?
      May I revoke my proxy?
      Who is entitled to vote?
      Are there dissenters' rights?

PRINCIPAL HOLDERS OF SHARES

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit A - Agreement  and Plan of  Acquisition  between  Templeton  Vietnam and
     Southeast Asia Fund, Inc. and Templeton Developing Markets Trust

Exhibit B - A Comparison of Governing Documents and State Law

Exhibit C -  Comparison  of  Developing  Markets  Trust's  Current and  Proposed
     Fundamental  Investment  Restrictions  to Vietnam SEA Fund's  Corresponding
     Fundamental Investment Restrictions

Exhibit D - Country Breakdown of the Funds' Portfolios

Exhibit E - Prospectus  of Templeton  Developing  Markets  Trust - Advisor Class
     dated May 1, 2002

Exhibit F - Annual Report to Shareholders of Templeton  Developing Markets Trust
     for the fiscal year ended December 31, 2001

                                       vii

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                           PROSPECTUS/PROXY STATEMENT

                               Dated July 10, 2002

                          Acquisition of the Assets of
                 TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
                           500 East Broward Boulevard
                       Fort Lauderdale, Florida 33394-3091
                                 (954) 527-7500

                 By and in Exchange for Advisor Class Shares of
                       TEMPLETON DEVELOPING MARKETS TRUST
                           500 East Broward Boulevard
                       Fort Lauderdale, Florida 33394-3091
                                 (954) 527-7500

This  Prospectus/Proxy  Statement  solicits  proxies to be voted at the  Special
Meeting of Shareholders  (the "Meeting") of Templeton Vietnam and Southeast Asia
Fund, Inc.  ("Vietnam SEA Fund"). You are being asked to vote on a proposal (the
"Proposal") to approve an Agreement and Plan of Acquisition (the "Plan") between
Vietnam SEA Fund and Templeton  Developing  Markets Trust  ("Developing  Markets
Trust") (each, a "Fund" and, together, the "Funds").

The  Meeting  will be held at  Vietnam  SEA  Fund's  offices,  500 East  Broward
Boulevard,  Fort Lauderdale,  Florida 33394-3091 on August 27, 2002 at 1:00 p.m.
Eastern  time.  The  Board of  Directors  of  Vietnam  SEA Fund  (the  "Board of
Directors"   or   the   "Directors")   is   soliciting   these   proxies.   This
Prospectus/Proxy  Statement will first be sent to  shareholders  of record on or about [July ___], 2002.

If shareholders of Vietnam SEA Fund vote to approve the Plan,  substantially all of the assets of Vietnam SEA Fund will be acquired by Developing  Markets Trust, a diversified, open-end management investment company, in exchange for shares of
Developing  Markets Trust - Advisor Class  ("Advisor  Class  Shares").  You will receive Advisor Class Shares of equivalent  aggregate net asset value ("NAV") to your  investment  in Vietnam SEA Fund.  Vietnam SEA Fund will then be liquidated and dissolved. Advisor Class Shares may be redeemed at NAV at any time, although
Advisor  Class  Shares  redeemed  within  six  months  of  the  closing  of  the transaction will be subject to a redemption fee of 2%.

The  investment  goal of each Fund is to seek  long-term  capital  appreciation.
Developing  Markets Trust invests  primarily in equity securities of emerging or developing markets issuers, and Vietnam SEA Fund invests primarily in equity and debt  securities  of "Region  Country  Issuers," as defined  below.  Emerging or developing  market issuers include many Region Country  issuers.  Both Funds are managed by Templeton Asset Management Ltd. (the "Investment Manager").

This  Prospectus/Proxy  Statement  gives  the  information  about  the  proposed transaction  and Developing  Markets Trust that you should know before voting on the Plan.  You should  retain it for future  reference.  Additional  information about Developing Markets Trust and the proposed  transaction has been filed with the U.S.  Securities  and  Exchange  Commission  ("SEC") and can be found in the following documents:

|_| The Prospectus of Templeton  Developing  Markets Trust - Advisor Class dated
May 1, 2002 (the "Developing Markets Trust Prospectus"),  which is enclosed with and considered a part of this Prospectus/Proxy Statement.

|_| The Annual Report to Shareholders of Templeton  Developing Markets Trust for
the  fiscal  year  ended  December  31,  2001,  which  contains   financial  and
performance  information  for Developing  Markets Trust and is enclosed with and considered a part of this Prospectus/Proxy Statement.

|_| A Statement of Additional Information dated [July 10], 2002 relating to this
Prospectus/Proxy Statement (the "SAI"), which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

     You may request a free copy of the SAI without charge by calling 1-800/DIAL
BEN(R) (1-800-342-5236) or by writing to Developing Markets Trust or Vietnam SEA
Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030.

     The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy  Statement. Any representation to the contrary is a criminal offense.

     Mutual fund shares are not deposits or  obligations  of, or  guaranteed  or endorsed  by, any bank,  and are not  insured by the Federal  Deposit  Insurance
Corporation,  the Federal  Reserve Board, or any other U.S.  government  agency.
Mutual fund shares  involve  investment  risks,  including  the possible loss of principal.

                                        2

                                     SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy
Statement.  You should read the more  complete  information  in the remainder of this Prospectus/Proxy  Statement,  including the Plan (attached as Exhibit A), A
Comparison  of  Governing  Documents  and State Law  (attached  as Exhibit B), a
Comparison  of  Developing  Markets  Trust's  Current and  Proposed  Fundamental
Investment   Restrictions  to  Vietnam  SEA  Fund's  Corresponding   Fundamental
Investment  Restrictions  (attached  as Exhibit C), a Country  Breakdown  of the
Funds'  Portfolios  (attached  as  Exhibit  D),  the  Developing  Markets  Trust
Prospectus  (enclosed as Exhibit E), and the Annual  Report to  Shareholders  of
Developing Markets Trust (enclosed as Exhibit F).

What proposal am I voting on?

At a  meeting  held in  March  2002,  Vietnam  SEA  Fund's  Board  of  Directors
considered a proposal to  reorganize  Vietnam SEA Fund into  Developing  Markets
Trust,  a  diversified,  open-end  management  investment  company.  Having duly considered the factors it deemed relevant, the Board of Directors, including all of the directors who are not "interested  persons," as defined in the Investment
Company  Act of 1940,  as amended  (the "1940  Act"),  of Vietnam  SEA Fund (the
"Independent  Directors"),  unanimously  approved the Plan in substantially  the form attached to this  Prospectus/Proxy  Statement  and voted to recommend  that
Vietnam SEA Fund shareholders approve the Plan. If Vietnam SEA Fund shareholders approve the Plan, it will result in the transfer of substantially all of Vietnam
SEA  Fund's  assets  to  Developing  Markets  Trust in  exchange  for  shares of beneficial  interest,  par value  $0.01 per share,  of Advisor  Class  Shares of equivalent  aggregate  NAV. The Advisor Class Shares will then be distributed to
Vietnam SEA Fund shareholders and Vietnam SEA Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy
Statement as the "Transaction.") As a result of the Transaction,  you will cease to be a  shareholder  of  Vietnam  SEA  Fund and will  become a  shareholder  of
Developing  Markets  Trust.  The exchange of Vietnam SEA Fund assets for Advisor
Class  Shares will occur on the closing  date of the  Transaction,  which is the specific  date on which the  Transaction  takes place (the  "Closing  Date") and which is currently  expected to occur shortly  after the Meeting.  Advisor Class
Shares may be  redeemed  at NAV at any time,  although  shares  received  in the
Transaction  that are redeemed within six months of the Closing Date are subject to a redemption fee of 2%.

The Investment Manager is the investment adviser for Developing Markets Trust as well as Vietnam SEA Fund.  Developing Markets Trust has the same investment goal as, and investment policies similar to, Vietnam SEA Fund.

Developing  Markets  Trust  also  has  entered  into an  Agreement  and  Plan of
Acquisition with Templeton Emerging Markets  Appreciation Fund, Inc.  ("Emerging
Markets   Appreciation   Fund")  whereby,   upon  the  satisfaction  of  certain
conditions,  Developing  Markets  Trust would acquire  substantially  all of the assets of Emerging  Markets  Appreciation  Fund in  exchange  solely for Advisor
Class Shares of Developing  Markets Trust (the  "Emerging  Markets  Appreciation
Fund  Reorganization").  Emerging  Markets  Appreciation  Fund  is a  closed-end management investment company advised by the Investment Manager with, as of June
30, 2002, approximately $[__] million in assets that are invested primarily in a portfolio  of equity  securities  and debt  obligations  of issuers in  emerging market countries.  The Transaction is not dependent upon the consummation of the
Emerging Markets Appreciation Fund Reorganization.

                                        3

For the reasons set forth in the "Reasons for the  Transaction"  section of this
Prospectus/Proxy  Statement,  the Board of  Directors  has  determined  that the
Transaction is in the best interests of Vietnam SEA Fund shareholders. The Board of Directors and the Board of Trustees of  Developing  Markets Trust (the "Board
of Trustees")  also  concluded  that no dilution in value would result to either the shareholders of Vietnam SEA Fund or Developing  Markets Trust as a result of the Transaction.

How will the shareholder voting be handled?

Shareholders  of record of Vietnam SEA Fund at the close of business on June 14,
2002 (the  "Record  Date") are entitled to be present and to vote at the Meeting or any adjournment of the Meeting.  Each share of record is entitled to one vote
(and a proportionate fractional vote for each fractional share). Approval of the
Plan  requires  the  affirmative  vote of a majority of the  outstanding  voting shares of Vietnam SEA Fund.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing, signing and returning the enclosed proxy card or voting by telephone or over the Internet,  if eligible. If you vote by any of these three methods,  the persons appointed as proxies will officially cast your votes at the Meeting.

You may revoke your proxy or change your voting  instructions  at any time until the vote is taken at the Meeting.  You may also attend the Meeting and cast your vote in  person.  For more  details  about  shareholder  voting,  please see the
"VOTING INFORMATION" section of this Prospectus/Proxy Statement.

What are the general tax consequences of the Transaction?

It is expected that Vietnam SEA Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for  Advisor  Class  Shares.  You  should,  however,  consult  your tax  adviser regarding the effect,  if any, of the  Transaction,  in light of your individual circumstances.  You should also consult  your tax adviser  about state and local tax  consequences.  For  more  information  about  the tax  consequences  of the
Transaction,  please see the section  "Information  About the Transaction - What are the tax consequences of the Transaction?"

              THE BOARD OF DIRECTORS OF VIETNAM SEA FUND RECOMMENDS
                       THAT YOU VOTE TO APPROVE THE PLAN.

                     Comparisons of Some Important Features

                                        4

How do the investment goals and policies of the Funds compare?

Vietnam SEA Fund and Developing Markets Trust have the identical investment goal of long-term capital appreciation.

With respect to investment policies, under normal market conditions, Vietnam SEA
Fund invests at least 65% of its total assets in equity and debt  securities  of companies:  (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian  countries (the "Region  Countries");  (ii)
for which the principal equity securities trading market is in a Region Country;
or (iii)  that  derive at least 50% of their  revenues  or  profits  from  goods produced or sold,  investments made, or services  performed in a Region Country, or have at least 50% of their assets invested in a Region Country (collectively,
"Region Country Issuers").  Region Countries  currently include Vietnam,  China,
Hong Kong, India,  Indonesia,  South Korea, Malaysia,  Myanmar, the Philippines,
Singapore,  Taiwan and Thailand.  In seeking to invest at least 65% of its total assets in Region  Country  Issuers,  Vietnam  SEA  Fund's  focus is to invest in equity  and  debt  securities  of  Vietnam  Issuers  to  the  extent  attractive investment  opportunities  are available.  A "Vietnam Issuer" is a company:  (i)
that is organized under the laws of, or has a principal office in, Vietnam; (ii)
for which the principal equity securities trading market is in Vietnam; or (iii)
that  derives at least 50% of its  revenues  or profits  from goods  produced or sold,  investments  made, or services  performed in Vietnam or that has at least
50% of its assets invested in Vietnam. To the extent that the Investment Manager is  unable to find  Vietnam  Issuers  that it  considers  attractive  investment opportunities,  its assets  will be invested  in equity and debt  securities  of other Region Country  Issuers.  Effective July 31, 2002,  subject to change only upon 60 days'  advance  notice to  shareholders,  Vietnam  SEA Fund will,  under normal  circumstances,  invest at least 80% of its net assets (including amounts borrowed for  investment  purposes) in equity and debt  securities  of companies that are Region Country Issuers.

Under normal market  conditions,  Developing  Markets  Trust  invests  mainly in equity  securities  of  issuers  in  developing  market  countries.  As  used by
Developing Markets Trust, a "developing market" includes: (i) countries that are generally considered low or middle income countries by the International Bank of
Reconstruction  and  Development  (commonly  known as the  World  Bank)  and the
International Finance Corporation;  or (ii) countries that are classified by the
United Nations or otherwise  regarded by their  authorities  as  developing;  or
(iii) countries with a stock market capitalization of less than 3% of the Morgan
Stanley Capital  International  World Index.  Developing  Markets Trust also may invest up to 35% of its  total  assets in debt  securities.  Effective  July 31,
2002,  subject  to change  only upon 60 days'  advance  notice to  shareholders,
Developing Markets Trust will, under normal  circumstances,  invest at least 80%
of its net assets  (including  amounts  borrowed  for  investment  purposes)  in securities of issuers in developing market countries.  Developing  Markets Trust may invest up to 20% of its net assets in the  securities  of  developed  market country issuers.

The Funds have identical  investment goals and have similar investment  policies because each invests in securities of issuers in  developing  market  countries.
The  developing  market  issuers in which  Developing  Markets  Trust may invest include many of the Region Country Issuers in which Vietnam SEA Fund may invest.
However,  there are several noteworthy differences between the Funds' investment policies.  One  principal  difference  is that  Vietnam  SEA  Fund  focuses  its
investments  in  Southeast  Asian  countries,   particularly  Vietnam,   whereas
Developing  Markets Trust is permitted to invest in issuers located in Southeast
Asian  countries as well as other  developing  market  countries  throughout the world.  As of June 30, 2002,  Developing  Markets Trust held [___]% of its total assets in issuers in the countries in which Vietnam SEA Fund had  investments as of that date.] For a list of the Region  Countries in which each Fund  currently is invested,  please see Exhibit D, which is entitled "Country  Breakdown of the
Funds'  Portfolios." Also,  Developing Markets Trust invests primarily in equity securities,  but is  permitted  to invest up to 35% of its total  assets in debt securities.  Vietnam SEA Fund has no restriction on the allocation of its assets between equity and debt securities. However, as of June 30, 2002, both Funds had invested substantially all of their assets in equity investments.

                                        5

Another important difference between the two Funds is that approximately [19.5]%
of Vietnam SEA Fund's  portfolio as of June 30, 2002, was represented by certain real estate-related  investments,  including direct real estate-related holdings and loans  made in  connection  with real  estate-related  projects  in  Vietnam
("Vietnam Real  Estate-Related  Assets").  In order to acquire such Vietnam Real
Estate-Related   Assets,   Developing  Markets  Trust  has  recommended  to  its
shareholders  that  its  fundamental  investment  restrictions  relating  to its lending and real estate investment  activities be amended. The Transaction still will proceed if  Developing  Markets  Trust's  shareholders  do not approve such amendments; however, the timing of the Closing Date may be affected.

Finally,  Vietnam SEA Fund is a non-diversified fund, meaning that it may invest a greater  percentage  of its assets in the  securities  of any one issuer  and, therefore,  a smaller  number of issuers  than a  diversified  fund.  Developing
Markets Trust, however,  satisfies the diversification  requirements in the 1940
Act,  limiting its investments,  as to 75% of its total assets:  (i) to not more than 5% of its total assets in any single issuer;  and (ii) to not more than 10%
of the outstanding voting securities of any single issuer.

For more  information  about the  investment  goals and  policies  of the Funds, please see the section "Comparison of Investment Goals and Policies."

What are the risks of an investment in the Funds?

As with most investments, investments in Vietnam SEA Fund and Developing Markets
Trust involve risks.  There can be no guarantee against losses resulting from an investment in either Fund,  nor can there be any assurance that either Fund will achieve its investment goal.

The risks associated with an investment in each Fund are substantially  similar.
These risks include the risks of investing in foreign securities,  which include currency, political, economic, liquidity and regulatory risks, among others, and the risks of investing in  developing  or emerging  markets,  where the risks of foreign  investing  are  typically  greater.  Also,  since  each Fund  invests a substantial portion of its assets in equity securities,  each Fund is subject to stock  risk.  Each  Fund  invests  a smaller  percentage  of its  assets in debt securities.  Each Fund is  thereby  subject  to the risks of  investing  in such securities,  including interest rate, credit and call risks to the extent of any such investments.

                                        6

Because  Vietnam  SEA Fund is a  non-diversified  fund,  it may invest a greater portion of its assets in the  securities  of any one issuer  and,  therefore,  a smaller number of issuers than a diversified  fund,  such as Developing  Markets
Trust.  Thus,  Vietnam SEA Fund may be more  sensitive to  economic,  political, business,  regulatory or other changes  affecting similar issuers or securities.
In addition,  by focusing its investments in Southeast Asia, Vietnam SEA Fund is more likely subject to the particular political,  social, or economic conditions experienced in that region.  In addition,  because Vietnam SEA Fund historically has  invested a greater  percentage  of its assets in  illiquid  and  restricted securities, as compared to Developing Markets Trust, it is exposed to relatively greater liquidity risks. Illiquid securities are securities that are not readily marketable  at a price that is  approximately  equal to the value placed on such assets by a Fund.

Shares of  Vietnam  SEA Fund are  subject  to the risk that they will trade at a discount  to NAV.  This is a risk to which  shares of  open-end  funds,  such as
Developing  Markets Trust, are not subject because,  unlike shares of closed-end funds,  such as Vietnam SEA Fund,  shares of open-end  funds are not traded on a secondary market. Therefore, Advisor Class Shares do not and will not trade at a discount  (or a premium)  to their NAV.  More  information  about the  principal differences  between  open-end and closed-end  funds is set forth in the section immediately below.

For more  information  about  the risks of the  Funds,  please  see the  section
"Comparison  of  Investment  Goals  and  Policies  - What are the  risk  factors associated with investments in the Funds?"

What are the principal differences between open-end and closed-end funds?

In evaluating the Transaction,  shareholders of Vietnam SEA Fund should consider the important  distinctions between closed-end and open-end investment companies and how  those  distinctions  bear  upon  management  of the two  Funds  and the relative risks associated with an investment in them. Unlike Developing  Markets
Trust,  an open-end  fund that  engages in a continuous  public  offering of its shares and that must stand  ready to redeem its shares upon the  instruction  of shareholders received in good order, Vietnam SEA Fund, as a closed-end fund that lists its  shares on the New York  Stock  Exchange  ("NYSE"),  does not sell its shares on a  continuous  basis and  generally  may not redeem  its  shares  upon shareholder request. As a consequence, while the number of outstanding shares of
Developing  Markets Trust will fluctuate with sales and redemptions,  the number of  outstanding  shares of Vietnam SEA Fund (absent an issuer tender offer or an open-market  repurchase  program) will remain constant.  Thus, unlike Developing
Markets Trust,  whose size  fluctuates  both because of sales and redemptions of its shares as well as market  appreciation and depreciation in fund assets,  the size of Vietnam SEA Fund is generally  affected only by market  appreciation and depreciation  of its  assets.  This  distinction  has a  direct  bearing  on the management of the Funds and on expenses to which the Funds are subject.

As an open-end fund, Developing Markets Trust must be managed in anticipation of possible redemptions,  which generally must be honored within seven days after a proper redemption request is received by the Fund. Payments to shareholders that redeem  their  shares  generally  must be paid in  cash,  the  source  of  which typically  is  cash-on-hand  or cash  raised  by the  sale of  liquid  portfolio securities. In either case, the need to be able to redeem Fund shares limits the
Fund's  management  flexibility.  For this reason,  open-end  funds are limited, under SEC staff  interpretations,  in the  amount  of their  assets  that may be invested in illiquid assets.

                                        7

The same is not the case for closed-end  funds like Vietnam SEA Fund.  Unless it has  announced  a tender  offer of its  shares,  a  closed-end  fund need not be managed in  anticipation of possible  redemptions  and, thus, may invest in less liquid  assets.  A closed-end  fund also is not subject to any limitation on the amount of its assets that may be illiquid.

Apart from flexibility of management,  there are other distinctions  between the structures. Developing Markets Trust, as an open-end fund, has the potential for growth in size through  sales of  additional  shares,  with the  flexibility  in management  and potential  per share cost savings that may arise from  increased size. Even though an open-end fund like Developing Markets Trust must be managed in anticipation of possible redemptions,  as the size of the fund increases, its management  options may increase  proportionately.  Similarly,  as the size of a fund  increases,  the fixed  costs  may be spread  over the  larger  asset  base possibly  resulting in lower costs per share.  In  contrast,  an  investment  in
Vietnam SEA Fund does not present the same  potential  growth because it may not engage in a  continuous  offering  of its  shares.  In order to  achieve  growth through sales, the Vietnam SEA Fund would be required to engage in an additional underwritten  public offering or a rights offering,  both of which are expensive and time consuming.  The inability quickly and relatively inexpensively to raise additional  capital  can be a  significant  impediment  to  Vietnam  SEA  Fund's operation, if, as a result of market depreciation,  the value of its assets were to significantly decline. In such an instance,  fixed costs would be spread over fewer assets, thus causing its expense ratio to increase.

The  advantages  that  may  flow  from  the  potential  increase  in the size of
Developing Markets Trust should be weighed against the disadvantages  associated with potential diminution in size arising from redemptions. While increased size may result in improved management flexibility, the achievement of per share cost savings  and  lower  expenses,  a  contraction  in  the  size  of the  Fund  may correspondingly result in reduced management  flexibility,  and higher expenses.
In this  connection,  the Transaction,  if completed,  will make it possible for former  Vietnam  SEA Fund  shareholders  to redeem  their  shares  (subject to a redemption fee of 2% for the six months following the Closing Date),  which will reduce the size of  Developing  Markets  Trust  commensurate  with the extent of those  redemptions.  Redemptions also may increase  significantly,  for example, should the asset class, of which Developing Markets Trust is a part, fall out of favor in the market place.

Finally,  Vietnam SEA Fund is a closed-end  fund that is listed on the NYSE. The shares of closed-end funds that are traded on a secondary market, like the NYSE, may  trade at  either a  discount  or a  premium  to their  NAV per  share  and, historically,  Vietnam  SEA Fund's  shares have  generally  tended to trade at a discount to their NAV per share.  In contrast,  the 1940 Act generally  requires that the shares of Developing  Markets Trust,  as an open-end fund, be purchased or sold at their  respective NAV per share,  plus any applicable sales charge or redemption fee, on any day that  Developing  Markets Trust is open for business.
Thus, shares of Developing Markets Trust, including Advisor Class Shares, cannot be purchased or redeemed at a discount or a premium.

                                        8

Who manages the Funds?

The  overall  management  of the  business  and  affairs of Vietnam SEA Fund and
Developing  Markets  Trust,  including  general  supervision  and review of each
Fund's investment  activities,  is the  responsibility of the Board of Directors and the Board of Trustees,  respectively (each, a "Board" and, collectively, the
"Boards").

Both Funds are  registered  with the SEC.  Vietnam SEA Fund was  organized  as a
Maryland corporation on July 19, 1994. Developing Markets Trust was organized as a Massachusetts business trust on August 9, 1991, although the Board of Trustees has  recommended  to the current  shareholders  of Developing  Markets Trust the approval of the  reorganization of Developing Markets Trust from a Massachusetts business trust into a Delaware  business trust (the "DBT  Reorganization").  The
DBT Reorganization,  which would not become effective until after the completion of the  Transaction,  is subject to the approval of Developing  Markets  Trust's shareholders  and is not  expected  to result  in any  material  changes  to the management of Developing  Markets Trust.  Vietnam SEA Fund  shareholders are not being asked to vote on the DBT Reorganization.

Subject to the  supervision  of each Fund's Board,  the  Investment  Manager,  a
Singapore company, manages the assets of each Fund in accordance with the Fund's
stated  investment  goals,   policies  and  restrictions  and  makes  investment
decisions  for  each  Fund,  including  placing  purchase  and sell  orders  for securities.  The Investment  Manager's  principal office is located at 7 Temasek
Blvd.,  Suntec Tower One, #38-03,  Singapore 038987, with a branch office at Two
Exchange Square,  Hong Kong. The Fund has been advised that there is doubt as to the  enforceability  in  the  courts  of  Singapore  of  judgments  against  the
Investment Manager predicated upon the civil liability provisions of the federal securities laws of the United States.  The Investment Manager is advised by U.S.
counsel with respect to the federal  securities  laws of the United States.  The
Investment  Manager  is  an  indirect,   wholly  owned  subsidiary  of  Franklin
Resources, Inc. ("Resources").  Resources is a publicly owned company engaged in various aspects of the financial  services  industry  through its  subsidiaries.
Together,  the Investment Manager and its affiliates serve as investment manager or administrator to 53 registered investment  companies,  with approximately 155
U.S.-based funds or series.  They have more than $275 billion in combined assets under management for more than 5 million  U.S.-based mutual fund shareholder and other accounts as of April 30, 2002. The principal shareholders of Resources are
Charles B. Johnson and Rupert H. Johnson,  Jr., who own approximately [17.3% and
14.5%], respectively,  of its outstanding shares. Charles B. Johnson is Chairman of the Board,  Director and Vice President of Vietnam SEA Fund,  Chairman of the
Board,  Trustee and Vice  President of Developing  Markets Trust and Chairman of
the Board, Chief Executive  Officer,  Member-Office of the Chairman and Director
of Resources and an officer and/or  director or trustee,  as the case may be, of most of the subsidiaries of Resources.  Rupert H. Johnson, Jr. is Vice President
of both  Vietnam  SEA Fund  and  Developing  Markets  Trust  and Vice  Chairman,
Member-Office  of the  Chairman and  Director of  Resources  and officer  and/or director or trustee,  as the case may be, of most of the other  subsidiaries  of
Resources. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

                                        9

The portfolio  management team responsible for Vietnam SEA Fund's and Developing
Markets Trust's day-to day management is:

     Mark Mobius,  Ph.D.,  Managing  Director of Templeton Asset Management Ltd.
Mr. Mobius has been a manager of Developing Markets Trust since 1991 and Vietnam
SEA Fund since its inception in 1994. He joined Franklin  Templeton  Investments in 1987.

     Tom Wu,  Director of  Templeton  Asset  Management  Ltd.  Mr. Wu has been a manager of Developing  Markets Trust since 1991.  He joined  Franklin  Templeton
Investments in 1987.

     Dennis Lim,  Director of Templeton Asset Management Ltd. Mr. Lim has been a manager of Developing  Markets Trust since 2001 and Vietnam SEA Fund since 2000.
He joined Franklin Templeton Investments in 1990.

Each Fund has a separate management  agreement with the Investment Manager under which the Investment  Manager  receives a management fee calculated based on the net assets for the relevant Fund. For Developing  Markets Trust,  the management fee is equal to an annual rate of 1.25% of the Fund's  average daily net assets.
Each class of shares of Developing Markets Trust pays its proportionate share of the fee.

For  Vietnam  SEA  Fund,  the  management  fee is equal to 1.50% per year of the average weekly net assets of the Fund.  Effective August 1, 1998, the Investment
Manager  agreed to reduce its  management  fee to 1.35% per year of the  average weekly net assets.  This fee waiver may be terminated at any time upon notice to
Vietnam SEA Fund's Board of Directors.  From its management  fee, the Investment
Manager pays a shareholder  servicing agent fee to UBS Warburg, LLC of 0.10% per year of the average weekly net assets of the Fund.

Developing  Markets  Trust also pays a separate  administration  fee to Franklin
Templeton Services, LLC ("FT Services") equal to:

---------------------------------------------------------------
Annual Rate       Average Daily Net Assets
---------------------------------------------------------------
0.15%             First $200 million
0.135%            Over $200 million, up to and including $700 million
0.10%             Over $700 million
0.075%            Over $1.2 billion
---------------------------------------------------------------

Vietnam SEA Fund pays a separate administration fee to FT Services equal to:

---------------------------------------------------------------
Annual Rate       Average Daily Net Assets
---------------------------------------------------------------
0.15%             All assets
---------------------------------------------------------------

How are the shares of each Fund sold?

Franklin/Templeton  Distributors,  Inc.  ("Distributors")  acts as the principal underwriter  in the continuous  public  offering of Developing  Markets  Trust's shares.  Distributors is located at One Franklin Parkway, San Mateo,  California
94403-1906.

                                        10

Distributors  pays the  expense of the  distribution  of Advisor  Class  Shares, including  advertising  expenses  and the costs of printing  sales  material and prospectuses  used to offer  Advisor  Class  Shares  to the  public.  Developing
Markets  Trust pays the expenses of preparing  and  printing  amendments  to its registration  statement and prospectuses  (other than those  necessitated by the
activities   of   Distributors)   and  of  sending   prospectuses   to  existing
shareholders. Distributors does not receive compensation from Developing Markets
Trust for acting as underwriter of Advisor Class Shares.

Because Vietnam SEA Fund is a closed-end  investment company that has its shares publicly  traded on the NYSE,  there is no  continuous  public  offering  of its shares.

What are the fees and  expenses  of each Fund and what  might  they be after the
Transaction?

The following  table describes the fees and expenses that you may pay if you buy and hold shares of Vietnam SEA Fund or Developing  Markets Trust. The table also shows the  estimated  expense  levels for  Developing  Markets  Trust  after the
Transaction.  The  purpose  of the table is to assist you in  understanding  the various  costs and  expenses  that you will bear  directly  or  indirectly  as a shareholder of Developing Markets Trust.

                                    Fee Table
                                       for
      Vietnam SEA Fund and Developing Markets Trust - Advisor Class Shares

                                               ------------------------------------------
                                                              Developing    Developing
                                                               Markets    Markets Trust
                                                                Trust     Advisor Class
                                                Vietnam SEA    Advisor        After
                                                   Fund         Class      Transaction
===============================================------------------------------------------

Shareholder Transaction Expenses(1)
Sales Load
 (as a percentage of offering price)               None          None          None
Dividend Reinvestment and Cash Purchase Plan       $5.00         None          None
Fees(2)
Redemption Fee                                      N/A          2%(3)         2%(4)

Annual Expenses
    (as percentage of net assets attributable
to common shares)
Management Fees                                   1.50%(5)      1.25%         1.25%
Distribution and Service (12b-1) fee                N/A          None          None
Other Expenses(6)                                 0.71%         0.62%         0.61%
                                               ------------------------------------------
Total Annual Expenses                             2.21%         1.87%         1.86%
                                               ------------------------------------------

(1)  Information  provided for Vietnam SEA Fund's  shares is for the fiscal year ended March 31, 2002.  Information provided for Developing Markets Trust is for the  fiscal  year  ended  December  31,  2001.  The pro forma  combined expenses are based on the net assets of the Funds as of January 1, 2002.
(2)  Only Vietnam SEA Fund has a Cash Purchase Plan.
(3)  Applies to market timers only. For more  information  about fees for market timers,  please see the "Account Policies" subsection of the "Your Account"
     section of the Developing Markets Trust Prospectus.
(4)  Applies to Market  Timers  and former  Vietnam  SEA Fund  shareholders  who redeem or exchange  their  Advisor  Class  Shares  within six months of the
     Closing Date.

                                       11

(5)  Management fees were reduced on assets  invested in Franklin  Institutional
     Fiduciary Trust Money Market Portfolio, an affiliated money market fund, in an amount not to exceed the  management  fee paid by the money market fund.
     The  Investment  Manager has agreed to reduce the  management fee to 1.35%.
     This fee waiver may be  terminated  at any time upon  notice to Vietnam SEA
     Fund's Board of Directors.
(6)  Other expenses include  administration fees, transfer agent fees, custodian
     fees,    registration    and   filing   fees,    professional    fees   and
     Trustees/Directors fees and expenses.

Example

This example can help you compare the cost of investing in Vietnam SEA Fund with the cost of investing in Advisor Class Shares of Developing  Markets  Trust.  It
assumes:

[_]     You invest $10,000 for the periods shown;
[_]     Your investment has a 5% return each year;
[_]     The Fund's operating expenses remain the same each year; and
[_]     You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower,  based on these  assumptions, your costs would be:

                               1 Year      3 Years     5 Years    10 Years
                               ------      -------     -------    --------
Vietnam SEA Fund                $224        $691       $1,185      $2,544

Developing Markets Trust        $190        $588       $1,011      $2,190

Projected Developing            $189        $585       $1,006      $2,180
Markets Trust (after
Transaction)

How do the performance records of the Funds compare?

The table below provides performance data for periods ended January 31, 2002, as considered  by the Board of Directors of Vietnam SEA Fund,  based on each Fund's
NAV and also,  in the case of Vietnam SEA Fund,  market  value.  All returns are cumulative and reflected in US Dollars.  Past  performance is not a guarantee of future  results,  and it is not possible to predict  whether or not  performance will be affected by the Transaction.

                         3 Month    YTD      1 Year   3 Years    5 Years
                         --------   ---      ------   --------   -------

Developing Markets
Advisor Class Shares
(Inception Date: Oct.
16, 1991)(1)
NAV                       16.6%     5.4%     -10.8%      9.7%     -28.8%

Vietnam SEA Fund
(Inception Date: Sept.
8, 1994)
Net Asset Value           16.7%     9.1%     -0.4%      -2.5%     -38.3%
Market Price              27.2%    -5.3%     11.3%       5.3%     -35.0%

                                        12

(1)  Effective  1/2/97,  Developing  Markets Trust began offering  Advisor Class
     Shares,  which do not have sales charges or a Rule 12b-1 plan.  Performance quotations for this class reflect the following methods of calculation: (a)
     For  periods  prior to  1/2/97,  a  restated  figure is used based upon the
     Developing  Markets  Trust's Class A  performance,  excluding the effect of
     Class A's maximum initial sales charge,  but reflecting the effect of Class
     A's Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance  issued  reflecting  all  charges and fees  applicable  to that class.

Shares of closed-end investment companies,  such as Vietnam SEA Fund, frequently trade at a  discount  from  NAV.  This  characteristic  is a risk  separate  and distinct from the risk that Vietnam SEA Fund's NAV may  decrease,  and this risk may be greater for  shareholders  expecting to sell their shares in a relatively short period.

The  following  table shows the history of public  trading of Vietnam SEA Fund's shares during the quarter for the last two fiscal years of Vietnam SEA Fund.

                         Net Asset Value      Market Price        Percentage
                         ---------------      ------------        ----------
                                                                   Discount
                                                                   --------
Quarter Ended            High       Low      High      Low      High      Low
-------------            ----       ---      ----      ---      ----      ---

June 30, 2000           $11.99     $9.31    $8.188   $6.125     31.7%    34.2%
September 30, 2000      $10.15     $8.31    $7.625   $6.000     24.9%    27.8%
December 31, 2000        $8.62     $7.83    $6.313   $5.500     26.8%    29.8%
March 31, 2001           $8.89     $7.71    $6.820   $5.900     23.3%    23.5%
June 30, 2001            $8.32     $7.51    $6.650   $5.850     20.1%    22.1%
September 30, 2001       $8.46     $7.44    $6.850   $5.830     19.0%    21.6%
December 31, 2001        $8.05     $7.37    $7.000   $5.950     13.0%    19.3%
March 31, 2002           $9.44     $7.98    $8.850   $6.800     6.3%     14.8%

As of May 20,  2002,  the NAV per share of Vietnam  SEA Fund was $9.95,  and the market price per share was $9.41.

What are the financial highlights of each Fund?

The tables below set forth  certain  specified  information  for a share of each
Fund  outstanding  through  each  period  presented.  Except  where  noted,  the information  for each  fiscal year end has been  audited.  This  information  is derived from  financial and  accounting  records of each Fund.  The  information should be read in conjunction with the financial  statements and notes contained in each Fund's Annual Report.  Developing  Markets Trust's Annual Report for the
fiscal year ended December 31, 2001 is enclosed as Exhibit F.

                                        13

TEMPLETON DEVELOPING MARKETS TRUST
Advisor Class Shares
Financial Highlights

                                       -----------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                          2001      2000     1999     1998     1997+
Per share operating performance++
(for a share outstanding throughout
the year)
Net asset value, beginning of year..    $10.55    $15.62   $10.28   $12.93   $15.43
                                       -----------------------------------------------
Income from investment operations:
  Net investment income.............       .14      .11       .09      .23      .17
  Net realized and unrealized gains
(losses)............................      (.71)    (5.03)    5.25    (2.60)   (1.63)
                                       -----------------------------------------------
Total from investment operations....      (.57)    (4.92)    5.34    (2.37)   (1.46)
                                       -----------------------------------------------
Less distributions from:
  Net investment income.............      (.14)     (.15)      --     (.23)    (.20)
  Net realized gains................        --        --       --     (.05)    (.84)
                                       -----------------------------------------------
Total distributions.................      (.14)     (.15)      --     (.28)   (1.04)
                                       -----------------------------------------------
Net asset value, end of year........     $9.84    $10.55   $15.62   $10.28   $12.93
                                       -----------------------------------------------
Total return*                            (5.43)%  (31.67)%  51.95%  (18.47)%  (9.36)%

Ratios/supplemental data
Net assets, end of year (000's).....   $81,320  $115,144 $190,341 $115,494  $98,101
Ratios to average net assets:
  Expenses..........................      1.87%    1.77%     1.74%    1.78%    1.69%**
  Net investment income.............      1.40%     .88%      .72%    1.82%    1.04%**
Portfolio turnover rate.............     61.45%   69.37%    45.82%   37.51%   30.06%

*    Total return is not annualized.
**   Annualized.
+    For the period January 2, 1997 (effective date) to December 31, 1997.
++   Based on average weighted shares outstanding  effective year ended December
     31, 1999.

                                        14

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Highlights

                                 -------------------------------------------------------------
                                                     YEAR ENDED MARCH 31,
                                 -------------------------------------------------------------
                                    2002        2001      2000      1999      1998     1997
                                 -------------------------------------------------------------
Per Share Operating Performance+
(For a share outstanding
throughout the year)
Net asset value, beginning of
year.............................    $7.84      $11.64    $8.68      $9.07    $14.05  $13.91
                                 -------------------------------------------------------------
Income from investment
operations:
  Net investment income..........      .05        (.02)    (.07)      (.08)      .09     .29
  Net realized and unrealized
gains (losses)...................     1.48       (3.86)    3.03       (.31)    (4.86)    .21
                                 -------------------------------------------------------------
Total from investment operations.     1.53       (3.88)    2.96       (.39)    (4.77)    .50
                                 -------------------------------------------------------------
Capital shares repurchases.......       --         .08       --        --        --       --
                                 -------------------------------------------------------------
Tender offer expenses deducted          --         --        --        --       (.04)     --
from capital
                                 -------------------------------------------------------------
Less distributions from:
  Net investment income..........     (.03)        --        --        --       (.13)   (.31)
  Net realized gains.............       --         --        --        --       (.03)   (.05)
  Tax return of capital..........       --         --        --        --       (.01)     --
                                 -------------------------------------------------------------
Total distributions..............     (.03)        --        --        --       (.17)   (.36)
                                 -------------------------------------------------------------
Net asset value, end of year.....    $9.34       $7.84   $11.64      $8.68     $9.07   $14.05
                                 -------------------------------------------------------------
Market value, end of year (a)      $8.8500     $5.9800  $8.1250    $6.9375   $8.3125  $11.2500
                                 -------------------------------------------------------------
Total return*
  Based on market value per
share...........................     48.51%     (26.40)%  17.12%    (15.88)%  (25.14)%(10.87)%

Ratios/Supplemental Data
Net assets, end of year (000's).   $42,432    $35,610    $54,508   $40,615  $42,437  $113,214
Ratios to average net assets:
  Expenses**.....................     2.21%       2.22%    2.30%      3.22%     2.23%   1.82%
  Net investment income..........      .57%       (.19)%   (.58)%    (1.06)%     .91%   2.04%
Portfolio turnover rate..........    78.86%      78.51%   68.98%     20.56%    89.42%  20.16%

+    Based on average weighted shares outstanding effective year ended March 31,
     2000.
*    Total return is not annualized.
**   Effective  August 1,  1998,  the  Investment  Manager  agreed to reduce its investment  management fee to an annual rate of 1.35% of the Fund's average weekly  net  assets.  This fee waiver  may be  terminated  at any time upon notice to the Fund's Board of  Directors.  With the fee waiver and payments by affiliates,  the Fund's net expense ratios were 2.08%, 2.07%, 2.15%, and
     3.12%,  for the Fund's fiscal year ended on March 31 for 2002,  2001, 2000, and 1999, respectively.
(a)  Based on the last sale on the New York Stock Exchange.

                                        15

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Highlights

                                                 YEAR ENDED MARCH 31,
                                        ----------------------------------------
Per Share Operating Performance                 1996               1995*
                                        ----------------------------------------
(For a share outstanding throughout
the year)
Net asset value, beginning of period           $13.09               $14.10
                                        ----------------------------------------

Income from investment operations:
  Net investment income                           .36                  .13
  Net realized and unrealized gain                .91                (1.00)
  (loss)
                                        ----------------------------------------
Total from investment operations                 1.27                 (.87)
                                        ----------------------------------------
Underwriting expenses deducted from               --                  (.09)
capital
                                        ----------------------------------------
Distributions:
  Dividends from net investment income           (.38)                (.05)
  Distributions from net realized gains          (.07)                  --
                                        ----------------------------------------
Total distributions                              (.45)                (.05)
                                        ----------------------------------------
Net asset value, end of period                 $13.91               $13.09
                                        ----------------------------------------
Market value, end of year                      $13.00               $11.00
                                        ----------------------------------------
Total return**
Based on market value per share                 22.11%              (26.33%)

Ratios/Supplemental Data
Net assets, end of period (000)               $112,073             $105,306
Ratio of expenses, inclusive of fee
  waiver, to average net assets                  1.47%                1.72%***
Ratio of net investment income to
  average net assets                             2.62%                1.81%***
Portfolio turnover rate                          4.01%               11.77%

*    For the period September 8, 1994  (commencement of operations) to March 31,
     1995.

**   Not annualized for period(s) of less than one year.

***  Annualized.

                                        16

Where can I find more performance and financial information about the Funds?

Performance  data for Developing  Markets Trust can also be found in the section entitled  "Performance"  in the Developing  Markets Trust  Prospectus,  which is
enclosed   as   Exhibit  E  and  is   incorporated   by   reference   into  this
Prospectus/Proxy Statement. Additional historical performance and financial data can be found for Developing  Markets Trust in its Annual Report to  Shareholders
for the fiscal year ended December 31, 2001,  which is enclosed as Exhibit F and is  incorporated  by reference  into this  Prospectus/Proxy  Statement.  Similar information  for  Vietnam  SEA  Fund  can be  found  in  its  Annual  Report  to
Shareholders  for the fiscal year ended March 31, 2002, which is incorporated by reference  into the SAI,  has  previously  been  provided  to  Vietnam  SEA Fund shareholders,  and is available upon request.  For instructions on how to obtain additional  information  about the Funds,  see the  "Further  Information  About
Developing Markets Trust and Vietnam SEA Fund" section of this  Prospectus/Proxy
Statement.

What are other key features of the Funds?

Transfer  Agency   Services.   The  transfer   agent,   registrar  and  dividend
disbursement  agent for Vietnam  SEA Fund is Mellon  Investor  Services  LLC, 85
Challenger  Road,  Overpeck  Center,  Ridgefield  Park,  New Jersey  07660.  The
shareholder  servicing  agent,  transfer  agent and  dividend  paying  agent for
Developing Markets Trust is Franklin Templeton Investor Services, LLC ("Investor
Services"), 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

Custody Services.  JP Morgan Chase Bank,  MetroTech Center,  Brooklyn,  New York
11245,  acts as the custodian of the  securities  and other assets of Developing
Markets Trust and Vietnam SEA Fund.

Administrative  Services.  FT Services,  a wholly owned  subsidiary of Resources with offices at One Franklin Parkway, San Mateo, California 94403-1906, provides certain  administrative  services to Developing Markets Trust and to Vietnam SEA
Fund, including,  for each Fund: (i) providing office space,  telephone,  office equipment and supplies for the Fund; (ii) providing  trading desk facilities for the  Fund  (unless  provided  by  the  Investment  Manager);  (iii)  authorizing expenditures  and  approving  bills for  payment  on  behalf  of the Fund;  (iv)
supervising  preparation  of  periodic  reports  to  shareholders,   notices  of
dividends,  capital  gains  distributions  and tax  credits,  and  attending  to correspondence  and  other  communications  with  individual  shareholders;  (v)
coordinating  the daily pricing of the Fund's  investment  portfolio,  providing fund accounting  services and coordinating  trade  settlements;  (vi) monitoring relationships  with  other  service  providers  to the Fund;  (vii)  supervising compliance by the Fund,  including  compliance with the federal securities laws, federal tax laws, and other applicable state and federal laws, maintaining books and  records  for the Fund (other than those  maintained  by the  custodian  and transfer agent),  and preparing and filing of tax reports,  as well as providing executive,  clerical and secretarial  personnel  needed to carry out and support services incidental to carrying out the above responsibilities.

Purchases and  Redemptions.  Advisor Class Shares are sold on a continuous basis at NAV per share,  without a sales charge.  Developing  Markets Trust calculates the NAV each  business  day at the close of  trading  on the  NYSE.  The NAV for
Advisor Class Shares is calculated by dividing net assets  attributable  to that class by the number of its shares outstanding. There are certain initial minimum investments,  which vary depending upon the  purchaser.  Subsequent  investments generally must be at least $50.

                                        17

Advisor Class Shares may be sold  (redeemed)  at any time at NAV.  Advisor Class
Shares may also be  exchanged  generally  for Advisor  Class  shares (or, if not available,  Class A or Class Z shares)  of most  other  Franklin(R)funds  and/or
Templeton(R)funds (collectively, the "funds in Franklin Templeton Investments"), subject to certain  limitations  as provided in the prospectus of the respective fund.  Because an exchange is  technically  a sale and a purchase of shares,  an exchange is a taxable transaction.

Developing Markets Trust does not allow investments by market timers. Identified market  timers who redeem or exchange  their Advisor Class Shares within 90 days of purchase  will be assessed a fee of 2% of redemption  proceeds.  In addition, former Vietnam SEA Fund shareholders who redeem or exchange Advisor Class Shares received in the  Transaction  within six months of the Closing Date will also be assessed a  redemption  fee of 2%.  These fees will be  retained  by  Developing
Markets  Trust and are  charged in order to help  defray the  transaction  costs associated with such redemptions and exchanges, including the brokerage expenses incurred in connection with the liquidation of portfolio securities necessitated by the  redemption,  processing  or  other  transaction  costs  incident  to the redemption,  odd-lot premiums,  transfer taxes,  administrative  fees, custodian fees, and register and transfer agent fees.

For more information and specific instructions  explaining how to buy, sell, and exchange  Advisor  Class Shares,  please see the section  "Your  Account" in the enclosed  Developing  Markets Trust  Prospectus.  The  Developing  Markets Trust
Prospectus  also lists phone  numbers for you to call if you have any  questions about your account under the heading "Questions."

Because Vietnam SEA Fund is a closed-end fund, there are no exchange  privileges for its shares. In addition,  Vietnam SEA Fund does not engage in the repurchase and selling of its shares,  except to the extent described below with respect to the share repurchase program and cash purchase plan.

Share Repurchase Program.  The Board of Directors of Vietnam SEA Fund previously authorized an open-market share repurchase program pursuant to which Vietnam SEA
Fund would purchase, from time to time, its shares in open-market  transactions, at the discretion of the Investment  Manager.  The open-market  share repurchase program was discontinued,  however, by the Board of Directors in January 2002 in order to help preserve the tax-free status of the Transaction. In the event that the  Transaction  is not approved by Vietnam SEA Fund  shareholders,  the Fund's
Board of Directors  may reinstate  the share  repurchase  program or recommend a similar program in the future,  depending upon market  conditions and regulatory and tax considerations.

Dividends and  Distributions.  Vietnam SEA Fund has a policy of distributing all of its net investment income annually.  Developing Markets Trust has a policy of distributing  all of its net investment  income twice each calendar  year.  Each
Fund distributes its net realized  short-term and net realized long-term capital gains, if any, at least annually. The amount of any distributions will vary, and there is no guarantee  that a Fund will pay either  income  dividends or capital gain  distributions.  Developing  Markets Trust expects to maintain this general dividend  policy  after the  completion  of the  Transaction  and to continue to qualify for treatment under Part I of Subchapter M of the Internal  Revenue Code of 1986, as amended (the "Code").

                                        18

Dividends and distributions from the Funds,  whether you receive them in cash or in  additional  shares,  are generally  subject to federal  income tax as either ordinary income or capital gains.  Shareholders who are generally not subject to income tax,  however,  may not be required to pay income taxes on such dividends and  distributions.  Each Fund will send you a statement  annually that reflects the tax status of distributions received from that Fund.

Vietnam SEA Fund offers a dividend  reinvestment and cash purchase plan pursuant to  which  shareholders  may  elect  to  have  all  distributions  automatically reinvested by Mellon  Securities  Trust Company,  Vietnam SEA Fund's plan agent.
Participants in this plan also have the option of submitting additional payments to the plan agent for the purchase of additional Vietnam SEA Fund shares for his or her account.  More information about Vietnam SEA Fund's Dividend Reinvestment and Cash Purchase Plan is available in the Annual Report to Shareholders for the fiscal year ended March 31, 2002,  which is  incorporated  by reference into the
SAI,  has  previously  been  provided to Vietnam SEA Fund  shareholders,  and is available upon request.

Developing  Markets Trust  automatically  reinvests  distributions in additional
Advisor Class Shares, unless a shareholder selects a different option.  Specific instructions  explaining  how to select a different  option are  outlined in the enclosed  Developing  Markets Trust Prospectus  under the heading  "Distribution
Options."

                           Reasons for the Transaction

The Board of Directors of Vietnam SEA Fund has recommended the Transaction in an effort to address the discount of Vietnam SEA Fund's market price per share from its NAV per share by  combining  Vietnam SEA Fund with a larger,  open-end  fund that has a broad  developing  markets  investment  mandate.  In addition,  it is expected  that  shareholders  of  both  Funds  will  gain  portfolio  management efficiencies and possible expense reductions from the combination.

A meeting of the Board of  Directors  of Vietnam  SEA Fund was held on March 19,
2002 to consider the proposed Transaction.  The Board of Directors requested and received from the  Investment  Manager  written  materials  containing  relevant information  about  Developing  Markets  Trust  and  the  proposed  Transaction, including  fee and  expense  information  on an  actual,  pro forma  and  future estimated basis, and comparative  performance data. The Independent Directors of
Vietnam SEA Fund also were advised on this matter by independent counsel.

The Board of Directors of Vietnam SEA Fund considered the potential benefits and costs  of the  Transaction  to  Vietnam  SEA  Fund  shareholders.  The  Board of
Directors  reviewed  information about: (i) the investment goals and policies of
Developing  Markets  Trust as compared to Vietnam SEA Fund;  (ii) the  portfolio management of Developing  Markets Trust;  (iii) the  comparative  short-term and long-term  investment  performance  of Developing  Markets Trust and Vietnam SEA
Fund;  (iv) the current  expense  ratios of Advisor  Class Shares of  Developing
Markets Trust and Vietnam SEA Fund; (v) the expenses related to the Transaction;
and (vi) the tax consequences of the Transaction to the Vietnam SEA Fund and its
respective shareholders.

                                        19

The Board of Directors  specifically  considered  that the Funds have  identical investment  goals and  similar  investment  policies.  By  reorganizing  with an
open-end  fund,   former  Vietnam  SEA  Fund  shareholders  will  no  longer  be shareholders  of a fund with a market  value that varies from its NAV. If former
Vietnam SEA Fund shareholders desire to redeem the Advisor Class Shares received in  the  Transaction,  they  may do so at  NAV.  The  Board  of  Directors  also considered  that  former  Vietnam SEA Fund  shareholders  who redeem or exchange
Advisor Class Shares received in the Transaction within six months following the
Closing Date will be assessed a redemption fee of 2%.  Combining the Funds could enhance  portfolio  management by increasing  Developing  Markets  Trust's asset base. The increased  size may be beneficial to  shareholders  because  spreading fixed  expenses  over a larger  asset  base could  potentially  reduce per share expenses.  In addition,  Developing  Markets Trust  historically has had a lower
expense  ratio  than  Vietnam  SEA  Fund.   And,  while  Vietnam  SEA  Fund  has
outperformed  Advisor  Class Shares on an NAV basis over the shorter term (three
month,   year-to-date   and  one  year  periods),   Advisor  Class  Shares  have
outperformed  Vietnam  SEA Fund on an NAV basis over the longer term (three year and five year periods).

Based upon their evaluation of the relevant  information  presented to them, and in light of their  fiduciary  duties  under  federal and state law, the Board of
Directors  of Vietnam  SEA Fund,  including  all of its  Independent  Directors, concluded  that the  Transaction  is in the best  interests  of Vietnam SEA Fund shareholders  and that no  dilution  of value  would  result to Vietnam SEA Fund shareholders from the Transaction.  On March 19, 2002, the Board of Directors of
Vietnam SEA Fund, including all of its Independent Directors,  approved the Plan and decided to recommend that Vietnam SEA Fund  shareholders vote to approve the
Transaction.

The Board of Trustees of Developing Markets Trust also reviewed and approved the
Transaction.  The Board of Trustees,  in approving the  Transaction,  considered that the  increased  size may be beneficial to  shareholders  because  spreading fixed  expenses  over a large asset base could result in reduced  expenses.  The
Board of Trustees concluded that the Transaction is in the best interests of the shareholders  of  Developing  Markets  Trust and that no dilution of value would result to the shareholders of Developing Markets Trust from the Transaction.

                   FOR THE REASONS DISCUSSED ABOVE, THE BOARD
                       OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           THAT YOU VOTE FOR THE PLAN.

                        Information About the Transaction

This is only a summary of the Plan and is qualified in its entirety by reference to the Plan. You should read the actual Plan, which is attached as Exhibit A.

                                        20

How will the Transaction be carried out?

If Vietnam SEA Fund  shareholders  approve the Plan, the  Transaction  will take place if certain  conditions set forth in the Plan are satisfied,  including the declaration of a distribution  by Vietnam SEA Fund prior to the Closing Date and the delivery of certain  documents,  including an opinion in form and  substance reasonably  satisfactory to Vietnam SEA Fund and Developing Markets Trust to the
effect that the Transaction is expected to constitute a tax-free  reorganization for federal income tax purposes. If Vietnam SEA Fund shareholders do not approve the Plan, the Transaction will not take place.

Vietnam  SEA Fund and  Developing  Markets  Trust will  mutually  agree upon the
Closing Date. The  Transaction  currently is expected to occur shortly after the
Meeting, but may occur as of any later date otherwise agreed to by the Funds. On the Closing  Date,  the relative  value of the assets of Vietnam SEA Fund and of
Developing  Markets  Trust and  their  respective  shares  will be  measured  to determine the number of Advisor  Class Shares each Vietnam SEA Fund  shareholder is entitled to receive in the Transaction.

The Plan  provides  that on the Closing  Date,  Vietnam  SEA Fund will  transfer substantially  all of its assets to  Developing  Markets  Trust in exchange  for
Advisor Class Shares.  The net asset values of both Developing Markets Trust and
Vietnam SEA Fund will be computed  as of 4:00 p.m.  Eastern  time on the Closing
Date.  Developing  Markets  Trust will deliver to Vietnam SEA Fund the number of
Advisor  Class  Shares  that,  based on the relative net asset values of the two
Funds,  will have an  aggregate  NAV equal to that of the  aggregate  NAV of the outstanding  Vietnam SEA Fund shares.  Vietnam SEA Fund will then distribute the
Advisor Class Shares pro rata to each Vietnam SEA Fund  shareholder  in exchange for  that  shareholder's  Vietnam  SEA  Fund  shares  so that  Vietnam  SEA Fund shareholders  will hold Advisor Class Shares having the same aggregate NAV as of the Closing Date as the shares they have  exchanged.  Vietnam SEA Fund will then be liquidated and dissolved.

What are some of the other important terms of the Plan?

Pursuant  to  the  terms  of the  Plan,  the  Plan  may be  terminated  and  the
Transaction  abandoned at any time (before or after approval by Vietnam SEA Fund shareholders)  by: (i) the mutual consent of the Funds (through their respective
Boards),  or (ii) by either Fund if any condition to its  obligations  under the
Plan have not been fulfilled or waived. In addition,  if the Transaction has not been completed by [______ __], 2002, the Plan will automatically terminate as of that date unless a later date is mutually agreed to by the Funds' Boards. In the event  the  Plan  is so  terminated,  expenses  incurred  to the  date  of  such termination  will be borne  one-quarter  by  Vietnam  SEA Fund,  one-quarter  by
Developing Markets Trust and one-half by the Investment  Manager,  as investment adviser to both Funds.

At any time prior to the Closing  Date,  any of the terms or  conditions  of the
Plan may be waived by the party who is  entitled to the benefit of such terms or conditions  so long as its  Board  determines  that the  waiver  will not have a material  adverse  effect  on the  benefits  intended  under  the  Plan  for its shareholders. In addition, the Plan may be amended only by the mutual consent of the Funds.

                                        21

Upon completion of the Transaction,  the various  representations and warranties made by the Funds to each other under the Plan will expire and terminate, and no party thereafter  shall have any liability with respect to such  representations and warranties.

Who will pay the expenses of the Transaction?

The  expenses  resulting  from the  Transaction  will be shared  one-quarter  by
Vietnam SEA Fund,  one-quarter  by Developing  Markets Trust and one-half by the
Investment  Manager, as investment adviser to both Funds. The expenses resulting from the  Transaction,  including  the  costs  of the  proxy  solicitation,  are estimated to be $220,244, of which Vietnam SEA Fund will pay $55,061.

What are the tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free  reorganization for federal income  tax  purposes  under  Section  368(a)(1)  of the Code.  Based on certain assumptions  and  representations  received from Vietnam SEA Fund and Developing
Markets Trust, it is the opinion of Stradley,  Ronon,  Stevens & Young, LLP, counsel to the Funds,  that Vietnam SEA Fund shareholders will not recognize any gain or loss for  federal  income tax  purposes  as a result of the  exchange of their  shares of Vietnam  SEA Fund for  Advisor  Class  Shares and that  neither
Developing  Markets Trust nor its  shareholders  will recognize any gain or loss upon Developing Markets Trust's receipt of the assets of Vietnam SEA Fund in the
Transaction. In addition, the holding period and aggregate tax basis for Advisor
Class  Shares that are  received by a Vietnam SEA Fund  shareholder  will be the same as the holding period and aggregate tax basis of shares of Vietnam SEA Fund previously held by such shareholder.

After the  Transaction,  you will  continue to be  responsible  for tracking the adjusted  basis and  holding  period  of your  shares  for  federal  income  tax purposes.  You should consult your tax adviser  regarding the effect, if any, of the Transaction in light of your particular circumstances,  as well as the state and local tax consequences,  if any, of the Transaction  because this discussion only relates to the federal income tax consequences.

What should I know about Advisor Class Shares?

Each  Advisor  Class  Share  that  will  be  distributed  to  Vietnam  SEA  Fund shareholders  will be fully paid and nonassessable  when issued,  will be freely transferable  and will have no preemptive,  conversion or exchange rights unless otherwise determined by the Board of Trustees.

In addition,  the Board of Trustees of Developing  Markets Trust has submitted a proposal to  shareholders of Developing  Markets Trust to reorganize  Developing
Markets Trust from a Massachusetts business trust into a Delaware business trust
(the  "Delaware  Business  Trust").  If the  current  Developing  Markets  Trust shareholders  approve  the DBT  Reorganization,  the assets and  liabilities  of
Developing  Markets  Trust will be  transferred  to the newly  created  Delaware
Business Trust, and shareholders of Developing Markets Trust, on the day the DBT
Reorganization  takes place,  will receive shares of the Delaware Business Trust in exchange  for their  shares of  Developing  Markets  Trust.  Vietnam SEA Fund shareholders are not being asked to vote on the DBT Reorganization. The Delaware
Business  Trust will  continue  to operate in  substantially  the same manner as
Developing Markets Trust has operated as a Massachusetts business trust. The DBT
Reorganization  is  not  expected  to  take  place,  however,  until  after  the anticipated  Closing  Date of the  Transaction.  Therefore,  if Vietnam SEA Fund
shareholders approve the Transaction, Vietnam SEA Fund shareholders will receive
Advisor  Class Shares of Developing  Markets Trust on the Closing Date.  And, if
shareholders of Developing  Markets Trust approve the DBT  Reorganization,  then former Vietnam SEA Fund shareholders who hold Advisor Class Shares of Developing
Markets  Trust on the  effective  date of the DBT  Reorganization  will  receive
Advisor  Class Shares of the Delaware  Business  Trust of equal value to, and in exchange for,  their Advisor  Class Shares and will become  shareholders  of the
Delaware Business Trust.

                                        22

Described below is a summary comparison of certain rights and characteristics of the shares of Vietnam SEA Fund to the Advisor Class Shares of Developing Markets
Trust and the Advisor Class shares that will be issued by the Delaware  Business
Trust.  The following  summary is qualified in its entirety by the more complete comparisons  of Maryland  corporate  law,  Massachusetts  business trust law and
Delaware business trust law, and of the governing documents of the Funds and the
Delaware Business Trust attached as Exhibit B to the Prospectus/Proxy Statement, which is entitled "A Comparison of Governing Documents and State Law."

The Maryland General  Corporation Law (the "Maryland Code") contains  provisions specifically designed for investment companies,  such as Vietnam SEA Fund, which take into  account  their  unique  structure  and  operations,  and  allow  such
investment   companies   to  operate   more   efficiently   by  reducing   their
administrative  burdens.  For  example,  the charter or bylaws of an  investment company  organized  as  a  Maryland  corporation  may  provide  that  an  annual shareholders' meeting is not required in any year unless required by the federal
securities  laws.  Because  the  Maryland  Code  contains  detailed   provisions
regarding corporate  governance  matters, it may provide Maryland  corporations, such as Vietnam  SEA Fund,  more  specific  guidance  on certain  corporate  law issues.

By contrast,  the Massachusetts  statutory law governing  Massachusetts business trusts (the  "Massachusetts  Statute") is limited,  allowing  broad  contractual flexibility  for  much  of the  characteristics,  rights  and  obligations  of a business trust, such as Developing  Markets Trust, its trustees and shareholders to be provided for in the governing documents of the business trust.  Investment companies organized as Massachusetts business trusts, such as Developing Markets
Trust, have benefited from this flexibility by streamlining their operations and minimizing  expenses.  For example,  a business trust's governing  documents may permit  management of the business trust to take various  actions without having
to  obtain   shareholder   approval.   Additionally,   a  fund  organized  as  a
Massachusetts  business  trust  is not  required  to hold  annual  shareholders'
meetings, unless otherwise required by the federal securities laws or the fund's governing documents.

Funds formed as Delaware  business trusts under the Delaware  Business Trust Act
(the  "Delaware  Act") are also  granted  a  significant  amount of  operational flexibility,  resulting in efficiencies of operation that translate into savings for a fund,  such as the Delaware  Business  Trust,  and its  shareholders.  For example,  the Delaware Act also  authorizes  management to take various  actions without requiring shareholder approval if permitted by the governing instrument.
Additionally, a fund formed as a Delaware business trust need not hold an annual shareholders' meeting in any year unless required by the federal securities laws
or  the  fund's  governing   instrument.   Unlike  the  Maryland  Code  and  the
Massachusetts  Statute,  the  Delaware  Act also  permits any  amendment  to the business trust's governing instrument without the need for a state filing, which
can  reduce  administrative   burdens  and  costs.   Furthermore,   there  is  a
well-established  body of legal precedent in the area of Delaware  corporate and alternative  entities law that may be relevant in deciding issues  pertaining to the Delaware Business Trust.

                                        23

While former Vietnam SEA Fund  shareholders,  as holders of Advisor Class Shares of Developing  Markets Trust or as shareholders of the Delaware  Business Trust, will have  similar  distribution  and voting  rights as they  currently  have as
Vietnam SEA Fund shareholders, there are certain differences. The organizational structures  differ  in  record  date  parameters  for  determining  shareholders entitled to notice, to vote and to a distribution,  and differ in the proportion of outstanding  shares required to vote on certain  matters.  Unlike Vietnam SEA
Fund,  Developing  Markets  Trust is  authorized to issue series and classes and currently has more than one class of shares.  Shareholders of Developing Markets
Trust are entitled to vote by series or class where any matter  affects only the interest of some but not all series or classes. In addition,  unlike Vietnam SEA
Fund,  whose By-Laws require annual  shareholders'  meetings for the election of directors and the  transaction  of other  business,  the governing  documents of
Developing  Markets  Trust do not require  the  holding of annual  shareholders'
meetings.  Developing Markets Trust may, however,  hold a shareholders'  meeting for such purposes as changing fundamental investment  restrictions,  approving a new investment management agreement or any other matters that are required to be acted  on by  shareholders  under  the 1940 Act or  Developing  Markets  Trust's governing documents.  Similar to Developing Markets Trust, the Delaware Business
Trust will also be  authorized  to issue series and classes,  will have the same rights with respect to voting by series and classes as Developing  Markets Trust and will have multiple classes  outstanding.  Like Developing Markets Trust, the
Delaware  Business  Trust is not required by its  governing  instrument  to hold annual shareholder meetings, but shareholder meetings will be called when deemed necessary or desirable by the Delaware Business Trust's Board of Trustees, or to
the extent  required by the 1940 Act, by the chairperson of the Board, or at the request of holders of 10% of the outstanding shares if such shareholders pay the reasonably  estimated  cost of preparing and mailing the notice of such meeting, for the purpose of electing trustees.

Under the Maryland Code, the shareholders of Vietnam SEA Fund are not subject to any personal  liability for any claims  against,  or liabilities of, Vietnam SEA
Fund solely by reason of being or having been a shareholder of Vietnam SEA Fund.
The Massachusetts Statute, however, does not address the limitation of liability of the shareholders of a business trust. The governing  instrument of Developing
Markets  Trust,  however,  expressly  provides that  shareholders  of Developing
Markets  Trust  are not  subject  to any  personal  liability  to any  person in connection  with  Developing  Markets  Trust's  property or the  operations  and obligations of Developing Markets Trust solely by reason of being or having been a shareholder  and not by reason of the  shareholder's  acts or omissions in any other  capacity.  The governing  instrument  also provides that any person doing business with or having any claims against  Developing  Markets Trust shall only look to Developing  Markets Trust's  property for such payment or claim and that no  shareholder  shall be  personally  liable  for any such  payment  or  claim.
However,  because of the Massachusetts Statute's silence on this issue, there is less  certainty  regarding  the  limitation  of  liability of  shareholders  for obligations of Developing  Markets Trust or its Trustees.  For this reason,  the governing  instrument  further  provides  that  Developing  Markets  Trust  will indemnify  each  shareholder  against  any  claims or  liabilities  to which the shareholder  may become  subject by reason of being or having been a shareholder and will reimburse the  shareholder  for legal and related  expenses  reasonably incurred  by the  shareholder  in  connection  with the claim or  liability.  By contrast,  under the Delaware Act,  shareholders of the Delaware  Business Trust will be entitled to the same limitation of personal  liability as is extended to shareholders  of a private  corporation  organized  for profit under the General
Corporation Law of the State of Delaware.

                                        24

With  respect to  shareholder  inspection  rights of a fund's books and records, each Fund, as well as the Delaware Business Trust,  provides certain  inspection rights to its shareholders at least to the extent required by applicable law.

A  final,  significant  difference  between  the  rights  of  Vietnam  SEA  Fund shareholders  and those of  shareholders  of  Developing  Markets  Trust and the
Delaware  Business  Trust is that,  because  Developing  Markets  Trust  and the
Delaware Business Trust are open-end funds,  shares of either Developing Markets
Trust or the Delaware  Business Trust must be repurchased by the respective Fund when offered by their respective shareholders for redemption,  assuming any such shareholder  complies with the provisions set forth in the respective  governing documents and prospectus of the applicable Fund.

As  promptly  as is  practicable  after the  Closing  Date,  each  holder of any outstanding certificate or certificates  representing shares of Vietnam SEA Fund shall be entitled to surrender those  certificates to Developing Markets Trust's transfer  agent in exchange  for the number of Advisor  Class  Shares into which their  shares  of  Vietnam  SEA  Fund,  as  represented  by the  certificate  or certificates so surrendered, shall have been converted. Certificates for Advisor
Class  Shares  shall  not  be  issued,   unless  specifically   requested  by  a
shareholder.  Following the Closing Date,  until  outstanding  certificates  for shares of Vietnam SEA Fund are  surrendered,  certificates for shares of Vietnam
SEA Fund shall be deemed, for all Developing Markets Trust purposes, to evidence ownership  of the  appropriate  number of Advisor  Class  Shares  into which the shares of Vietnam SEA Fund have been converted.

Developing  Markets  Trust  calculates  the NAV per  share  for each of its five classes  of  shares  each  business  day at the  close  of  trading  on the NYSE
(normally,  4:00 p.m.  Eastern  time).  The NAV for Developing  Markets  Trust's
Advisor Class Shares is calculated  by dividing the net assets  attributable  to that class by the number of Advisor Class Shares outstanding. The NAV of Vietnam
SEA Fund  generally  is computed as of the close of trading on each day the NYSE is open for trading by dividing the value of Vietnam SEA Fund's  securities plus any cash and other assets (including accrued interest and dividends  receivable)
less all  liabilities  (including  accrued  expenses)  by the  number  of shares outstanding, the result being adjusted to the nearest whole cent.

                                        25

Because  the  DBT  Reorganization  is not  intended  to  affect  the  investment strategies,  restrictions,  risks,  and  purchase  and  redemption  features  of
Developing  Markets  Trust,  but only its form of  corporate  organization,  the descriptions  of Developing  Markets Trust are also applicable in describing the
Delaware Business Trust.

Are there any legal proceedings with respect to Vietnam SEA Fund?

A  consolidated  amended  complaint was filed in January 2000 in In re Templeton
Securities  Litigation,  Civ. Action No. 98-6059, in the U.S. District Court for
the Southern District of Florida,  following the consolidation of three separate cases previously filed in that court in 1998. The suit was brought by plaintiffs
James C.  Roumell,  Michael J. Wetta,  and Richard  Waksman  against  defendants
Vietnam SEA Fund, the Investment Manager, Resources,  Templeton Worldwide, Inc.,
Charles B. Johnson,  Martin L. Flanagan,  Harmon E. Burns,  Harris J. Ashton, S.
Joseph Fortunato, Gordon S. Macklin, Edith E. Holiday, Betty P. Krahmer, Fred R.
Millsaps,  Andrew H. Hines, Jr., John William  Galbraith,  Nicholas F. Brady and
Mark Mobius.  The  consolidated  complaint  sought  certification of a class and alleged that the defendants, including Vietnam SEA Fund, committed violations of the 1940 Act in connection  with Vietnam SEA Fund's decision to conduct a tender offer commencing in December 1997. Also,  plaintiff Wetta asserted a claim under
Maryland  state  law on  behalf  of  Vietnam  SEA Fund  and  against  the  other defendants.  The consolidated  complaint sought damages in excess of $40 million from all  defendants.  Wetta's claim also sought  equitable and monetary  relief from the defendants other than Vietnam SEA Fund in favor of Vietnam SEA Fund.

The parties have reached an agreement to settle the litigation.  Under the terms of the settlement  agreement,  which has been approved by the Court, the parties have  agreed to  resolve  all  claims for $6.5  million,  including  plaintiff's attorneys'  fees and the costs of  administering  the  settlement.  Based on the
Court's approval, it is expected that Vietnam SEA Fund will receive a minimum of
$2 million,  which has been  reflected in the Vietnam SEA Fund's NAV as of April
3, 2002.  The  defendants  have agreed to the  settlement  to avoid the expense, inconvenience  and distraction of further  proceedings.  The settlement does not contain,  and specifically  denies,  any admission of wrongdoing or violation of law by any of the defendants.

What are the  capitalizations  of the Funds and what might the capitalization be after the Transaction?

The following  table sets forth,  as of March 31, 2002,  the  capitalization  of
Vietnam  SEA Fund and  Developing  Markets  Trust.  The  table  also  shows  the projected  capitalization of Developing Markets Trust as adjusted to give effect to the proposed  Transaction.  The capitalization of Developing Markets Trust is likely to be different when the Transaction is consummated.

                                        26

                           Vietnam SEA     Developing    Developing Markets Trust
                               Fund       Markets Trust       Projected After
                            (audited)      (unaudited)          Transaction
                            ---------      -----------          (unaudited)
                                                                -----------
Net Assets
All Classes(1)             $42,431,915   $1,615,545,229       $1,657,867,022
Advisor Class                  N/A         $93,572,525         $135,894,318

Net Asset Value Per Share     $9.34          $10.93(2)            $10.92(2)

Shares Outstanding
All Classes(1)              4,544,773      147,624,549          151,506,700
Advisor Class                  N/A          8,560,216           12,442,367

(1)  Vietnam  SEA Fund does not offer  multiple  classes of  shares.  Developing
     Markets Trust offers four additional  classes of shares,  Class A, Class B,
     Class C, and Class R.
(2)  Advisor Class only.

                   Comparison of Investment Goals and Policies

This  section   describes  and  compares  the  investment  goals  and  principal investment policies of the Funds, and highlights certain noteworthy  differences between the investment goals and policies of the two Funds. The investment goal, certain investment policies and most of the investment restrictions of each Fund are fundamental, which means that they cannot be changed without the affirmative vote of a majority of that Fund's outstanding voting securities.  A "majority of a Fund's outstanding voting securities" means the affirmative vote of the lesser of: 67% of the shares of that Fund  represented  at a meeting at which more than
50% of the outstanding shares of that Fund are represented,  or more than 50% of that Fund's outstanding shares.  Unless otherwise noted, the investment policies of  each  Fund  are  non-fundamental  and  may be  changed  without  shareholder approval.  For a complete  description of Developing  Markets Trust's investment policies and risks,  you should read the  Developing  Markets Trust  Prospectus, which is enclosed as Exhibit E to this Prospectus/Proxy  Statement,  and the SAI relating to this Prospectus/Proxy  Statement, which is incorporated by reference and is available upon request.

In addition,  the  shareholders of Developing  Markets Trust currently are being asked to vote on the amendment or elimination  of certain of Developing  Markets
Trust's  fundamental  investment   restrictions.   The  Board  of  Trustees  has
recommended that Developing Markets Trust's  shareholders  approve these changes
principally   because  these  fundamental   investment   restrictions  are  more
restrictive  than is  required  under  the  federal  securities  laws and  their amendment or  elimination  would provide  Developing  Markets Trust with greater investment flexibility in pursuing its investment goal.

Although  the  investment  policies  and  restrictions  of Vietnam  SEA Fund are similar to those of Developing  Markets Trust, two of Developing Markets Trust's
current fundamental investment restrictions require relatively modest changes to permit Developing  Markets Trust to acquire Vietnam Real  Estate-Related  Assets held by Vietnam SEA Fund. The two fundamental investment  restrictions that must be modified  relate to: (i)  investments  by  Developing  Markets  Trust in real estate; and (ii) the lending activities of Developing Markets Trust.  Therefore, the  Board  of  Trustees  of  Developing  Markets  Trust  has  recommended  that shareholders  of the Trust  approve (at a separate  meeting) the  amendments  to these current  investment  restrictions in order to facilitate the  Transaction.
Shareholders of Vietnam SEA Fund are not being asked to vote on the amendment or elimination of Developing Markets Trust's fundamental investment restrictions.

                                        27

Although  the  proposed  changes in  fundamental  investment  restrictions  will provide  Developing  Markets  Trust greater  flexibility  to respond to possible future investment opportunities and to facilitate the Transaction,  the Board of
Trustees  of  Developing  Markets  Trust has been  advised  that the  Investment
Manager does not anticipate that the changes,  individually or in the aggregate, will  materially  impact  the way  Developing  Markets  Trust  is  managed  on a day-to-day basis.

Developing Markets Trust's current fundamental investment restrictions, together
with  the  proposed   changes  to  the   restrictions  and  Vietnam  SEA  Fund's
corresponding  fundamental  investment  restrictions,  are set forth in  greater detail in Exhibit C, which is entitled "Comparison of Developing Markets Trust's
Current and Proposed Fundamental  Investment  Restrictions to Vietnam SEA Fund's
Corresponding  Fundamental Investment Restrictions." It is contemplated that the
Transaction will proceed whether or not Developing Markets Trust's  shareholders approve  each of the  proposed  changes to, or the  elimination  of,  Developing
Markets Trust's fundamental investment restrictions.

Are there any significant differences between the investment goals and principal investment policies of the Funds?

The Funds have the identical investment goal of long-term capital  appreciation.
However,  as described below, while the principal  investment  policies that the
Funds  follow to achieve  their  investment  goals are  similar,  there are some noteworthy differences.

In the case of Vietnam SEA Fund, as a matter of fundamental  investment  policy, it invests, under normal market conditions,  at least 65% of its total assets in equity and debt  securities  of Region  Country  Issuers.  For purposes of these investment  policies,  Region Countries  currently include Vietnam,  China, Hong
Kong,  India,  Indonesia,  South  Korea,  Malaysia,  Myanmar,  the  Philippines,
Singapore,  Taiwan  and  Thailand,  as well as any other  countries  in the same geographic  region that may be approved for investment by the Board of Directors of Vietnam SEA Fund in the future.  Vietnam SEA Fund  invests in equity and debt securities of Region Country  Issuers as  appropriate  opportunities  arise.  In seeking to invest at least 65% of its total  assets in Region  Country  Issuers,
Vietnam SEA Fund's focus is to invest in equity and debt  securities  of Vietnam
Issuers to the extent attractive investment  opportunities are available. To the extent that the  Investment  Manager is unable to find  Vietnam  Issuers that it considers  to be  attractive  investment  opportunities  for  Vietnam  SEA Fund,
Vietnam SEA Fund's  assets are invested in equity and debt  securities  of other
Region Country Issuers. The amount invested in any one Region Country at any one time will depend on market conditions and the Investment Manager's assessment of available investments. Vietnam SEA Fund will not be limited in the percentage of its assets that can be invested in any one Region  Country.  It is  anticipated, but there can be no  assurance,  that  Vietnam  SEA Fund may  eventually  have a significant portion of its assets invested in securities of Vietnam Issuers.

                                        28

Under  normal  market  conditions,  Developing  Markets  Trust,  as a matter  of fundamental  investment policy,  invests at least 65% of its total assets in the equity securities of developing market companies. As a matter of non-fundamental policy,  Developing  Markets Trust also may invest up to 35% of its total assets in debt securities that are rated C or better by Moody's Investors Service, Inc.
("Moody's") or Standard & Poor's Ratings Group ("S&P(R)"),  or unrated debt that the Investment  Manager determines to be of comparable  quality.  As a matter of non-fundamental policy, Developing Markets Trust may invest up to 20% of its net assets in the securities of issuers located in developed market  countries,  and up to 10% of its total assets in restricted  securities  and  securities  with a limited trading market.

Effective  July 31,  2002,  as a matter of  non-fundamental  investment  policy, subject to change only upon 60 days' advance notice to  shareholders,  each Fund will,  under  normal  circumstances,  invest at least  80% of its net  assets in securities  of, in the case of  Vietnam  SEA  Fund,  companies  that are  Region
Country  Issuers  and,  in the case of  Developing  Markets  Trust,  issuers  in developing  market  countries.  Each Fund's other  investment  policies will not change as a result of the adoption of this new investment policy.

As  explained  in more detail  below,  the main  differences  between the Funds'
investment  policies relate to the extent: (i) they focus their investments in a particular region;  (ii) they invest in direct real estate interests,  including loans;  (iii)  they are  required  to invest in equity  securities;  (iv)  their investments are required to be diversified;  and (v) they invest in illiquid and restricted securities.

Vietnam SEA Fund focuses its  investments  in companies  operating or trading in
Southeast  Asian  countries.  Developing  Markets  Trust,  on the other hand, is permitted to invest in issuers located in Southeast Asian countries,  as well as other developing  markets throughout the world, and currently has investments in many of the countries in which Vietnam SEA Fund has  investments.  For a list of the  countries in which each Fund is currently  invested,  please see Exhibit D, which is entitled "Country Breakdown of the Funds' Portfolios."

As  noted  above,   Vietnam  SEA  Fund  currently  holds  certain  Vietnam  Real
Estate-Related  Assets. In order for Developing Markets Trust to receive Vietnam
Real  Estate-Related  Assets in the Transaction,  Developing  Markets Trust must amend its  fundamental  investment  restrictions  relating  to lending  and real estate investment  activities,  which requires the approval of its shareholders.
However,  the  Transaction  still will  proceed if  shareholder  approval is not obtained,  and, if such  approval is not  obtained,  the Board of  Directors  of
Vietnam SEA Fund will  determine  what  actions to take with  respect to Vietnam
Real Estate-Related Assets. As of June 30, 2002, the total value of Vietnam Real
Estate-Related  Assets  held by  Vietnam  SEA  Fund  was  approximately  $[____]
million,  which would equal approximately [___]% of the combined total assets of
Developing Markets Trust and Vietnam SEA Fund as of that date. Therefore, if the
Plan is  approved  and  Developing  Markets  Trust's  shareholders  approve  the amendment of the  fundamental  investment  restrictions  relating to lending and real estate investment  activities,  the receipt by Developing  Markets Trust of
Vietnam SEA Fund's Vietnam Real  Estate-Related  Assets in the Transaction would not result in a  significant  percentage  of  Developing  Markets  Trust's total assets being invested in Vietnam Real Estate-Related Assets.

                                        29

Developing Markets Trust invests mainly in equity  securities,  but is permitted to invest up to 35% of its total assets in debt securities. Vietnam SEA Fund has no restriction on the allocation of its assets between investments in equity and debt securities of Region Country Issuers.  However, both Funds currently invest substantially all of their assets in equity investments. For example, as of June
30, 2002,  Developing  Markets Trust had [____]% of its total assets invested in equity  securities  and [ ]% of its total  assets  invested in debt  securities, while  Vietnam  SEA Fund had  [___]%  of its  total  assets  invested  in equity securities and [___]% of its total assets invested in debt securities.

Another important difference is that Vietnam SEA Fund is a non-diversified fund, while Developing Markets Trust is a diversified fund. As a non-diversified fund,
Vietnam SEA Fund may invest a greater portion of its assets in the securities of any one issuer and, therefore,  may invest in a smaller number of issuers than a diversified fund.

Finally,  Vietnam SEA Fund may invest without limitation in illiquid  securities and restricted securities,  while, as a matter of fundamental policy, Developing
Markets  Trust  currently  may only invest up to 15% of its total  assets in the securities  of foreign  issuers  that are not  listed on a  recognized  U.S.  or foreign securities  exchange,  including no more than 10% of its total assets in restricted  securities,  securities that are not readily marketable,  repurchase agreements having more than seven days to maturity and over-the-counter  options purchased by it. However,  if Developing  Markets Trust's  shareholders  approve eliminating  this fundamental  restriction,  the Board of Trustees of Developing
Markets  Trust intends to replace it with a  non-fundamental  policy that limits
Developing Markets Trust's  investment in illiquid  securities to 15% of its net assets.  If the Plan is approved,  the receipt by  Developing  Markets  Trust of
Vietnam SEA Fund's illiquid and restricted  securities in the Transaction  would not result in a significant  increase in  Developing  Markets  Trust's  illiquid securities holdings.

How do the types of securities the Funds buy and the investment practices of the
Funds compare?

Equity Securities.  The Funds have similar policies regarding equity securities, with perhaps the most significant  difference being that Vietnam SEA Fund has no restriction on the allocation of its assets between equity and debt  securities, while Developing Markets Trust, under normal market conditions, invests at least
65% of its total assets in equity  securities.  For each Fund, equity securities include common stock,  preferred  stock,  convertible  securities,  warrants and rights. In addition,  Developing Markets Trust may invest in American Depositary
Receipts ("ADRs"),  Global Depositary  Receipts ("GDRs") and European Depositary
Receipts.  Similarly,  Vietnam SEA Fund may invest in sponsored  or  unsponsored
ADRs, GDRs and other types of depositary receipts.

                                        30

Direct equity investments.  Another significant  difference between the Funds is that Vietnam SEA Fund may invest up to 65% of its total assets in direct  equity investments  that the Investment  Manager expects will eventually be listed on a securities exchange or sold to the issuer or another investor,  while Developing
Markets Trust does not have a stated policy in this regard.  Direct  investments consist of: (i) the private purchase from an enterprise of an equity interest in the  enterprise  in the form of shares of common  stock or equity  interests  in trusts,  partnerships,  joint  ventures  or  similar  enterprises,  or (ii)  the purchase of such an equity interest in an enterprise  from a principal  investor in the  enterprise.  Direct equity  investments  generally are  considered to be illiquid.

In most  cases,  Vietnam  SEA Fund will,  at the time of making a direct  equity investment,  enter into a shareholder  or similar  agreement with the enterprise and one or more  other  holders  of  equity  interests  in the  enterprise.  The
Investment  Manager  anticipates  that  these  agreements  may,  in  appropriate
circumstances,   provide  Vietnam  SEA  Fund  with  the  ability  to  appoint  a representative  to the  board of  directors  or  similar  governing  body of the enterprise,  and  eventually to dispose of Vietnam SEA Fund's  investment in the enterprise  through,  for example,  the listing of the securities or the sale of the  securities  to the issuer or another  investor.  In cases where Vietnam SEA
Fund appoints a representative,  the representative would be expected to provide
Vietnam  SEA Fund with the  ability to monitor  its  investment  and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.  There can be no assurance that Vietnam
SEA Fund's direct  investments  will become  listed,  or that it will be able to sell any direct  investment  to the issuer or  another  investor.  The extent to
which  Vietnam  SEA  Fund  may  make  direct   investments  may  be  limited  by
considerations relating to its status as a regulated investment company.

All of the  Vietnam  Real  Estate-Related  Assets  held by Vietnam  SEA Fund are deemed to be direct  equity  investments.  Currently,  Developing  Markets Trust cannot hold certain real  estate-related  direct equity  investments,  including those that are privately  distributed.  In order for Developing Markets Trust to receive the Vietnam Real  Estate-Related  Assets in the Transaction,  Developing
Markets  Trust's  shareholders  must approve an amendment of Developing  Markets
Trust's  fundamental   investment   restriction  relating  to  its  real  estate
investment activities.

Debt Obligations.  Each Fund may invest in debt  obligations.  While Vietnam SEA
Fund has no  restriction on the allocation of its assets between equity and debt securities,  Developing  Markets  Trust may invest no more than 35% of its total assets in debt  securities.  Each Fund has  generally not invested a substantial percentage of its assets in debt securities.

As a matter of fundamental  policy,  Vietnam SEA Fund may purchase and hold debt instruments  (including bonds,  debentures or other obligations and certificates of deposit,  bankers'  acceptances  and fixed  deposits).  Also,  as a matter of non-fundamental policy, Vietnam SEA Fund may make loans, which may take the form of the  purchase  of debt  obligations  that are not  publicly  distributed.  As discussed  below in the section  "Comparison of Investment  Goals and Policies -
How  do  the  fundamental  investment  restrictions  of the  Funds  compare  and differ?,"  Developing  Markets Trust  currently  cannot  invest in  non-publicly distributed  debt securities or loans. In order for Developing  Markets Trust to receive  Vietnam SEA Fund's  non-publicly  distributed  debt  obligations in the
Transaction,  Developing Markets Trust's  shareholders must approve an amendment to its  fundamental  investment  restriction  relating  to  investments  in such obligations.

                                        31

Non-investment  grade debt  securities.  Each Fund may invest in  non-investment grade debt securities (i.e.,  rated lower than Baa by Moody's or BBB by S&P(R)).
Vietnam  SEA Fund may  invest up to 10% of its total  assets in  non-convertible debt obligations of Region Country Issuers and Region Country government-related entities,  which may be non-investment  grade or unrated,  including  structured notes the return on which is linked to currencies,  interest rates, commodities, indices or other financial  indicators,  when consistent with Vietnam SEA Fund's investment goal and policies. Region Country government-related entities include government  agencies and  instrumentalities,  and private  enterprises  that are sponsored or backed by a Region Country government.

Developing  Markets  Trust  may  invest  up to 35% of its  total  assets in debt securities  that are rated as low as C by Moody's or S&P(R)or  unrated debt that the  Investment  Manager  determines  to be of comparable  quality.  At present,
Developing  Markets  Trust does not  intend to invest  more than 5% of its total assets in non-investment  grade securities (rated lower than BBB by S&P(R)or Baa by Moody's).

Temporary  Defensive  Investments.  Except as noted below,  the Funds' temporary defensive  investment  policies are similar.  In the case of Developing  Markets
Trust,  when the Investment  Manager believes market or economic  conditions are unfavorable for investors, it may invest up to 100% of its assets in a temporary defensive  manner or hold a  substantial  portion  of its  assets in cash,  cash equivalents or other high quality short-term  investments.  Temporary  defensive investments  generally may include:  (i) short-term  (maturities of less than 12 months)  and  medium-term  (maturities  up  to 5  years)  securities  issued  or
guaranteed   by  the  U.S.   or  a  foreign   government,   their   agencies  or
instrumentalities;  (ii) finance  company and corporate  commercial  paper,  and other short-term corporate  obligations,  rated at least A-1 by S&P(R)or Prime-1 by Moody's or, if unrated,  determined to be of comparable  quality;  (iii) bank obligations  (including  certificates  of deposit,  time  deposits  and bankers'
acceptances); and (iv) repurchase agreements with banks and broker-dealers.  The
Investment  Manager  also may invest in these types of  securities  or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Vietnam  SEA  Fund's  temporary  defensive   investment  policy  is  similar  to
Developing  Markets  Trust's  policy,  except  that it:  (a) may only  invest in obligations  of the U.S.  government or Region  Country  governments,  and their respective  agencies or  instrumentalities;  (b) may invest in bank deposits and bank obligations of U.S. or foreign banks  denominated in any currency;  (c) may only invest in repurchase agreements of securities that it can invest in as part of its temporary  defensive  investment  policy; (d) may invest in floating rate securities and other instruments  issued by international  development  agencies denominated  in any currency;  (e) may only invest in the  short-term  corporate debt obligations of U.S. or Region Country Issuers; and (f) all investments made pursuant to its temporary defensive investment policy must be rated, at the time of  investment,  A or higher by Moody's or S&P(R)  (or,  if  short-term  debt or commercial  paper,  rated Prime-1 by Moody's or A-1 by S&P(R)) or, if unrated by either rating  agency,  of equivalent  credit  quality to securities so rated as determined by the Investment Manager.

                                        32

In  addition,  each Fund may  invest  its  assets in shares of one or more money market funds managed by the  Investment  Manager or its affiliates to the extent allowed by  exemptions  granted  under the 1940 Act and that  Fund's  investment polices and restrictions.

Diversification.  Unlike  Vietnam  SEA  Fund,  Developing  Markets  Trust  is  a
"diversified"  fund under the 1940 Act. As a diversified fund, 75% of Developing
Markets  Trust's  total assets may not be invested so that:  (a) more than 5% of its total assets are invested in the  securities of a single  issuer,  or (b) it owns more than 10% of the  outstanding  voting  securities  of a single  issuer.
Developing  Markets Trust is not prohibited  from investing the remaining 25% of its assets in the  securities  of a single issuer or owning more than 10% of the outstanding  voting securities of a single issuer.  This policy is a fundamental policy. As a matter of non-fundamental policy, Vietnam SEA Fund may invest up to
25% of its  assets in any one  issuer.  Although  Vietnam  SEA Fund may invest a greater  portion  of its  assets  in the  securities  of any one  issuer  than a diversified fund, it does intend to meet the diversification requirements of the
Code. The Code's diversification requirements are similar to the diversification requirements of the 1940 Act, except that the limitations only apply to 50% (not
75%) of a fund's  total  assets,  measured  at  fiscal  quarter-ends.  As to the remaining 50% of its assets, a non-diversified  fund, like Vietnam SEA Fund, may invest in as few as two  separate  issuers  each  representing  up to 25% of the value of the fund.  As a  non-diversified  fund,  Vietnam  SEA Fund may invest a greater  portion  of  its  assets  in the  securities  of any  one  issuer  and, therefore, a smaller number of issuers than a diversified fund.

The  Board  of  Trustees  of  Developing  Markets  Trust  has  proposed  current
Developing   Markets   Trust   shareholders   approve  the   amendment   of  its
diversification policy to explicitly exclude from the 5% and 10% limitations any security issued by other  investment  companies,  whether or not registered with the SEC,  as well as to more  closely  track  the  definition  of a  diversified investment company under the 1940 Act. Under the amended investment restriction,
Developing Markets Trust would be able to invest cash held at the end of the day in money  market funds or other  short-term  investments  (such as  unregistered money market funds) without regard to the 5% and 10% investment limitations,  as further described below.

The Funds,  together  with the other  funds in Franklin  Templeton  Investments, obtained an exemptive  order from the SEC (the "Cash Sweep  Order") that permits funds in Franklin  Templeton  Investments to invest their uninvested cash in one or more  affiliated  money market funds.  The  amendment of  Developing  Markets
Trust's current investment  restriction  regarding  diversification would enable
Developing  Markets  Trust to take  advantage  of the  investment  opportunities presented  by the Cash Sweep  Order and, to the extent  granted by the SEC,  any amendment  to the Cash Sweep Order  permitting  investment  of  uninvested  cash balances in an  unregistered  money market fund sponsored by Franklin  Templeton
Investments.  As discussed  above,  the Board of Trustees of Developing  Markets
Trust has been advised that the Investment Manager does not anticipate that this proposed  amendment will materially  impact the way Developing  Markets Trust is managed on a day-to-day basis.

Region,  Country,  Sector and Industry Focus. A principal difference between the
Funds'  investment  policies is that Vietnam SEA Fund focuses its investments in
Southeast  Asian  countries,  whereas  Developing  Markets Trust is permitted to invest  in  issuers  located  in  Southeast  Asian  countries,  as well as other developing  countries  throughout  the world.  As of June 30,  2002,  Developing
Markets Trust had investments in many of the countries in which Vietnam SEA Fund was invested.  While  Developing  Markets Trust normally will invest in at least three developing market countries, it may have significant investments in one or more countries. For a list of the countries in which each Fund is invested as of
_______, 2002, please see Exhibit D, which is entitled "Country Breakdown of the
Funds' Portfolios."

                                        33

Vietnam  SEA Fund may only  invest up to 25% of its assets in any one  industry.
For  purposes  of this  restriction,  a foreign  government  (but not the United
States  government) is deemed to be an "industry," and therefore  investments in the  obligations  of any one foreign  government  may not equal or exceed 25% of
Vietnam  SEA  Fund's  assets.  Similarly,  Developing  Markets  Trust  has a 25%
limitation  on  its  investment  in  any  one  industry.  Both  Funds  may  have significant  investments in one or more particular sectors, such as, in the case of Developing Markets Trust,  financial  institutions and technology  (including computer hardware and software,  electronics and  telecommunications) or, in the case of Vietnam SEA Fund, real estate.

Illiquid  and  Restricted  Securities.  Vietnam  SEA  Fund  may  invest  without limitation in illiquid  securities  and  restricted  securities.  As a matter of fundamental  policy,  Developing Markets Trust currently may invest up to 15% of its total assets in the  securities of foreign  issuers that are not listed on a recognized U.S. or foreign  securities  exchange,  including no more than 10% of its total  assets in  restricted  securities,  securities  that are not  readily marketable,  repurchase  agreements  having more than seven days to maturity and over-the-counter options purchased by it. However, if Developing Markets Trust's
shareholders   approve  the   elimination   of  these   fundamental   investment
restrictions  (on which  shareholders of Vietnam SEA Fund are not being asked to vote), the Board of Trustees of Developing  Markets Trust will replace them with a non-fundamental  policy that limits Developing  Markets Trust's  investment in illiquid  securities to 15% of its net assets. As previously noted, the Board of
Trustees has been advised that the Investment  Manager does not anticipate  that this proposed change will materially impact the way Developing  Markets Trust is managed on a day-to-day basis. The disparity in the Funds' treatment of illiquid and restricted  securities is due to the fact that Developing  Markets Trust, as an open-end fund, must ensure adequate  liquidity so that it can meet redemption requests in a timely fashion.  As a closed-end  fund,  Vietnam SEA Fund does not
accept  redemption  requests  and,  therefore,   is  not  required  to  maintain
sufficient liquid assets to honor such requests.

Investments in Other  Investment  Companies.  Each Fund may invest in investment companies  subject to the limitations  contained in Section 12(d)(1) of the 1940
Act, which limits a Fund to: (i) investing not more than 10% of its total assets in the securities of other investment companies; (ii) investing not more than 5%
of its total assets in the securities of any one investment  company;  and (iii)
acquiring not more than 3% of the outstanding  voting securities of the acquired investment company.  Vietnam SEA Fund generally only invests in other investment companies  that invest  principally  in  securities in which Vietnam SEA Fund is authorized to invest.  Currently, as a matter of fundamental policy,  Developing
Markets Trust can invest in investment  companies  only as permitted by the 1940
Act.  However,  the Board of Trustees has recommended  that  Developing  Markets
Trust's shareholders approve the elimination of this fundamental restriction (on which  shareholders  of Vietnam SEA Fund are not being asked to vote) because it is duplicative of the existing 1940 Act requirement. This change will not impact
Developing Markets Trust's day-to-day investment management.  Finally, each Fund can invest its cash  balances in  affiliated  money  market  funds to the extent permitted by that Fund's investment policies and restrictions and the Cash Sweep
Order.

                                        34

In addition,  certain Vietnam SEA Fund assets are held indirectly by Vietnam SEA
Fund  through  certain  wholly owned  foreign  holding  companies.  Because such foreign holding  companies may be deemed to be "investment  companies,"  Vietnam
SEA Fund sought and received from the SEC staff  no-action  assurances that such
Fund could own 100% of such foreign holding  companies'  outstanding  securities notwithstanding the 3% restriction of Section 12(d) described above.  Developing
Markets Trust  intends to rely upon such  no-action  relief in  connection  with
Vietnam SEA Fund assets to be received in the Transaction.

If  a  Fund  acquires  shares  of  other  investment   companies,   that  Fund's
shareholders will bear both their  proportionate  share of expenses of that Fund
(including  management and advisory fees) and, indirectly,  the expenses of such other investment companies.

How do the fundamental investment restrictions of the Funds compare and differ?

This section discusses the fundamental investment restrictions of the Funds that have  not been  described  previously  in this  Prospectus/Proxy  Statement.  As described  below,  the Funds have adopted  similar  restrictions  as fundamental policies,  which may not be changed  without the prior approval of a majority of that  Fund's  outstanding  voting  securities,  as defined  in the 1940 Act.  As discussed previously,  however,  Developing Markets Trust's current shareholders are being  asked to  approve  amendments  to,  or the  elimination  of,  certain fundamental  restrictions in order to streamline and modernize the restrictions, as well as to facilitate the  Transaction.  The shareholders of Vietnam SEA Fund are not being asked to vote on the proposed  amendments to, or  elimination  of, these  investment  restrictions.  The  following  is  only  a  summary  of  such comparisons  and is  qualified  in its  entirety  by  references  to  Exhibit C,
"Comparison  of  Developing  Markets  Trust's  Current and Proposed  Fundamental
Investment   Restrictions  to  Vietnam  SEA  Fund's  Corresponding   Fundamental
Investment Restrictions."

Concentration. Vietnam SEA Fund may not invest 25% or more of the total value of its assets in a particular industry. For purposes of this restriction, a foreign government  (but  not  the  U.S.  government)  is  deemed  to be an  "industry."
Developing  Markets  Trust may not invest more than 25% of its total assets in a single  industry.  The  Board  of  Trustees  of  Developing  Markets  Trust  has
recommended  that  current  Developing  Markets  Trust  shareholders  approve an amendment  of  this  investment  restriction  to:  (i)  change  the  measure  of
Developing  Markets Trust's assets for purposes of this  restriction from "total assets" to "net assets;" and (ii) expressly  reference,  in a manner  consistent with current SEC staff policy,  the categories of investments  that are excepted from coverage of this restriction.

Borrowing.  Vietnam SEA Fund may not borrow money, except in conformity with the limits set forth in the 1940 Act.  With regard to this  restriction,  short-term credits  necessary for settlement of securities  transactions are not considered borrowings.  Developing Markets Trust may not: (a) borrow money,  except that it may borrow  from banks in an amount not  exceeding  33-1/3% of its total  assets
(including the amount  borrowed);  or (b) pledge,  mortgage or  hypothecate  its assets for any purposes,  except to secure borrowings and then only to an extent not greater  than 15% of its total assets  (arrangements  with respect to margin for futures  contracts,  forward contracts and related options are not deemed to be a pledge of assets). In addition,  Developing Markets Trust has a policy that permits it to borrow up to 5% of its total  assets to meet  redemptions  and for other temporary purposes.  The Board of Trustees of Developing Markets Trust has
recommended  that current  Developing  Markets  Trust  shareholders  approve the amendment of this investment  restriction and policy to: (i) prohibit  borrowing money, except to the extent permitted by the 1940 Act or any rule,  exemption or interpretation  thereunder issued by the SEC; and (ii) eliminate the restriction regarding Developing Markets Trust's ability to pledge,  mortgage or hypothecate its assets.

                                        35

Senior Securities.  Vietnam SEA Fund may not issue senior securities,  except in conformity  with the  limits  set  forth in the 1940  Act.  With  regard to this
restriction,   short-term   credits   necessary  for  settlement  of  securities
transactions are not considered senior securities.  Developing Markets Trust may not issue senior  securities,  except as otherwise  set forth in the  investment restriction on borrowing, described above. The Board of Trustees has recommended that current Developing Markets Trust shareholders approve the amendment of this investment  restriction  to permit it to issue  senior  securities  as permitted under the 1940 Act and any relevant rule, order or interpretation  issued by the
SEC.

Commodities.  Vietnam SEA Fund may not purchase or sell commodities or commodity contracts,  including futures contracts and options thereon,  except that it may engage in  hedging  transactions  as  described  in its  Prospectus.  Developing
Markets  Trust may not  purchase or sell  commodity  contracts  (except  futures
contracts   as  described  in  its   Prospectus   or  statement  of   additional
information).  The Board of Trustees has  recommended  that  current  Developing
Markets Trust shareholders approve the amendment of this investment  restriction to clarify  that it has the ability to engage in futures  contracts  and related options.  Notwithstanding the flexibility  provided by the proposed  fundamental investment  restriction,  Developing  Markets  Trust is  subject  to  guidelines established by the Board of Trustees relating to Developing  Markets Trust's use of derivative investments. Under these guidelines, currently not more than 5% of
Developing Markets Trust's assets may be invested in, or exposed to, options and swap  agreements  (as  measured  at the time of  investment).  Thus,  Developing
Markets  Trust's  guidelines  at this time do not  contemplate,  and  Developing
Markets  Trust has no present  intention of engaging in, the purchase or sale of futures contracts.

Underwriting.  Neither Fund may  underwrite  the  securities  of other  issuers, except to the extent that, in connection  with the  disposition of its portfolio securities,  Vietnam SEA Fund may be deemed to be an  underwriter.  The Board of
Trustees of Developing  Markets Trust has  recommended  that current  Developing
Markets Trust shareholders  approve an amendment of this investment  restriction to clarify that  Developing  Markets Trust has the ability to resell  securities that it owns and to sell its own shares.

Real Estate.  Vietnam SEA Fund may not purchase real estate, except that it may:
(i)  purchase  securities  secured  by  real  estate  or  interests  therein  or securities issued by companies that invest in real estate or interests  therein;
(ii) make or purchase real estate mortgage loans;  and (iii) purchase  interests in real estate limited partnerships.  Developing Markets Trust may not invest in real estate or mortgages on real  estate,  although it may invest in  marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

                                        36

The Board of Trustees of Developing  Markets Trust has recommended  that current
Developing  Markets  Trust  shareholders  approve the  amendment  of the current investment  restriction to provide the Investment Manager increased  flexibility with respect to real estate-related investments.  The proposed restriction would permit  Developing  Markets  Trust to  continue  to  invest in the types of real estate  investments  in which it currently  may invest,  without  limiting it to investing solely in marketable  securities  related to real estate. The proposed restriction also would permit Developing  Markets Trust to make or purchase real estate loans,  to hold and sell real estate acquired by it as a result of owning a security or other  instrument  and to make direct  investments  in real estate through partnerships and other special purpose entities that own or develop real estate.  With respect to such direct  investments  in real estate,  the Board of
Trustees  has  adopted  a  non-fundamental   investment   restriction   limiting
Developing Markets Trust's direct investments in real estate to not more than 5%
of its total assets (measured at the time of investment).  The Board of Trustees has proposed the changes to its real estate investment restriction,  in part, to facilitate the Transaction and to permit Developing Markets Trust to receive the
Vietnam Real  Estate-Related  Assets.  Developing  Markets  Trust has no current intention of  exercising  this  expanded  authority  with respect to real estate beyond the receipt of the Vietnam Real Estate-Related Assets in the Transaction.
However, Developing Markets Trust may make additional direct investments in real estate in the future,  subject to this 5%  non-fundamental  restriction,  should attractive opportunities become available.

Modifying  Developing  Markets Trust's real estate  restriction may expose it to certain  risks  inherent  to these  investments.  Like  all real  estate-related investments,  Vietnam SEA Fund's  investments that are secured by real estate in
Vietnam  are  subject to risks such as  relative  illiquidity,  complexities  of valuation and greater price volatility.  In addition,  like other investments of this kind in  developing  countries,  these  investments  are subject to risk of forfeiture  due to  governmental  action.  Further,  under  Vietnamese  law, the ability of lenders to obtain complete and enforceable security interests in real estate is still unsettled.  The real  estate-related  joint venture  enterprises currently held by Vietnam SEA Fund that would be acquired by Developing  Markets
Trust in the Transaction  generally involve the acquisition by the joint venture of leasehold  interests in property,  as necessary to carry on specific business enterprises.  This involves the risk of adverse  claims against a legal right to occupy a property for business  purposes,  as well as the risk that such a right may  be  disrupted  by  capricious  governmental  action  or  other  challenges.
Furthermore,  the fact that the judicial  system in Vietnam is still  developing also may impede the  ability of joint  ventures  to enforce an  interest in real estate.  In particular,  the principles of limited liability for investors in an enterprise in Vietnam are not settled and, therefore, the liability of a foreign investor,  such as Developing Markets Trust, may not be limited to the amount of the  investment.  Finally,  transfers  of  leasehold  interests  in Vietnam  are generally  subject  to  governmental  approval  and,  as such,  there  can be no assurance of due process in connection with these approvals.

                                        37

Margin.  Neither Fund may purchase  securities on margin.  However,  Vietnam SEA
Fund's  restriction  clarifies  that  it  may  engage  in  delayed  delivery  or when-issued  transactions or obtain such short-term credits as are necessary for the clearance of transactions.  Developing Markets Trust's policy clarifies that it may make  margin  payments  in  connection  with  options  on  securities  or securities indices,  foreign currencies,  futures contracts and related options, and forward  contracts and related options.  The Board of Trustees of Developing
Markets Trust has recommended that current Developing Markets Trust shareholders approve the elimination of this investment restriction.

Short  Sales.  Neither  Fund may make short sales of  securities.  In  addition,
Vietnam  SEA Fund  cannot  maintain a short  position.  The Board of Trustees of
Developing  Markets Trust has recommended that current  Developing Markets Trust shareholders approve the elimination of this investment restriction.

Loans. Developing Markets Trust may not loan money, apart from the purchase of a portion of an issue of publicly distributed bonds,  debentures,  notes and other evidences of indebtedness,  although it may enter into repurchase agreements and lend its  portfolio  securities.  Vietnam  SEA Fund  does not have a  comparable fundamental investment restriction.

The Board of Trustees of Developing  Markets Trust has recommended  that current
Developing Markets Trust  shareholders  approve the amendment of this investment restriction  to provide  Developing  Markets  Trust with:  (i)  greater  lending flexibility  by  permitting  it  to  invest  in  non-publicly  distributed  debt securities, loan participations and direct corporate loans, including certain of the Vietnam Real Estate-Related  Assets; and (ii) additional flexibility to make loans to affiliated investment  companies.  As of June 30, 2002, the total value of the  non-publicly  distributed  debt  securities held by Vietnam SEA Fund was approximately  $[___] million,  which was equal to  approximately  [___]% of the total assets of Developing  Markets Trust as of that date. The proposed  lending restriction would permit Developing Markets Trust,  under certain  circumstances and in  accordance  with an  exemptive  order  granted by the SEC to  Developing
Markets Trust (the "Inter-Fund  Lending and Borrowing  Order"),  to lend cash to other funds in Franklin  Templeton  Investments at rates that are more favorable than the rates that it would receive if it loaned cash to banks or other lenders through short-term lending transactions.

Because the proposed lending  restriction would provide Developing Markets Trust with greater flexibility to invest in non-publicly  distributed debt securities, loan  participations and other direct corporate loans,  including certain of the
Vietnam Real Estate-Related  Assets,  Developing Markets Trust may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about  issuers of privately  placed debt  obligations  and loan  counterparties.
However,  the  Board  of  Trustees  has  adopted  a  non-fundamental  investment restriction  that  limits  any such  investments,  in the  aggregate,  including certain  of the  Vietnam  Real  Estate-Related  Assets,  to no  more  than 5% of
Developing Markets Trust's total assets (measured at the time of purchase).  Any loans made pursuant to the Inter-Fund  Lending and Borrowing  Order are excluded from this 5% investment restriction.  Thus, the Investment Manager believes that the risks posed by these  investments  should be  relatively  modest.  Moreover,
Developing  Markets Trust has no current  intention of exercising  this expanded authority  beyond the  receipt of certain  of the  Vietnam  Real  Estate-Related
Assets in the Transaction.

                                        38

Diversification.  Developing  Markets Trust may not purchase any security (other than obligations of the U.S. government, its agencies and instrumentalities) if, as a result,  as to 75% of its total assets (i) more than 5% of its total assets would be invested in the  securities of any single  issuer,  or (ii)  Developing
Markets  Trust  would  then own more than 10% of the  voting  securities  of any single  issuer.  Vietnam SEA Fund, as a  non-diversified  fund,  does not have a comparable investment restriction.

Other Fundamental  Investment  Restrictions of Developing Markets Trust. Vietnam
SEA Fund does not have fundamental  investment  restrictions that are comparable to the following  fundamental  investment  restrictions (some of which have been discussed  previously) for Developing Markets Trust, many of which were required for open-end funds by state securities  authorities  before the enactment of the
National  Securities  Markets  Improvement Act of 1996. The Board of Trustees of
Developing  Markets Trust has recommended that current  Developing Markets Trust shareholders approve the elimination of each of these restrictions. Shareholders of  Vietnam  SEA Fund are not being  asked to vote on the  elimination  of these restrictions.  Such restrictions currently provide that Developing Markets Trust may not:

o    invest in interests  (other than  debentures or equity stock  interests) in oil, gas or other mineral exploration or development programs;

o    invest in other open-end investment  companies,  except as permitted by the
     1940 Act;

o    purchase or retain  securities of any company in which trustees or officers of Developing  Markets Trust or its Investment  Manager,  individually  own more than  one-half  of 1% of the  securities  of such  company  or, in the aggregate, own more than 5% of the securities of such company;

o    invest  more than 5% of its  total  assets in the  securities  of  issuers, including their predecessors,  which have been in continuous operation less than 3 years;

o    invest more than 5% of its total assets in warrants,  whether or not listed on the NYSE or American  Stock  Exchange,  including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges  (warrants  acquired  by  Developing  Markets  Trust  in units or attached to securities are not included in this restriction);

o    participate on a joint or a joint and several basis in any trading  account in securities;

o    invest  more than 15% of its  total  assets in the  securities  of  foreign issuers  that are not listed on a  recognized  U.S.  or foreign  securities exchange,  including  no more  than 10% of its total  assets in  restricted
     securities,   securities  that  are  not  readily  marketable,   repurchase
     agreements  having more than seven days to maturity,  and  over-the-counter options  purchased by  Developing  Markets  Trust (assets used as cover for over-the-counter options written by Developing Markets Trust are considered to be not readily marketable); or

o    invest  more  than 10% of its total  assets  (at the time of  purchase)  in defaulted debt securities, which may be illiquid.

                                        39

What are the risk factors associated with investments in the Funds?

Like all  investments,  an investment in either Fund involves risk.  There is no assurance that either Fund will achieve its investment  goal. The achievement of each Fund's investment goal depends upon market  conditions,  generally,  and on the Investment  Manager's  analytical and portfolio management skills. Set forth below are some  additional  risk factors  associated  with an  investment in the
Funds.

Foreign  Securities Risk. Each Fund invests a substantial  portion of its assets in foreign securities.  Investing in foreign securities, including securities of foreign governments and depositary receipts,  typically involves more risks than investing in securities of U.S.  issuers.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in a Fund and affect its share price.

Currency exchange rates.  Foreign securities may be issued and traded in foreign currencies.  As a result,  their  values may be  affected by changes in exchange rates  between  foreign  currencies  and the  U.S.  dollar,  as well as  between currencies  of countries  other than the U.S.  For example,  if the value of the
U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign  currency  will go down in value  because  it will be worth less in U.S.
dollars.  Restrictions on currency  trading that may be imposed by developing or emerging market countries also will adversely affect the value of the securities that are denominated in the currencies of, or issued by companies  operating in, such countries.

Political  and  economic  developments.   The  political,  economic  and  social
structures  of some foreign  countries may be less stable and more volatile than those in the U.S.  Investments in these countries may be subject to the risks of internal  and  external  conflicts,  currency  devaluations,  foreign  ownership limitations  and tax  increases.  It is possible that a government may take over the assets or operations of a company or impose  restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems  that  may  make  it  difficult  for a Fund to  vote  proxies,  exercise shareholder  rights and  pursue  legal  remedies  with  respect  to its  foreign investments.  Diplomatic and political  developments could affect the economies, industries  and  securities  and  currency  markets,  and the  value of a Fund's investments,  in  non-U.S.  countries,  including  rapid and  adverse  political changes,  social  instability,  regional  conflicts,  terrorism  and war.  These factors are extremely  difficult,  if not  impossible,  to predict and take into account with respect to a Fund's investments.

Trading practices. Brokerage commissions and other fees generally are higher for foreign  securities  traded in  non-U.S.  markets.  Government  supervision  and regulation of foreign stock  exchanges,  currency  markets,  trading systems and brokers may be less than in the U.S. The procedures and rules governing  foreign transactions and custody (holding of a Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability  of information.  Foreign  companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies.  Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

                                        40

Limited markets.  Certain foreign securities may be less liquid (harder to sell)
and more volatile than many U.S.  securities.  This means a Fund may at times be unable to sell foreign securities at favorable prices. In developing or emerging markets,  a previously  established liquid securities market may become illiquid
(temporarily  or for  longer  periods  of time)  due to  economic  or  political conditions.

Developing  or emerging  market  countries.  Each Fund  invests  principally  in developing or emerging market countries.  A Fund's  investments in developing or emerging market  countries are subject to all of the risks of foreign  investing generally,  and have  additional  heightened  risks due to a lack of established legal, political,  business and social frameworks to support securities markets.
Some of the  additional  significant  risks  include:  (i)  political and social uncertainty  (for example,  regional  conflicts and risk of war);  (ii) currency exchange rate  volatility;  (iii)  pervasiveness  of corruption and crime;  (iv)
delays in  settling  portfolio  transactions;  (v) risk of loss  arising  out of systems of share  registration and custody;  (vi) markets that are comparatively smaller and less liquid than developed markets,  where short-term volatility and declines  of more  than 50% are not  unusual,  and  markets  that are  generally considered to be liquid may become illiquid for short or extended periods; (vii)
less government  supervision and regulation of business and industry  practices, stock exchanges,  brokers and listed companies than in the U.S.; (viii) currency and capital controls; (ix) inflation, deflation or currency devaluation; and (x)
greater  sensitivity to interest rate changes.  All of these factors make prices of securities of developing or emerging  market issuers  generally more volatile than securities of issuers in developed  markets,  and increase the risk of loss to a Fund.

Vietnam and Southeast  Asia. The Southeast Asian markets in which a Fund invests are  volatile,  and a Fund's  investments  are  subject to the risk of  currency fluctuation and local political,  economic and social conditions.  Past currency and economic  crises in several Asian countries have had a severe impact on many
Asian  stock  markets.  A Fund  will  continue  to be  subject  to the  risks of investing in foreign markets  generally,  and to the added risks of investing in emerging markets  described  above.  Because Vietnam SEA Fund has a much greater portion of its assets  invested in Southeast  Asian  countries,  it is much more sensitive to the political, social and economic conditions of that region.

Stock Risk.  Although this may not be the case in foreign  markets,  in the U.S.
stocks have  historically  outperformed  other asset classes over the long term.
Individual  stock  prices,  however,  tend to go up and down more  dramatically.
These price movements may result from factors  affecting  individual  companies, industries or the securities market as a whole.

                                        41

Debt  Securities  Risk. A debt security  typically has a fixed payment  schedule which  obligates  the  issuer to pay  interest  to the  lender and to return the lender's money over a certain time period. A company typically meets its payment obligations  associated with its outstanding debt securities  before it declares and pays any  dividend  to  holders  of its  equity  securities.  Bonds,  notes, debentures  and  commercial  paper differ in the length of the issuer's  payment schedule,  with bonds  carrying the longest  repayment  schedule and  commercial paper the shortest.

The market value of debt securities  generally  varies in response to changes in interest  rates and the  financial  condition of each issuer.  These  changes in market value will be reflected in a Fund's NAV.

Call  risk.  Call risk is the  likelihood  that a security  will be prepaid  (or
"called") before maturity.  An issuer is more likely to call its debt securities when  interest  rates are falling,  because the issuer can issue new  securities with lower interest  payments.  If a debt security is called, a Fund may have to replace it with a lower-yielding security.

Credit  risk.  This is the  possibility  that an  issuer  will be unable to make interest payments or repay principal when due. Changes in an issuer's  financial strength or in a security's credit rating may affect its value and, thus, impact the value of a Fund's shares.

Interest rate risk. When interest rates rise, debt security prices usually fall.
The opposite is also true:  debt  security  prices  usually go up when  interest rates fall. In general,  securities with longer maturities are more sensitive to these price changes.

Diversification  Risk.  A  potential  difference  in the risks  associated  with investments  in each Fund  arises from the fact that  Vietnam  SEA Fund,  unlike
Developing  Markets Trust, is  "non-diversified."  Because Vietnam SEA Fund is a non-diversified  fund and may focus its investments in a relatively small number of  issuers,  it  may  be  more  sensitive  to  economic,  political,  business, regulatory or other developments  affecting a single issuer.  This, in turn, may result in greater  fluctuation  in the value of Vietnam SEA Fund's  shares.  For more  information  about the  Funds'  diversification  policies,  please see the discussion  under  "Diversification"  in the section  "Comparison  of Investment
Goals  and  Policies  - How do the  types of  securities  the  Funds buy and the investment practices of the Funds compare?"

Region, Country, Sector or Industry Focus Risk. Since Vietnam SEA Fund invests a greater  percentage of its assets in Region  Countries as a whole,  and also may invest a greater  percentage  of its  assets  in any one or more of such  Region
Countries,  as compared  to  Developing  Markets  Trust,  it faces a  relatively greater risk of loss due to the political, social and economic factors affecting the  Southeast  Asia region  generally or  particular  countries in that region.
Developing  Markets  Trust  normally  will invest in at least  three  developing market  countries,  although it may have significant  investments in one or more countries.

Although Developing Markets Trust is a diversified fund, it may have significant investments in one or more particular sectors such as financial institutions and technology.  Similarly, Vietnam SEA Fund may invest significantly in one or more particular sectors such as real estate. To the extent that either Fund invests a greater  portion of its assets in one or more sectors or industries at any time, the Fund will  face a greater  risk of loss due to  factors  affecting  a single sector or industry. For example, banks and financial institutions are subject to potentially restrictive  governmental controls and regulations that may limit or adversely affect profitability and share price. In addition,  securities in that sector may be very  sensitive  to interest  rate changes  throughout  the world.
Technology  companies  involve  risks due to  factors  such as the rapid pace of product change,  technological  developments and new  competition.  Their stocks historically have been volatile in price,  especially over the short term, often without regard to the merits of individual companies.

                                        42

Illiquid  Securities  Risk. As an open-end fund,  Developing  Markets Trust must ensure adequate  liquidity so that it can meet  redemption  requests in a timely fashion. For this reason, Developing Markets Trust currently may not invest more than 15% of its total  assets in  securities  of  foreign  issuers  that are not listed on a recognized U.S. or foreign  securities  exchange,  including no more than 10% of its total assets in restricted  securities,  securities that are not readily  marketable,  repurchase  agreements  having  more  than  seven  days to maturity and  over-the-counter  options.  However,  as noted above, the Board of
Trustees of Developing  Markets Trust has proposed  replacing  this  fundamental restriction  with a  non-fundamental  investment  policy that limits  Developing
Markets  Trust's  investments  in illiquid  securities to 15% of its net assets.
Vietnam  SEA  Fund,  which as a  closed-end  fund  does  not  need  cash to meet redemption requests, may invest without limitation in illiquid securities.  When a Fund  invests  in  illiquid  securities,  it is  exposed  to the risk that the securities  cannot be  readily  sold or only can be resold  promptly  at a price significantly  lower than their value,  which may have a negative  affect on the value of that Fund's shares.

Closed-end Fund Risk. Unlike open-end funds, shares of closed-end funds trade on one or more  secondary  markets,  such as the NYSE.  Shares of closed-end  funds frequently trade at a discount from NAV, but could also trade at a premium. This characteristic  of shares of a closed-end  fund is a risk  separate and distinct from the risk that a closed-end fund's NAV will decrease.  As a closed-end fund,
Vietnam SEA Fund cannot predict  whether its own shares will trade at, below, or above NAV. The risk of purchasing  shares of a closed-end  fund that might trade at a discount is more  pronounced for investors who wish to sell their shares in a relatively short period of time because,  for those investors,  realization of gain or loss on  their  investment  is  likely  to be more  dependent  upon  the existence of a premium or discount to NAV than upon portfolio performance. As an open-end fund, Developing Markets Trust is not traded on a secondary market and, therefore,  its  shares  do not and will not  trade at  either a  discount  or a premium to its NAV.

How do the Funds' other investments,  techniques, and strategies and their risks compare?

As discussed below, although the Funds have similar  non-principal  investments, techniques  and  strategies,  there are some  noteworthy  differences.  For more information regarding these investments, techniques, strategies and their risks, please  see the  SAI  relating  to this  Prospectus/Proxy  Statement,  which  is incorporated by reference into this Prospectus/Proxy  Statement and is available upon request.

Borrowing.  Vietnam SEA Fund may borrow  money in an amount up to 33-1/3% of its total assets to purchase  securities when an investment  opportunity  arises and the  Investment  Manager  believes  that  it is  not  appropriate  to  liquidate sufficient  existing  investments  to  cover  the  cost of the  new  investment.
However,  Vietnam  SEA Fund  has no  present  intention  of  borrowing  money to purchase  securities.  Vietnam  SEA Fund also may  borrow up to 15% of its total assets (including the amount borrowed) for temporary or emergency purposes, such as  repurchases  of its  shares,  tender  offers  or  payment  of  dividends  to shareholders.  Vietnam  SEA Fund may borrow  money by issuing  debt  securities, including convertible debt securities, or shares of preferred stock. Vietnam SEA
Fund only will  borrow  money or issue  senior  securities  when the  Investment
Manager  believes  that the cost of carrying  the assets to be acquired  through leverage  would be lower  than the  return  earned  by  Vietnam  SEA Fund on its longer-term portfolio investments.

                                        43

Currently, Developing Markets Trust may borrow up to 33-1/3% of its total assets from banks to increase its holdings of portfolio securities.  Developing Markets
Trust also may borrow up to 5% of its total assets to meet  redemptions  and for other temporary purposes.  The Board of Trustees of Developing Markets Trust has
recommended  that current  Developing  Markets  Trust  shareholders  approve the amendment  of the  Trust's  policies  regarding  borrowing  in  order  to  avoid
unnecessarily   limiting  the  Investment  Manager  if  the  Investment  Manager
determines  that borrowing is in the best interests of Developing  Markets Trust and its shareholders. As discussed above, the Board of Trustees has been advised that the  Investment  Manager does not anticipate  that this proposed  amendment will  materially  impact  the way  Developing  Markets  Trust  is  managed  on a day-to-day basis.

A "senior security" is, in essence,  an obligation of a fund with respect to its earnings  or  assets  that  takes  precedence  over  the  claims  of the  fund's shareholders  with  respect  to the same  earnings  or  assets.  The 1940  Act's limitations  are  designed  to protect  shareholders  and their  investments  by restricting a fund's ability to subject its assets to the claims of creditors or senior  security  holders  who  would be  entitled  to  dividends  or  rights on liquidation  of the fund that would have to be  discharged  before the claims of shareholders.  Consistent  with that policy,  the 1940 Act generally  limits the ability of a fund to leverage  its assets by borrowing  money or issuing  senior securities.

In addition,  in accordance with SEC staff  interpretations  under the 1940 Act, funds may engage in a number of types of  transactions  that might be considered to raise "senior  security" or "leveraging"  concerns,  if the funds do not meet certain  collateral  requirements  designated by the SEC staff. These collateral requirements  are  designed to protect  shareholders  by  ensuring  that when an obligation  from one of these  "leverage-type  transactions"  comes due,  liquid assets of the fund sufficient to discharge the obligation are readily  available in a segregated account of the fund. The collateralization  requirement limits a fund's  ability to engage in those types of  transactions  and thereby  limits a fund's  exposure to risk  associated with them. In very general terms, a fund is considered to be leveraging when it enters into securities  transactions without being  required to make payment until a later point in time.  The  leverage-type transactions  identified by the SEC staff as presenting senior security concerns include,  among others, short sales,  certain options and futures  transactions, and reverse repurchase agreements.

Leveraging  by means of borrowing may  exaggerate  the effect of any increase or decrease  in the  value of  portfolio  securities  on a Fund's  NAV,  and  money borrowed  will be  subject  to  interest  and other  costs  (which  may  include commitment fees and/or the cost of maintaining minimum average balances),  which may or may not exceed the income or gains received from the securities purchased with borrowed money.

                                        44

Convertible Securities.  Each Fund may invest in convertible  securities,  which are bonds,  debentures,  notes,  preferred stock or other securities that may be converted into or exchanged for a prescribed  amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A  convertible  security  entitles  the  holder  to  receive  interest generally  paid or accrued on the debt or the dividend  paid on preferred  stock until the convertible  security matures or is redeemed,  converted or exchanged.
Convertible securities generally have several unique investment characteristics, such as (i) higher yields than common stocks,  but lower yields than  comparable non-convertible  securities,  (ii) a lesser degree of  fluctuation in value than the  underlying  stock  since  they  have  debt  characteristics,  and (iii) the potential for capital  appreciation if the market price of the underlying common stock  increases.  A convertible  security might be subject to redemption at the option  of the  issuer  at a price  established  in the  convertible  security's governing  instrument.  If a  convertible  security held by a Fund is called for redemption,  that Fund may be  required  to  permit  the  issuer  to redeem  the security,  convert  it into the  underlying  common  stock or sell it to a third party.

A  convertible  security  has  risk  characteristics  of both  equity  and  debt securities.  Its value may rise and fall with the market value of the underlying stock or, like a debt  security,  vary with  changes in  interest  rates and the credit quality of the issuer. A convertible  security tends to perform more like a stock when the  underlying  stock price is high (because it is assumed it will be converted) and more like a debt security when the  underlying  stock price is low (because it is assumed it will not be  converted).  Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar, non-convertible, debt security, and generally has less potential for gain or loss than the underlying stock.

Defaulted Debt Securities.  Each Fund may invest in defaulted debt  obligations.
Vietnam SEA Fund may invest in debt  securities  rated D by Moody's or S&P(R)(or unrated  securities deemed to be equivalent by the Investment  Manager) when the
Investment  Manager  believes that, on the basis of its analysis of the issuer's management  and other  factors,  the  financial  condition  of the issuer or the protection  afforded  to  the  particular  securities  is  stronger  than  would otherwise be indicated by such  rating.  Developing  Markets  Trust may purchase defaulted  debt  securities if, in the opinion of the  Investment  Manager,  the issuer may resume interest payments in the near future.  Currently,  as a matter of  fundamental  policy,  Developing  Markets  Trust may invest up to 10% of its total  assets (as of the time of purchase) in  defaulted  debt  securities.  The
Board of Trustees of  Developing  Markets  Trust has  recommended  that  current
Developing   Markets  Trust   shareholders   approve  the  elimination  of  this
fundamental  restriction  because,  to the extent such  securities are illiquid,
Developing Markets Trust's investments therein will be subject to its investment restriction  limiting its  investments in illiquid  securities to 15% of its net assets. Currently, neither Fund has investments in defaulted debt obligations.

Derivatives.  Each Fund may: (i) write covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S.
and  foreign  exchanges  or in the  over-the-counter  markets;  (ii)  enter into forward foreign currency contracts and options on foreign currencies;  and (iii)
buy and sell  financial  futures  contracts,  index futures  contracts,  foreign currency  futures  contracts  and  options on any of the  foregoing.  Developing
Markets Trust may also enter into  interest  rate,  index and currency  exchange rate swap agreements.

                                        45

Although Developing Markets Trust's investment  restrictions permit it to invest in certain  derivative  investments,  including  futures  contracts  and related options,  Developing  Markets Trust is subject to guidelines  established by the
Board of  Trustees  relating to  Developing  Markets  Trust's use of  derivative investments.  Under these  guidelines,  currently not more than 5% of Developing
Markets  Trust's  assets may be  invested  in, or exposed  to,  options and swap agreements (as measured at the time of  investment).  Thus,  Developing  Markets
Trust's guidelines at this time do not contemplate, and Developing Markets Trust has no present  intention  of  engaging  in, the  purchase  or sale of  currency futures  contracts,  stock index  futures  contracts  or interest  rate  futures contracts.  The use of futures  contracts  can  involve  substantial  risks and, therefore,  Developing Markets Trust only would invest in such futures contracts where the Investment Manager believes such investments are advisable,  and then, only to the extent the  guidelines  established by the Board of Trustees were so modified to include futures  contracts.  There is no current intention to modify
Developing  Markets  Trust's  guidelines  with respect to derivatives to include futures  contracts  and  related  options.  Should the Board of  Trustees in the future modify Developing Markets Trust's guidelines to permit futures contracts,
Developing  Markets Trust will accordingly  amend its registration  statement to disclose the use of this investment  strategy.  Developing Markets Trust may use derivative  strategies  seeking to protect its  assets,  implement a cash or tax management strategy and/or enhance its returns.

Vietnam SEA Fund is  authorized  to use various  investment  strategies  to: (i)
hedge various market risks (such as interest rates,  currency exchange rates and broad or  specific  market  movements);  (ii) manage the  effective  maturity or duration of debt securities or instruments it holds; or (iii) enhance its income or gain. Subject to the requirements of the 1940 Act, Vietnam SEA Fund may hedge up to 100% of its assets  when deemed  appropriate  by the  Investment  Manager, although  the  Investment  Manager  has no  present  intention  of  using  these derivatives.

The  performance  of derivative  investments  depends,  at least in part, on the performance of an underlying asset.  Derivatives involve costs, may be volatile, and may involve a small investment  relative to the risk assumed.  To the extent that either Fund enters into any of these  transactions,  their  successful  use will depend on the Investment  Manager's  ability to predict  market  movements.
Risks include  delivery  failure,  default by the other party,  the inability to close out a position because the trading market becomes illiquid or an imperfect correlation between the derivative and the position being hedged.

Futures  contracts.  For  hedging  purposes  only,  each  Fund  may buy and sell financial futures contracts,  index futures contracts,  foreign currency futures contracts and options on any of those instruments.  A Fund also may buy and sell index futures  contracts  with respect to any stock index traded on a recognized stock exchange or board of trade. As noted above, however, the Board of Trustees has adopted  guidelines that currently do not permit Developing Markets Trust to invest in futures contracts or related options.

A Fund's  ability  to  reduce or  eliminate  its  futures  and  related  options positions  will  depend upon the  liquidity  of the  secondary  markets for such futures and options,  but there is no assurance that a liquid  secondary  market will exist for any particular contract or at any particular time.

                                        46

Options on securities or indices.  Each Fund may buy and sell (write) options on securities  and  securities  indices to earn  additional  income  and/or to help protect its portfolio  against market and/or exchange rate  movements,  although
Developing  Markets  Trust  presently  has no  intention of doing so. A Fund may write  covered  call  and put  options  and  purchase  call and put  options  on securities or stock indices that are traded on U.S. and foreign exchanges and in the over-the-counter  markets.  The value of the underlying  securities on which options  may be written at any one time by Vietnam  SEA Fund will not exceed 25%
of its total assets. Vietnam SEA Fund may only buy options if the total premiums it pays for such options is 5% or less of its total assets.

Foreign  currency  transactions.  Each  Fund  may  engage  in  foreign  currency transactions.  In order to hedge against foreign  currency  exchange rate risks, each Fund may enter into forward foreign currency exchange contracts and foreign currency  futures  contracts,  as well as buy and  sell put or call  options  on foreign  currencies.  Developing Markets Trust may commit up to 20% of its total assets to forward foreign currency  contracts.  Vietnam SEA Fund has no specific limitation  on the  percentage  of assets it may  commit to  forward  contracts, subject to its stated investment objective and policies, except that Vietnam SEA
Fund will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management. Each Fund also may conduct its foreign currency exchange  transactions on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into  forward  foreign  currency  exchange  contracts  (forward contracts) to attempt to minimize the risk to that Fund from adverse  changes in the  relationship  between the U.S. dollar and foreign  currencies.  Vietnam SEA
Fund's forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated.

Swap agreements. Developing Markets Trust may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost than if it had invested  directly in a security that yielded or produced that desired return.  Developing  Markets Trust also may use swap  agreements  for tax and/or cash management purposes.

Loans of  Portfolio  Securities.  Each Fund may lend  certain  of its  portfolio securities to broker-dealers. These loans may not exceed 33-1/3% of the value of a Fund's total assets. While the Funds' securities lending programs are similar, there are some differences.  For example, Developing Markets Trust also may lend to qualified banks and, in general,  only may lend its securities to parties who meet creditworthiness standards approved by the Board of Trustees.  Furthermore,
Vietnam SEA Fund must secure  each such loan with  collateral  equal to at least
102% of the current market value of the securities  loaned,  whereas  Developing
Markets Trust requires such  collateral to equal only 100% of the current market value of the loaned securities.  Securities lending  transactions are subject to the risk that a counterparty  will not meet its obligations and that it may fail to return a loaned security on a timely basis.

Lower-Rated Debt Securities. Each Fund may invest in debt securities rated below investment grade,  sometimes called "junk bonds." Junk bonds generally have more credit risk than higher-rated securities.

                                        47

Companies  issuing high yield debt  securities are not as strong  financially as those issuing  securities with higher credit  ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal  payments.  If an issuer  stops  making  interest  and/or  principal  payments,  payments  on  the securities may never resume.  These securities may be worthless and a Fund could lose its entire investment.

The prices of high  yield debt  securities  fluctuate  more than  higher-quality securities.  Prices are  especially  sensitive  to  developments  affecting  the company's  business and to changes in the ratings  assigned by rating  agencies.
Prices often are closely  linked with the  company's  stock prices and typically rise and fall in response to factors that affect stock prices. In addition,  the entire high yield securities market can experience sudden and sharp price swings due to changes in economic  conditions,  stock market activity,  large sustained sales by major investors, a high-profile default or other factors.

High yield securities generally are less liquid than higher-quality  securities.
Many of these securities do not trade frequently,  and when they do their prices may be  significantly  higher  or  lower  than  expected.  At  times,  it may be difficult to sell these securities  promptly at an acceptable  price,  which may limit a Fund's  ability to sell  securities  in response  to  specific  economic events or to meet redemption requests.

Repurchase Agreements.  Each Fund may enter into repurchase agreements.  Under a
repurchase  agreement,   a  Fund  agrees  to  buy  securities  from  a  bank  or
broker-dealer and then to sell the securities back to the bank or broker-dealer.
In the case of Developing Markets Trust, the bank or broker-dealer must transfer to Developing Markets Trust's custodian  securities with an initial market value of at least 102% of the dollar amount invested in each repurchase agreement. The
Investment  Manager will monitor the value of such securities daily to determine that the value equals or exceeds the  repurchase  price.  Repurchase  agreements
involve   risks  in  the  event  of  default  or   insolvency  of  the  bank  or
broker-dealer,  including  possible delays or restrictions upon a Fund's ability to sell the underlying securities.

                                        48

Russian  Securities.  Each Fund may invest in Russian  securities.  Investing in
Russian companies involves a high degree of risk and special  considerations not typically  associated with investing in the U.S. securities markets,  and should be considered highly  speculative.  These risks include,  together with Russia's continuing political and economic instability and the slow-paced  development of its market economy, the following: (a) delays in settling portfolio transactions and risk of loss  arising  out of  Russia's  system  of share  registration  and custody;  (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment;  (c) pervasiveness of corruption, insider trading and crime in the Russian economic system;  (d) currency exchange rate  volatility and the lack of available  currency  hedging  instruments;  (e)
higher rates of inflation  (including the risk of social unrest  associated with periods  of  hyper-inflation);  (f)  controls  on foreign  investment  and local practices  disfavoring  foreign  investors and  limitations on  repatriation  of invested  capital,  profits and  dividends,  and on a Fund's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative  bodies may decide not to continue to support the economic reform programs  implemented  since the dissolution of the Soviet Union and could follow radically  different  political and/or economic policies to the detriment  of  investors,  including  non-market-oriented  policies  such as the support of certain  industries at the expense of other  sectors or investors,  a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union,  or the  nationalization  of privatized  enterprises;  (h) the risks of  investing in  securities  with  substantially  less  liquidity  and in issuers  having  significantly  smaller market  capitalizations,  as compared to
securities  and  issuers  in  more  developed  markets;   (i)  the  difficulties
associated in obtaining  accurate market valuations of many Russian  securities, based partly on the limited amount of publicly  available  information;  (j) the
financial   condition  of  Russian   companies,   including   large  amounts  of
inter-company  debt which may create a payments crisis on a national scale;  (k)
dependency on exports and the corresponding  importance of international  trade;
(l) the risk  that the  Russian  tax  system  will not be  reformed  to  prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of new tax laws;  (m) possible  difficulty in identifying a buyer of securities  held by a Fund due to the  underdeveloped  nature of the  securities markets;  (n) the  possibility  that  legislation  could  restrict the levels of foreign  investment  in  certain  industries,  thereby  limiting  the  number of investment  opportunities in Russia;  (o) the risk that legislation could confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian  government,  instead of bringing such disputes before an  internationally-accepted  third-country  arbitrator;  (p) the  difficulty in obtaining information about the financial condition of Russian issuers, in light of the  different  disclosure  and  accounting  standards  applicable to Russian companies;  and (q) because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications  systems, settlement,  clearing and registration of securities transactions are subject to significant  risks.  There  is  little  long-term  historical  data  on  Russian securities markets because they are relatively new and a substantial  proportion of securities  transactions in Russia are privately  negotiated outside of stock exchanges.

Structured  Investments.  Included among the issuers of debt securities in which each Fund may invest are entities  organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring  involves the deposit with or purchase by an entity,  such as a corporation or trust,  of specified  instruments and the issuance by that entity of one or more  classes of  securities  (structured  investments)  backed by, or representing  interests in, the  underlying  instruments.  The cash flows on the underlying  instruments  may be  apportioned  among the newly issued  structured investments to create securities with different investment  characteristics such as varying  maturities,  payment  priorities  or interest rate  provisions.  The extent of the payments made with respect to structured  investments is dependent on the  extent  of the cash  flows  on the  underlying  instruments.  Structured investments  that do not involve credit  enhancement  generally will have credit risk  that is  equivalent  to that of the  underlying  instruments.  A class  of structured investments may be either subordinated or unsubordinated to the right of payment of another class.

                                        49

Certain  issuers  of  structured  investments  may be deemed  to be  "investment companies"  as defined in 1940 Act. As a result,  a Fund's  investment  in these
structured   investments   may  be  limited  by  its  investment   policies  and
restrictions regarding investments in other investment companies, as well as the
restrictions  on  such  investments   contained  in  the  1940  Act.  Structured
investments typically are sold in private placement transactions,  and there may be no active  trading  market for  structured  investments.  To the extent  such investments  are illiquid,  they will be subject to Developing  Markets  Trust's restrictions on investments in illiquid securities.

When-Issued and Delayed Delivery Transactions. Each Fund may purchase securities issued on a when-issued or delayed  delivery  basis,  where payment and delivery take place at a future time beyond the normal  settlement date. Since the market price of the security may fluctuate during the time before payment and delivery, a Fund  assumes the risk that the value of the  security at delivery may be more or less than the purchase price.

Further Information About Developing Markets Trust and Vietnam SEA Fund

The Developing Markets Trust Prospectus dated May 1, 2002 and the Trust's Annual
Report to Shareholders  for the fiscal year ended December 31, 2001 are enclosed with,  and  considered a part of, this  Prospectus/Proxy  Statement.  Additional information  about  both  Funds  is  contained  in  the  SAI  relating  to  this
Prospectus/Proxy  Statement.  You may  request  free copies of the SAI and other information relating to Developing Markets Trust and Vietnam SEA Fund by calling
1-800/DIAL  BEN(R)or by writing to Developing  Markets Trust or Vietnam SEA Fund at P.O. Box 33030, St. Petersburg,  FL 33733-8030.  Developing Markets Trust and
Vietnam SEA Fund file proxy  materials,  reports and other  information with the
SEC in accordance with the informational requirements of the Securities Exchange
Act of 1934, as amended,  and the 1940 Act. These materials can be inspected and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC
20549.  Also,  copies of such material can be obtained at prescribed  rates from the SEC's Public Reference Section, Washington, DC 20549-6009, or from the SEC's
Internet  address at  www.sec.gov.  Vietnam SEA Fund's shares are also traded on the NYSE under the symbol "TVF."  Certain  reports,  proxy  statements and other information  about Vietnam SEA Fund are filed with the NYSE and may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                               VOTING INFORMATION

How many votes are necessary to approve the Proposal?

Required Vote. Approval of the Agreement and Plan of Acquisition between Vietnam
SEA Fund and  Developing  Markets Trust,  which provides for the  acquisition by
Developing  Markets Trust of substantially all of the assets of Vietnam SEA Fund in exchange  solely for Advisor  Class Shares and the complete  liquidation  and dissolution of Vietnam SEA Fund,  requires the affirmative vote of more than 50%
of the total shares of Vietnam SEA Fund outstanding and entitled to vote.

Solicitation  of  Proxies.  Your vote is being  solicited  by Vietnam SEA Fund's
Board  of  Directors.   Vietnam  SEA  Fund  has  engaged  Georgeson  Shareholder
Communications, Inc. ("Georgeson") to solicit proxies from brokers, banks, other institutional  holders and individual  shareholders  at an  anticipated  cost of approximately  $17,196,  including  out-of-pocket  expenses.  Vietnam SEA Fund expects that the  solicitation  would be primarily by mail, but also may include telephone, telecopy or oral solicitations.  If Vietnam SEA Fund does not receive your proxy by a certain time,  you may receive a telephone  call from  Georgeson asking you to vote.  Vietnam SEA Fund does not reimburse  Directors and officers of Vietnam SEA Fund or regular  employees and agents of the  Investment  Manager involved  in  the  solicitation  of  proxies.  The  costs  associated  with  the solicitation  of proxies and the Meeting will be shared one quarter by each Fund and one-half by Investment Manager.

                                        50

Voting by  Broker-Dealers.  Vietnam SEA Fund expects  that,  before the Meeting, broker-dealer  firms  holding  shares of Vietnam  SEA Fund in "street  name" for their  customers  will request  voting  instructions  from their  customers  and beneficial  owners.  NYSE  Rules  do not  permit  broker-dealers  to vote on the
Proposal on behalf of their customers and beneficial  owners where  instructions are not received.

Quorum.  A  majority  of the  shares  entitled  to vote --  present in person or represented  by proxy --  constitutes  a quorum at the Meeting.  The shares over which  broker-dealers have discretionary voting power, the shares that represent broker  non-votes  (i.e.,  shares  held by brokers or  nominees  as to which (i)
instructions  have not been  received  from the  beneficial  owners  or  persons entitled  to vote and (ii) the  broker or  nominee  does not have  discretionary voting power on a particular  matter),  and the shares whose proxies  reflect an abstention  on any item are all counted as shares  present and  entitled to vote for purposes of determining whether the required quorum of shares exists.

Methods of Tabulation.  Each  shareholder  will be entitled to one vote for each full share,  and a fractional vote for each fractional share of Vietnam SEA Fund held at the close of business on June 14, 2002, the Record Date. Abstentions and broker non-votes will be treated as votes not cast and,  therefore,  will not be counted for  purposes of obtaining  approval of the  Proposal.  Abstentions  and broker  non-votes,  therefore,  will have same  effect as a vote  "against"  the
Proposal.

Adjournment. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but  sufficient  votes have not been  received to
approve  the  Proposal,   the  Meeting  may  be  adjourned  to  permit   further
solicitation  of  proxies.  The  presiding  officer of Vietnam  SEA Fund for the
Meeting,  the  Secretary  of the  Meeting,  or any officer  present  entitled to preside or act as Secretary of the Meeting (or a majority of the shares entitled to vote and present or  represented  by proxy) may adjourn the Meeting to permit further  solicitation  of proxies or for other reasons  consistent with Maryland law and  Vietnam  SEA Fund's  Articles  of  Incorporation  and  By-Laws.  Unless
otherwise  instructed by a shareholder  granting a proxy, the persons designated as  proxies  may use their  discretionary  authority  to vote as  instructed  by management of Vietnam SEA Fund on questions of adjournment.

How do I ensure that my vote is accurately recorded?

You can vote in any one of four ways:

     o    By mail, with the enclosed proxy card.

     o    In person at the Meeting.

                                        51

     o    By telephone or through the Internet;  if your account is eligible,  a
          control   number  is  provided   on  your  proxy  card  and   separate
          instructions are enclosed.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on  important  issues  relating  to  Vietnam  SEA Fund.  If you specify a vote for the Proposal,  your proxy will be voted as you  indicate.  If you  simply  sign and date the  proxy  card,  but do not  specify a vote for the
Proposal, your proxy will be voted for the Proposal.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation  or a  later-dated  proxy to Vietnam  SEA Fund that is received at or prior to the Meeting, or by attending the Meeting and voting in person.

Who is entitled to vote?

Shareholders  of record of Vietnam  SEA Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were [____] outstanding shares of Vietnam SEA Fund and [___] Vietnam SEA Fund shareholders.

Are there dissenters' rights?

[To be confirmed by Maryland counsel:] Vietnam SEA Fund shareholders will not be entitled to any "dissenters'  rights" because shares of Vietnam SEA Fund are not afforded such rights under state law nor under its charter documents. Therefore, if the Transaction is approved,  Vietnam SEA Fund  shareholders will be bound by the terms of the  Transaction.  A shareholder of Vietnam SEA Fund may,  however, sell his or her  shares  of  common  stock on the NYSE at any time  prior to the
Closing  Date of the  Transaction.  In  addition,  following  the closing of the
Transaction, former Vietnam SEA Fund shareholders may redeem their Advisor Class
Shares at NAV,  subject  to a  redemption  fee of 2% if such  redemption  occurs within six months of the Closing Date.

                           PRINCIPAL HOLDERS OF SHARES

Except as listed below,  as of the Record Date, to  Developing  Markets  Trust's
knowledge,  no other person owned  (beneficially or of record) 5% or more of the outstanding shares of Developing Markets Trust:

Name and Address of Shareholder   Class           Number of      Percentage
                                                  Shares Owned   Owned
---------------------------------------------------------------------------------

                                        52

Except as listed below, as of the Record Date, to Vietnam SEA Fund's  knowledge, no other person owned  (beneficially or of record) 5% or more of the outstanding shares of Vietnam SEA Fund:

Name and Address of Shareholder   Number of       Percentage
                                  Shares Owned    Owned
-----------------------------------------------------------------

[Please  complete  information in each chart.  For any control  persons (who own more  than 25% of the  voting  securities  of a fund),  SRS&Y  will  provide  an explanation of the effect of that control on the voting rights of other security holders.]

As of [__________], 2002, [must be a date no more than 30 days prior to the date
of  filing],   neither   Developing  Markets  Trust  nor  Vietnam  SEA  Fund  is
"controlled" (as defined in the 1940 Act) by any person. [Please confirm.]

As of the Record Date,  to the  knowledge of  management  of each Fund,  (a) the officers and Trustees of Developing  Markets Trust, as a group,  owned of record and  beneficially  [1.17]%  of  Advisor  Class  Shares  and less  than 1% of the outstanding  voting shares of the other classes of Developing Markets Trust, and
(b) the officers and Directors of Vietnam SEA Fund, as a group,  owned less than
1% of the outstanding  voting shares of Vietnam SEA Fund. From time to time, the number of Advisor  class  shares and Vietnam SEA Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in  centralized  securities  depositories  may  exceed  5% of the  total  shares outstanding  of  Developing  Markets  Trust or Vietnam  SEA Fund,  respectively.
[Please confirm this statement.]

                                        53

                     EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

--------------------------------------------------------------------------------------------

     A.   Agreement  and  Plan of  Acquisition  between  Templeton  Vietnam  and
          Southeast  Asia Fund,  Inc. and  Templeton  Developing  Markets  Trust
          (attached)

     B.   A Comparison of Governing Documents and State Law (attached)

     C.   Comparison  of  Developing   Markets   Trust's  Current  and  Proposed
          Fundamental   Investment    Restrictions   to   Vietnam   SEA   Fund's
          Corresponding Fundamental Investment Restrictions (attached)

     D.   Country Breakdown of the Funds' Portfolios (attached)

     E.   Prospectus of Templeton Developing Markets Trust - Advisor Class dated
          May 1, 2002 (enclosed)

     F.   Annual Report to  Shareholders of Templeton  Developing  Markets Trust
          for the fiscal year ended December 31, 2001 (enclosed)

                                        54

                                    EXHIBIT A
                                    ---------

                       AGREEMENT AND PLAN OF ACQUISITION

     THIS AGREEMENT AND PLAN OF ACQUISITION (the "Plan") is made as of this ____
day of _________,  2002,  by and between  Templeton  Vietnam and Southeast  Asia
Fund, Inc. ("TVF"),  a corporation  incorporated  under the laws of the State of
Maryland  and  a  non-diversified,   closed-end  management  investment  company
registered  under the  Investment  Company Act of 1940, as amended ("1940 Act"), with  its  principal  place of  business  at 500 East  Broward  Boulevard,  Fort
Lauderdale,  Florida 33394, and Templeton  Developing Markets Trust ("TDMT"),  a
business trust formed under the laws of the Commonwealth of Massachusetts  and a diversified  open-end  management  investment  company registered under the 1940
Act, with its principal  place of business at 500 East Broward  Boulevard,  Fort
Lauderdale, Florida 33394.

                                 REORGANIZATION

     The reorganization  (hereinafter referred to as the "Reorganization")  will consist of (i) the  acquisition  by TDMT of  substantially  all of the property, assets and goodwill of TVF in exchange solely for full and fractional  shares of beneficial  interest,  par value $0.01 per share, of TDMT - Advisor Class ("TDMT
Shares");  (ii) the  distribution  of TDMT  Shares  to the  shareholders  of TVF according to their  respective  interests in  liquidation  of TVF; and (iii) the dissolution  of TVF as soon as is  practicable  after the closing (as defined in
Section 3, hereinafter called the "Closing"),  all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                    AGREEMENT

     In order to consummate the Plan and the Reorganization and in consideration of the premises and of the covenants and agreements  hereinafter set forth,  and intending to be legally bound, the parties hereto covenant and agree as follows:

1.   Sale and Transfer of Assets, Liquidation and Dissolution of TVF.

     (a)  Subject to the terms and  conditions of this Plan,  and in reliance on the  representations  and warranties of TDMT herein contained,  and in consideration  of the  delivery  by TDMT of the number of TDMT  Shares hereinafter  provided,  TVF agrees that it will  convey,  transfer and deliver to TDMT at the Closing all of TVF's then existing assets, free and clear of all liens, encumbrances and claims whatsoever (other than shareholders'  rights of redemption,  if any),  except for cash,  bank
          deposits  or  cash  equivalent   securities  in  an  estimated  amount
          necessary to: (i) pay the costs and expenses of carrying out this Plan
          (including,  but not limited to, fees of counsel and accountants,  and expenses of its liquidation and dissolution  contemplated  hereunder), which  costs  and  expenses  shall be  established  on TVF's  books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3,  hereinafter  called the
          "Closing Date"),  including,  but not limited to, its income dividends and capital gains distributions,  if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would  otherwise be discharged at a later date in the ordinary  course of business; and (iii) pay such contingent liabilities as the Board of
          Directors  of TVF (the "TVF  Board")  shall  reasonably  deem to exist against TVF, if any, at the Closing  Date,  for which  contingent  and other  appropriate  liability  reserves  shall be established on TVF's books  (hereinafter  "Net Assets").  TVF shall also retain any and all rights  that it may have over and  against  any  person  that may have arisen up to and including the close of business on the Closing Date.

                                      A-1

     (b)  Subject to the terms and  conditions of this Plan,  and in reliance on the  representations  and warranties of TVF herein  contained,  and in consideration of such sale,  conveyance,  transfer and delivery,  TDMT agrees at the  Closing to  deliver  to TVF the number of TDMT  Shares, determined  by:  (a)  dividing  the value of TVF's  Net  Assets by the number of  outstanding  shares of common  stock,  par value  $0.01 per share,  of TVF ("TVF  Shares");  (b)  dividing the value of TDMT's net assets  attributable to TDMT Shares by the number of outstanding  TDMT
          Shares;  (c)  dividing  the  quotient  calculated  in step  (a) by the quotient  calculated  in step (b);  and (d)  multiplying  the quotient calculated in step (c) by the number of  outstanding  TVF Shares as of
          4:00 p.m.  Eastern time on the Closing Date.  All such values shall be determined  in the  manner  and as of the time set forth in  Section 2 hereof.

     (c)  Immediately  following  the Closing,  TVF shall  effect a  liquidating distribution  of the TDMT  Shares  received  by TVF  pursuant  to this
          Section  1,  together  with  any  other  assets,  pro  rata  to  TVF's shareholders  of  record as of the close of  business  on the  Closing
          Date.  Such  liquidating  distribution  shall be  accomplished  by the establishment of accounts on the share records of TDMT of the type and in the  amounts  due  such  shareholders  based  on  their  respective holdings as of the close of business on the Closing  Date.  Fractional
          TDMT Shares shall be carried to the third decimal  place.  As promptly as is practicable  after the Closing,  each holder of any  outstanding certificate or certificates  representing TVF Shares shall be entitled to surrender  the same to the transfer  agent for TDMT in exchange for the  number  of TDMT  Shares  into  which the TVF  Shares  theretofore represented by the certificate or  certificates  so surrendered  shall have been converted. Certificates for TDMT Shares shall not be issued,
          unless   specifically   requested  by  the   shareholders.   Until  so
          surrendered, each outstanding certificate which, prior to the Closing, represented  TVF Shares  shall be deemed for all  TDMT's  purposes  to evidence  ownership  of the number of TDMT  Shares  into which the TVF
          Shares (which prior to the Closing were represented thereby) have been
          converted.   Promptly   following  the  Closing  and  the  liquidating
          distribution  of the TDMT Shares (and any  resolution of litigation or other contingent liabilities), TVF shall be dissolved.

                                      A-2

2.   Valuation.

     (a)  The value of TVF's Net Assets to be acquired by TDMT  hereunder  shall be computed  as of 4:00 p.m.  Eastern  time on the  Closing  Date in a manner  consistent  with the valuation  procedures  described in TVF's registration  statement on Form N-2 dated  September 15, 1994, as such disclosures  have been amended to date by any: (i) amendments to TVF's
          Form N-2 filed with the U.S.  Securities and Exchange  Commission (the
          "SEC");  (ii) press  releases  issued on behalf of TVF;  and (iii) TVF annual or semi-annual reports sent to shareholders pursuant to Section
          30 of the 1940 Act (together, the "TVF Disclosure Documents").

     (b)  The net asset  value per TVF Share shall be  determined  to the second decimal  place as of 4:00 p.m.  Eastern  time on the Closing Date in a manner  consistent  with the valuation  procedures  described in TVF's
          Disclosure Documents.

     (c)  The net asset value of a share of  beneficial  interest of TDMT Shares shall be  determined  to the  second  decimal  place  as of 4:00  p.m.
          Eastern  time on the  Closing  Date in a  manner  consistent  with the
          valuation   procedures   described  in  TDMT's   currently   effective
          prospectus.

3.   Closing and Closing Date.

     The Closing  Date shall be _________  __,  2002,  or such later date as the parties may mutually agree. The Closing shall take place at the principal office of TDMT at 5:00 p.m.  Eastern time, on the Closing Date. TVF shall have provided for delivery as of the Closing of those Net Assets of TVF to be  transferred  to the  account  of  TDMT's  custodian,  JPMorgan  Chase  Bank,  MetroTech  Center,
Brooklyn, New York 11245. Also, TVF shall deliver at the Closing a list of names and addresses of the  shareholders of record of its TVF Shares and the number of full and  fractional  shares of common  stock of TVF  Shares  owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts,  all as of 4:00 p.m. Eastern time on the Closing  Date,  certified by its transfer  agent or by its President or a
Vice President to the best of its or his or her knowledge and belief. TDMT shall issue and deliver a certificate or certificates evidencing the TDMT Shares to be delivered to the account of TVF at said transfer agent registered in such manner as the officers of TVF may request, or provide evidence satisfactory to TVF that such TDMT Shares have been registered in an account on the books of TDMT in such manner as the officers of TVF may request.

4.   Representations and Warranties by TDMT.

     TDMT represents and warrants to TVF that:

     (a)  TDMT is a business trust formed under the laws of the  Commonwealth of
          Massachusetts  on August 9, 1991,  and is validly  existing  under the laws of that Commonwealth.  TDMT is duly registered under the 1940 Act as an  open-end,  management  investment  company  and all of the TDMT
          Shares sold were sold pursuant to an effective  registration statement filed under the  Securities  Act of 1933, as amended (the "1933 Act"), except  for  those  shares  sold  pursuant  to  the  private  offering exemption for the purpose of raising the required initial capital.

                                      A-3

     (b)  TDMT  is  authorized  to  issue  an  unlimited  number  of  shares  of beneficial  interest of TDMT Shares,  par value $0.01 per share,  each outstanding  share  of which is  fully  paid,  non-assessable,  freely transferable and has full voting rights.  TDMT is further divided into five  classes of shares of which TDMT Shares is one,  and an unlimited number of shares of  beneficial  interest,  par value $0.01 per share, have been allocated and designated to TDMT Shares.

     (c)  The audited financial  statements appearing in TDMT's Annual Report to
          Shareholders  for the fiscal year ended December 31, 2001,  audited by
          PricewaterhouseCoopers LLP, a copy of which has been delivered to TVF, fairly  present the  financial  position of TDMT as of the  respective dates  indicated  and the  results of its  operations  for the periods indicated in conformity with generally accepted accounting  principles applied on a consistent basis.

     (d)  The books and records of TDMT accurately summarize the accounting data represented  and contain no  material  omissions  with  respect to the business and operations of TDMT.

     (e)  TDMT has the necessary  power and authority to conduct its business as such business is now being conducted.

     (f)  TDMT  is not a  party  to or  obligated  under  any  provision  of its
          Declaration  of  Trust  or its  By-laws  (together,  as each  has been amended to date, the "TDMT Trust  Documents"),  or any contract or any other  commitment  or  obligation,  and is not subject to any order or decree,  that would be violated  by its  execution  of or  performance under this Plan.

     (g)  TDMT has  elected  to be  treated as a  regulated  investment  company
          ("RIC") for federal  income tax purposes  under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"),  and it has  qualified as a RIC for each taxable year since its  inception and will qualify as a RIC as of the Closing Date, and  consummation of the transactions  contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

     (h)  TDMT is not  under  jurisdiction  of a Court in a Title 11 or  similar case within the meaning of Section 368(a)(3)(A) of the Code.

5.   Representations and Warranties by TVF.

     TVF  represents and warrants to TDMT that:

     (a)  TVF is a  corporation  incorporated  under  the  laws of the  State of
          Maryland on July 19, 1994,  and is validly  existing under the laws of
          that  State.   TVF  is  duly  registered  under  the  1940  Act  as  a
          non-diversified,  closed-end  management investment company and all of the TVF Shares sold were sold in compliance  in all material  respects with applicable registration requirements of the 1933 Act.

                                      A-4

     (b)  TVF is authorized to issue one hundred million (100,000,000) shares of common stock of TVF, par value $0.01 per share, each outstanding share of which is fully paid,  non-assessable,  freely  transferable and has full voting rights.  TVF currently issues shares of one (1) class, and it has not designated any series of shares.

     (c)  The  unaudited  financial  statements  appearing in TVF's  Semi-Annual
          Report to  Shareholders  for the six-month  period ended September 30,
          2001, a copy of which has been  delivered to TDMT,  fairly present the financial position of TVF as of the respective dates indicated and the results of its operations for the periods indicated in conformity with generally  accepted  accounting  principles  applied  on a  consistent basis. If available,  a copy of the financial  statements appearing in
          TVF's Annual  Report to  Shareholders  for the fiscal year ended March
          31, 2002, audited by PricewaterhouseCoopers  LLP, will be delivered to
          TDMT which will fairly present the financial position of TVF as of the respective  dates  indicated and the results of its operations for the periods  indicated in conformity  with generally  accepted  accounting principles applied on a consistent basis.

     (d)  The books and records of TVF accurately  summarize the accounting data represented  and contain no  material  omissions  with  respect to the business and operations of TVF.

     (e)  TVF has the  necessary  power and authority to conduct its business as such business is now being conducted.

     (f)  TVF is not a party to or obligated under any provision of its Articles of Incorporation or its Bylaws (together,  as each has been amended to date,  the "TVF  Corporate  Documents"),  or any contract or any other commitment or  obligation,  and is not subject to any order or decree, that would be violated by its execution of or  performance  under this
          Plan.

     (g)  TVF has elected to be treated as a RIC for federal income tax purposes under Part I of  Subchapter M of the Code,  and it has  qualified as a
          RIC for each  taxable year since its  inception  and will qualify as a
          RIC as of the  Closing  Date,  and  consummation  of the  transactions contemplated  by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

     (h)  TVF is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

6.   Representations and Warranties by TVF and TDMT.

     TVF  and TDMT each represents and warrants to the other that:

     (a)  The  statement of assets and  liabilities  to be furnished by it as of
          4:00  p.m.  Eastern  time on the  Closing  Date,  for the  purpose  of determining the number of TDMT Shares to be issued pursuant to Section
          1 of this Plan, will accurately  reflect its Net Assets in the case of
          TVF and its net  assets  in the case of TDMT and the  outstanding  TVF
          Shares and TDMT Shares,  respectively,  as of such date, in conformity with generally accepted accounting  principles applied on a consistent basis.

                                      A-5

     (b)  At the Closing,  it will have good and marketable  title to all of the securities  and other  assets  shown on the  statement  of assets  and liabilities  referred to in (a) above,  free and clear of all liens or encumbrances of any nature  whatsoever,  except such  imperfections of title or encumbrances  as do not materially  detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (c)  Except  as  has  been  previously  disclosed  in  the  TVF  Disclosure
          Documents or in TDMT's  currently  effective  prospectus,  there is no material suit, judicial action, or legal or administrative  proceeding pending or threatened against TVF or TDMT, respectively.

     (d)  There are no known  actual or  proposed  deficiency  assessments  with respect to any taxes payable by it.

     (e)  The  execution,  delivery and  performance of this Plan have been duly authorized  by all  necessary  action of the Board of Trustees of TDMT
          (the  "TDMT  Board")  or the TEA  Board,  respectively,  and this Plan constitutes a valid and binding  obligation  enforceable in accordance with its terms.

     (f)  It  anticipates  that the  consummation  of this  Plan  will not cause either  TVF  or  TDMT  to  fail  to  conform  to the  requirements  of
          Subchapter M of the Code for federal  income  taxation as a RIC at the end of its fiscal year.

     (g)  It has the  necessary  power and  authority to conduct its business as such business is now being conducted.

7.   Covenants of TVF and TDMT.

     (a)  TVF and TDMT each  covenants  to operate  its  respective  business as presently conducted between the date hereof and the Closing.

     (b)  TVF undertakes that it will not acquire TDMT Shares for the purpose of making distributions thereof to anyone other than TVF's shareholders.

     (c)  TVF undertakes that, if this Plan is consummated, it will dissolve its corporate  existence,  file an application pursuant to Section 8(f) of the  1940  Act for an  order  declaring  that it has  ceased  to be an investment  company and take the necessary  actions,  including making the  necessary  filings,  to withdraw its shares from listing on those stock exchanges on which TVF Shares are listed as of the Closing Date.

     (d)  TVF and TDMT each agrees that, by the Closing,  all of its federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said  returns  shall have either  been paid or had  adequate liability reserves created for the payment of such taxes.

                                      A-6

     (e)  At the Closing, TVF will provide TDMT a copy of the shareholder ledger accounts, certified by TVF's transfer agent or its President or a Vice
          President to the best of its or his or her knowledge  and belief,  for all of the  shareholders  of  record  of TVF  Shares  as of 4:00  p.m.
          Eastern  time on the Closing  Date who are to become  shareholders  of
          TDMT as a result of the transfer of assets that is the subject of this
          Plan.

     (f)  TVF agrees to mail to each of its  shareholders  of record entitled to vote at the meeting of its  shareholders  at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice  thereof,  a combined  Prospectus  and Proxy  Statement that complies in all material  respects with the  applicable  provisions of
          Section 14(a) of the Securities Exchange Act of 1934, as amended,  and
          Section  20(a)  of the  1940  Act,  and  the  rules  and  regulations, respectively, thereunder.

     (g)  TDMT  will  file with the SEC a  registration  statement  on Form N-14 under the 1933 Act  relating to TDMT Shares  issuable  hereunder  (the
          "TDMT N-14 Registration Statement"),  and will use its best efforts to provide that the TDMT N-14 Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the TDMT
          N-14  Registration  Statement will (i) comply in all material respects with the  applicable  provisions  of the 1933  Act,  and the rules and regulations  promulgated  thereunder;  and (ii) not contain any untrue statement of material  fact or omit to state a material  fact required to be stated therein or necessary to make the  statements  therein not misleading.  At the time the TDMT N-14 Registration  Statement becomes effective, at the time of TVF's shareholders' meeting to consider this
          Plan,  and at the  Closing  Date,  the  Prospectus  and  Statement  of
          Additional   Information   included  in  the  TDMT  N-14  Registration
          Statement will not contain any untrue  statement of a material fact or omit to  state a  material  fact  necessary  to  make  the  statements therein, in the light of the circumstances under which they were made, not misleading.

     (h)  TVF and TDMT each agrees that, before the Closing,  it will deliver to the other party a copy of the resolutions, adopted and approved by the appropriate  action of its Board,  certified by its President,  a Vice
          President  or an  equivalent  officer  of TVF or  TDMT,  respectively, approving the  imposition by TDMT of a 2% redemption fee on those TDMT
          Shares issued as part of the  Reorganization  pursuant to this Plan to
          TVF shareholders in exchange for their TVF Shares that are redeemed or exchanged out of TDMT within six (6) months after the Closing Date.

                                      A-7

8.   Conditions Precedent to be Fulfilled by TVF and TDMT.

     The  consummation  of this Plan hereunder shall be subject to the following respective conditions:

     (a)  That:  (i) all the  representations  and warranties of the other party contained  herein shall be true and correct as of the Closing with the same  effect as  though  made as of and at such  date;  (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing;  and (iii) the other party shall have delivered to such party a certificate signed by its President,  a
          Vice President or an equivalent officer to the foregoing effect.

     (b)  That each party shall have  delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the TVF Board or TDMT Board,  as  appropriate,  certified by its  President,  a Vice  President or an equivalent  officer of TVF or
          TDMT, respectively.

     (c)  That the SEC shall not have issued an  unfavorable  management  report under  Section  25(b) of the 1940 Act or  instituted  or threatened to institute any proceeding  seeking to enjoin  consummation  of the Plan under  Section 25(c) of the 1940 Act.  And,  further,  no other legal, administrative  or other  proceeding  shall  have been  instituted  or threatened  that would  materially  affect the financial  condition of either party or would prohibit the transactions contemplated hereby.

     (d)  That this Plan and the Reorganization  contemplated  hereby shall have
          been   adopted  and  approved  by  the   appropriate   action  of  the
          shareholders of TVF at an annual or special meeting or any adjournment thereof.

     (e)  That a distribution or distributions  shall have been declared for TVF
          prior  to  the  Closing   Date  that,   together   with  all  previous
          distributions,   shall  have  the  effect  of   distributing   to  its
          shareholders  (i) all of its  ordinary  income and all of its  capital gain net  income,  if any,  for the period  from the close of its last fiscal year to 4:00 p.m.  Eastern time on the Closing  Date;  and (ii)
          any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution.  Capital gain net income has the meaning given such term by Section  1222(a) of the Code.

     (f)  That there shall be  delivered to TVF and TDMT an opinion from Messrs.
          Stradley, Ronon, Stevens & Young, LLP, counsel to TVF and TDMT, to the effect that,  provided the acquisition  contemplated hereby is carried out in accordance with this Plan and the laws of the State of Maryland and the Commonwealth of Massachusetts,  and based upon certificates of the officers of TVF and TDMT with regard to matters of fact:

          (1)  The acquisition by TDMT of substantially all the assets of TVF as provided for herein in exchange  for TDMT Shares  followed by the distribution  by  TVF to  its  shareholders  of  TDMT  Shares  in complete  liquidation  of TVF will  qualify  as a  reorganization within the meaning of Section  368(a)(1) of the Code, and TVF and
               TDMT  will  each be a "party to the  reorganization"  within  the meaning of Section 368(b) of the Code;

                                      A-8

          (2)  No gain or loss will be  recognized  by TVF upon the  transfer of substantially  all of its assets to TDMT in  exchange  solely for voting shares of TDMT (Sections 361(a) and 357(a) of the Code);

          (3)  No gain or loss will be  recognized  by TDMT upon the  receipt of substantially  all of the  assets of TVF in  exchange  solely for voting shares of TDMT (Section 1032(a) of the Code);

          (4)  No gain or loss will be recognized  by TVF upon the  distribution of TDMT  Shares to its  shareholders  in  liquidation  of TVF (in pursuance of the Plan) (Section 361(c)(1) of the Code);

          (5)  The basis of the assets of TVF  received by TDMT will be the same as the  basis  of such  assets  to TVF  immediately  prior to the reorganization (Section 362(b) of the Code);

          (6)  The  holding  period of the assets of TVF  received  by TDMT will include  the period  during  which such  assets  were held by TVF
               (Section 1223(2) of the Code);

          (7)  No gain or loss will be  recognized  to the  shareholders  of TVF upon the  exchange  of their  shares in TVF for voting  shares of
               TDMT,  including  fractional shares to which they may be entitled
               (Section 354(a) of the Code);

          (8)  The basis of TDMT  Shares  received  by the  shareholders  of TVF shall  be the  same  as the  basis  of the TVF  Shares  exchanged therefore (Section 358(a)(1) of the Code);

          (9)  The holding period of TDMT Shares received by shareholders of TVF
               (including  fractional shares to which they may be entitled) will include  the  holding  period of the TVF  Shares  surrendered  in exchange  therefore,  provided that the TVF Shares were held as a capital  asset on the  effective  date of the  exchange  (Section
               1223(1) of the Code); and

          (10) TDMT will  succeed to and take into account as of the date of the transfer (as defined in Section  1.381(b)-1(b) of the regulations issued by the United States  Treasury  ("Treasury  Regulations"))
               the items of TVF described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382,
               383 and 384 of the Code and the Treasury Regulations.

     (g)  That there shall be delivered to TDMT an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to TVF,  to the effect  that,  subject in all  respects to the
          effects  of  bankruptcy,   insolvency,   reorganization,   moratorium,
          fraudulent  conveyance  and  other  laws  now or  hereafter  affecting generally the enforcement of creditors' rights:

                                      A-9

          (1)  TVF is a corporation  incorporated under the laws of the State of
               Maryland on July 19, 1994, and is a validly existing  corporation and in good standing under the laws of that state;

          (2)  TVF is  authorized  to issue one  hundred  million  (100,000,000)
               shares of common stock,  par value $0.01 per share. TVF currently issues  shares  of one (1) class  and it has not  designated  any series of  shares.  Assuming  that the  initial  shares of common stock of TVF were issued in accordance  with the 1940 Act and the
               TVF Corporate Documents, and that all other outstanding shares of
               TVF were sold,  issued and paid for in compliance in all material respects with  applicable  registration  requirements of the 1933
               Act, each such outstanding  share is fully paid,  non-assessable, freely transferable and has full voting rights in accordance with the terms of the TVF Corporate Documents;

          (3)  TVF is a  closed-end  non-diversified  investment  company of the management type registered as such under the 1940 Act;

          (4)  Except as disclosed in the TVF Disclosure Documents, such counsel
               does  not  know  of  any  material  suit,   action  or  legal  or
               administrative  proceeding pending or threatened against TVF, the unfavorable  outcome  of which  would  materially  and  adversely affect TVF;

          (5)  All  corporate  actions  required to be taken by TVF to authorize this Plan and to effect the  Reorganization  contemplated  hereby have been duly authorized by all necessary  action on the part of
               TVF; and

          (6)  The  execution,  delivery or performance of this Plan by TVF will not violate any provision of the TVF Corporate Documents,  or the provisions  of any  agreement or other  instrument  known to such counsel  to which  TVF is a party or by  which  TVF is  otherwise bound;  this Plan is the legal,  valid and binding  obligation of
               TVF and is enforceable against TVF in accordance with its terms.

     In giving the opinions  set forth above,  this counsel may state that it is relying on  certificates  of the officers of TVF with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of TVF.

     (h)  That there shall be delivered to TVF an opinion in form and  substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to TDMT,  to the effect  that,  subject in all respects to the
          effects  of  bankruptcy,   insolvency,   reorganization,   moratorium,
          fraudulent  conveyance  and  other  laws  now or  hereafter  affecting generally the enforcement of creditors' rights:

                                      A-10

          (1)  TDMT  is  a  business   trust   formed  under  the  laws  of  the
               Commonwealth of  Massachusetts on August 9, 1991 and is a validly existing  business  trust and in good standing  under the laws of that Commonwealth;

          (2)  TDMT is  authorized  to issue an  unlimited  number  of shares of beneficial  interest,  par value $0.01 per share. TDMT is further divided into five classes of shares of which TDMT - Advisor Class
               Shares is one,  and an unlimited  number of shares of  beneficial interest,  par value  $0.01 per  share,  has been  allocated  and designated to TDMT Shares.  Assuming that the initial TDMT Shares of beneficial  interest were issued in accordance in all material respects with the 1940 Act and the TDMT Trust Documents, and that all other  outstanding  shares of TDMT were sold, issued and paid for in  accordance  in all  material  respects  with the terms of
               TDMT's  prospectus in effect at the time of such sales, each such
               outstanding   share  is  fully   paid,   non-assessable,   freely
               transferable  and has full voting rights in  accordance  with the terms of the TDMT Trust Documents;

          (3)  TDMT  is  an  open-end  diversified  investment  company  of  the management type registered as such under the 1940 Act;

          (4)  Except as disclosed  in TDMT's  currently  effective  prospectus, such counsel does not know of any material suit,  action or legal or administrative  proceeding pending or threatened against TDMT, the unfavorable  outcome of which would  materially and adversely affect TDMT;

          (5)  TDMT Shares to be issued  pursuant to the terms of this Plan have been duly  authorized  and, when issued and delivered as provided in this Plan,  will have been  validly  issued and fully paid and will be non-assessable by TDMT;

          (6)  All trust actions  required to be taken by TDMT to authorize this
               Plan and to effect the  Reorganization  contemplated  hereby have been duly authorized by all necessary action on the part of TDMT;

          (7)  The execution,  delivery or performance of this Plan by TDMT will not violate any  provision  of the TDMT Trust  Documents,  or the provisions  of any  agreement or other  instrument  known to such counsel to which  TDMT is a party or by which  TDMT is  otherwise bound;  this Plan is the legal,  valid and binding  obligation of
               TDMT  and is  enforceable  against  TDMT in  accordance  with its terms; and

                                      A-11

          (8)  The TDMT N-14  Registration  Statement  has been  declared or, by operation of rule, has become  effective under the 1933 Act, and, to the best knowledge of such counsel,  no stop order  suspending the effectiveness of such Registration Statement has been issued, and no proceedings  for such purpose have been  instituted or are pending  before or  threatened by the SEC under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that,  at the time the TDMT N-14  Registration  Statement  became effective, or at the Closing, such Registration Statement (except for the financial  statements and other financial and statistical data  included  therein,  as to which counsel need not express an opinion),  contained  any untrue  statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government  proceedings  required to be described in the TDMT N-14 Registration  Statement,  or of any
               contract or document of a character  required to be  described in the TDMT N-14  Registration  Statement  that is not  described as required.

     In giving the opinions  set forth above,  this counsel may state that it is relying on  certificates of the officers of TDMT with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of TDMT.

     (i)  That TVF shall have  received a  certificate  from the  President or a
          Vice President of TDMT to the effect that the statements  contained in the TDMT  N-14  Registration  Statement,  at the  time  the TDMT  N-14
          Registration Statement became effective, at the date of the signing of this Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated
          therein or necessary to make the statements therein not misleading.

     (j)  That the TDMT N-14 Registration  Statement with respect to TDMT Shares to be delivered to TVF's  shareholders  in  accordance  with this Plan shall  have  become  effective,  and  no  stop  order  suspending  the effectiveness of the TDMT N-14 Registration Statement or any amendment or  supplement  thereto,  shall have been issued  prior to the Closing
          Date or shall be in  effect at  Closing,  and no  proceedings  for the issuance of such an order shall be pending or threatened on that date.

     (k)  That TDMT Shares to be delivered  hereunder shall be eligible for sale with each state  commission or agency with which such  eligibility  is required in order to permit TDMT Shares  lawfully to be  delivered  to each holder of TVF Shares.

     (l)  That, at the Closing,  there shall be transferred  to TDMT,  aggregate
          Net Assets of TVF  comprising at least 90% in fair market value of the total net assets and 70% of the fair  market  value of the total gross assets recorded on the books of TVF on the Closing Date.

     (m)  That there be delivered to TDMT  information  concerning the tax basis
          of  TVF  in  all  securities   transferred  to  TDMT,   together  with
          shareholder  information  including the names,  addresses and taxpayer identification  numbers of the  shareholders  of TVF as of the Closing
          Date,  the number of shares  held by each  shareholder,  the  dividend reinvestment elections applicable to each shareholder,  and the backup withholding and nonresident alien withholding certifications,  notices or records on file with TVF with respect to each shareholder.

                                      A-12

     (n)  That all consents of other parties, and all other consents, orders and permits of federal,  state and local regulatory authorities (including those  of the  SEC  and of  state  Blue  Sky  securities  authorities, including any necessary "no-action" positions or exemptive orders from such federal and state  authorities),  required to permit consummation of the  Reorganization  contemplated  hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not  involve a risk of a  material  adverse  effect  on the  assets or properties of TVF or TDMT.

9.   Brokerage Fees and Expenses.

(a)  TVF and TDMT each  represents  and  warrants to the other that there are no broker or finders' fees payable by it in connection  with the  transactions provided for herein.

(b)  The expenses of entering into and carrying out the  provisions of this Plan shall be  borne  one-fourth  by TDMT,  one-fourth  by TVF and  one-half  by
     Templeton Asset Management Ltd.

10.  Termination; Postponement; Waiver; Order.

     (a)  Anything contained in this Plan to the contrary notwithstanding,  this
          Plan may be terminated  and the  Reorganization  abandoned at any time
          (whether before or after approval  thereof by the shareholders of TVF)
          prior to the Closing, or the Closing may be postponed as follows:

          (1)  by mutual consent of TVF and TDMT;

          (2)  by TDMT if any condition of its  obligations set forth in Section
               8 has not been fulfilled or waived; or

          (3)  by TVF if any condition of its obligations set forth in Section 8 has not been fulfilled or waived.

     An  election  by TVF or TDMT to  terminate  this  Plan and to  abandon  the
Reorganization  shall  be  exercised  by  the  TVF  Board  or  the  TDMT  Board, respectively.

     (b)  If  the   transactions   contemplated  by  this  Plan  have  not  been
          consummated  by  _________  __,  2002,  the Plan  shall  automatically terminate  on that date,  unless a later date is agreed to by both the
          TVF Board and the TDMT Board.

     (c)  In the event of  termination  of this Plan pursuant to the  provisions hereof,  the Plan shall  become void and have no further  effect,  and neither  TVF nor TDMT,  nor their  trustees,  directors,  officers  or agents or the  shareholders of TVF or TDMT shall have any liability in respect of this Plan.

                                      A-13

     (d)  At any time prior to the Closing,  any of the terms or  conditions  of this Plan may be waived by the party who is  entitled  to the  benefit thereof by action  taken by the TDMT  Board or TVF Board,  as the case may be, if, in the judgment of such Board,  such action or waiver will not have a material adverse effect on the benefits intended under this
          Plan to its shareholders, on behalf of whom such action is taken.

     (e)  The respective  representations and warranties contained in Sections 4
          through  6  hereof  shall  expire  with  and  be   terminated  by  the
          Reorganization,  and neither TVF nor TDMT, nor any of their  officers, trustees,  directors,  agents or shareholders shall have any liability with respect to such  representations or warranties after the Closing.
          This provision shall not protect any officer, trustee, director, agent or  shareholder of TVF or TDMT against any liability to the entity for which that officer, trustee, director, agent or shareholder so acts or to its shareholders to which that officer, trustee, director, agent or
          shareholder   would   otherwise   be  subject  by  reason  of  willful
          misfeasance,  bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f)  If any order or orders of the SEC with  respect  to this Plan shall be issued prior to the Closing and shall  impose any terms or  conditions that are  determined  by action of the TVF Board and the TDMT Board to be acceptable, such terms and conditions shall be binding as if a part of this Plan without  further vote or approval of the  shareholders of
          TVF, unless such terms and conditions  shall result in a change in the method of  computing  the number of TDMT Shares to be issued to TVF in which event, unless such terms and conditions shall have been included in the proxy  solicitation  material  furnished to the shareholders of
          TVF prior to the  meeting at which the  transactions  contemplated  by this Plan shall have been approved, this Plan shall not be consummated and shall  terminate  unless TVF shall promptly call a special meeting of its  shareholders  at which such  conditions  so  imposed  shall be submitted for approval.

11.  Entire Agreement and Amendments.

     This Plan embodies the entire  agreement  between the parties and there are no  agreements,  understandings,  restrictions  or  warranties  relating  to the transactions  contemplated  by this Plan other  than  those set forth  herein or herein  provided  for.  This Plan may be amended  only by mutual  consent of the parties in writing.  Neither this Plan nor any  interest  herein may be assigned without the prior written consent of the other party.

12.   Counterparts.

     This Plan may be  executed  in any  number of  counterparts,  each of which shall be deemed to be an  original,  but all such  counterparts  together  shall constitute but one instrument.

                                      A-14

13.  Notices.

     (a)  Any notice, report or demand required or permitted by any provision of this Plan shall be in  writing  and shall be deemed to have been given to TVF if delivered or mailed, first class postage prepaid,  addressed to  Templeton  Vietnam  and  Southeast  Asia Fund,  Inc.,  at 500 East
          Broward  Boulevard,   Fort  Lauderdale,   Florida  33394,   Attention:
          Secretary.

     (b)  Any notice, report or demand required or permitted by any provision of this Plan shall be in  writing  and shall be deemed to have been given to TDMT if delivered or mailed, first class postage prepaid, addressed to Templeton  Developing Markets Trust, at 500 East Broward Boulevard,
          Fort Lauderdale, Florida 33394, Attention: Secretary.

14.   Governing Law.

     This Plan shall be governed by and carried out in accordance  with the laws of the State of Maryland.

     IN WITNESS WHEREOF,  TVF and TDMT have each caused this Plan to be executed on its  behalf  by its  duly  authorized  officers,  all as of the date and year first-above written.

                                    TEMPLETON VIETNAM AND SOUTHEAST
                                    ASIA FUND, INC.

Attest:                             By:

      Name:                              Name:
      Title:                             Title:

                                    TEMPLETON DEVELOPING MARKETS
                                    TRUST

Attest:                             By:

      Name:                              Name:
      Title:                             Title:

                                      A-15

                                   EXHIBIT B

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                A Comparison of:

                 The Law Governing Delaware Business Trusts and
     The Charter Documents of Templeton Developing Markets Trust, a Delaware
                         Business Trust, Under Such Law,
               The Law Governing Massachusetts Business Trusts and
  The Charter Documents of Templeton Developing Markets Trust, a Massachusetts
                         Business Trust, Under Such Law,
                                       And
                   The Law Governing Maryland Corporations and
   The Charter Documents of Templeton Vietnam and Southeast Asia Fund, Inc., a
                      Maryland Corporation, Under Such Law

              Delaware Business Trust     Massachusetts Business Trust  Maryland Corporation
              -----------------------     ----------------------------  --------------------

Governing     A Delaware statutory         A Massachusetts business     A Maryland corporation is
Documents/    business trust (a "DBT") is  trust (an "MBT") is created  created by filing articles
Governing     formed by a governing        by filing a declaration of   of incorporation with the
Body          instrument and the filing    trust with the Secretary of  Maryland State Department
              of a certificate of trust    State of Massachusetts and   of Assessments and Taxation
              with the Delaware Secretary  with the clerk of every      ("MSDAT"). The Maryland law
              of State ("Secretary of      city or town in              governing corporations is
              State"). The Delaware law    Massachusetts where the      referred to in this
              governing a DBT is referred  trust has a usual place of   analysis as "Maryland Code."
              to in this analysis as the   business.
              "Delaware Act."

              A DBT is an unincorporated   An MBT is an unincorporated  A corporation is
              association organized under  association organized under  incorporated under the
              the Delaware Act whose       the Massachusetts statute    Maryland Code. A
              operations are governed by   governing business trusts    corporation's operations
              its governing instrument     (the "Massachusetts          are governed by its charter
              (which may consist of one    Statute") and is considered  and by-laws, and its
              or more instruments). Its    to be a hybrid, having       business and affairs are
              business and affairs are     characteristics of both      managed by or under the
              managed by or under the      corporations and common law  direction of a board of
              direction of one or more     trusts.  An MBT's            directors (the "board" or
              trustees.                    operations are governed by   "board of directors" or
                                           a trust instrument and       collectively, the
                                           by-laws.  The business and   "directors"). No public
                                           affairs of an MBT are        filing of the by-laws is
                                           managed by or under the      required.
                                           direction of a board of
                                           trustees.

              As described in this chart,  MBTs are also granted a      To the extent that a
              DBTs are granted a           significant amount of        Maryland corporation's
              significant amount of        organizational and           charter does not contain
              organizational and           operational flexibility.     certain provisions, the
              operational flexibility.     The Massachusetts Statute    Maryland Code makes
              Delaware law makes it easy   is silent on most of the     provision for such
              to obtain needed             salient features of MBTs,    matters.  The Maryland Code
              shareholder approvals, and   thereby allowing the         also imposes certain
              also permits management of   trustees of the MBT to       minimum requirements on
              a DBT to take various        freely structure the MBT.    Maryland corporations, such
              actions without being        The Massachusetts Statute    as minimum stockholder
              required to make state       does not specify what        voting requirements on
              filings or obtain            information must be          certain fundamental matters
              shareholder approval.        contained in the             and requirements for the
                                           declaration of trust, nor    content and execution of
                                           does it require a            the charter and for
                                           registered officer or agent  amending the charter.
                                           for service of process.

                                                    B-1

              The governing instrument     The governing instrument     Templeton Vietnam and
              for the DBT, Templeton       for the MBT, Templeton       Southeast Asia Fund, Inc.,
              Developing Markets Trust     Developing Markets Trust     a Maryland corporation, is
              (the "Delaware Business      ("Developing Markets         referred to in this
              Trust"), is comprised of an  Trust"), is comprised of an  analysis as "Vietnam SEA
              agreement and declaration    Amended and Restated         Fund." Vietnam SEA Fund is
              of trust ("Declaration")     Declaration of Trust ("MA    governed by its charter
              and by-laws ("By-Laws").     Declaration") and by-laws    ("Charter") and by-laws
              The Delaware Business        ("MA By-Laws"). The          ("MD By-Laws") and Vietnam
              Trust's governing body is a  Developing Markets Trust's   SEA Fund's governing body
              board of trustees (the       governing body is a board    is a board of directors.
              "board" or "board of         of trustees (the "board" or
              trustees" or collectively,   "board of trustees" or
              the "trustees").             collectively, the
                                           "trustees").

              Each trustee of the          Each trustee of Developing   The board of directors of
              Delaware Business Trust      Markets Trust shall hold     Vietnam SEA Fund is divided
              shall hold office for the    office for the lifetime of   into three classes, each
              lifetime of the Delaware     Developing Markets Trust     class having a term of
              Business Trust or, if        or, if earlier, until the    three years.  At the annual
              earlier, until the next      next meeting of              meeting of stockholders in
              meeting of shareholders      shareholders called for the  each year, the term of one
              called for the purpose of    purpose of electing          class shall expire and the
              electing trustees or         trustees or consent of       directors chosen to succeed
              consent of shareholders in   shareholders in lieu         those whose terms are
              lieu thereof for the         thereof for the election of  expiring shall be of the
              election of trustees and     trustees and until the       same class, and shall be
              until the election and       election and qualification   elected for a term expiring
              qualification of his or her  of his or her successor.     at the third succeeding
              successor.                                                annual meeting of
                                                                        stockholders, or thereafter
                                                                        in each case when their
                                                                        respective successors are
                                                                        elected and qualified.  The
                                                                        number of directorships are
                                                                        apportioned among the
                                                                        classes so as to maintain
                                                                        the classes as nearly equal
                                                                        in number as possible.

Ownership     Under the Delaware Act, the  Under the Massachusetts      Equity securities of a
Shares or     ownership interests in a     Statute, the ownership       corporation are generally
Interests     DBT are denominated as       interests in an MBT are      denominated as shares of
              "beneficial interests" and   denominated as "beneficial   stock. Record owners of
              are held by "beneficial      interests" and are held by   shares of stock are
              owners." However, there is   "beneficial owners."         stockholders. Generally,
              flexibility as to how a      However, there is            equity securities that have
              governing instrument refers  flexibility as to how a      voting rights and are
              to "beneficial interests"    governing instrument refers  entitled to the residual
              and "beneficial owners" and  to "beneficial interests"    assets of the corporation,
              the governing instrument     and "beneficial owners" and  after payment of
              may identify "beneficial     the governing instrument     liabilities, are referred
              interests" and "beneficial   may identify "beneficial     to as "common stock."
              owners" as "shares" and      interests" and "beneficial
              "shareholders,"              owners" as "shares" and
              respectively.                "shareholders,"
                                           respectively.

                                                    B-2

              The Delaware Business        The Developing Markets       Vietnam SEA Fund's equity
              Trust's beneficial           Trust's units of beneficial  securities are shares of
              interests, without par       interests, par value $0.01   common stock, par value
              value, are designated as     per unit, are designated as  $0.01 per share, and the
              "shares" and its beneficial  "shares" and its beneficial  owners of such stock are
              owners are designated as     owners are designated as     "stockholders."
              "shareholders." This         "shareholders." This
              analysis will use the        analysis will use the
              "share" and "shareholder"    "share" and "shareholder"
              terminology.                 terminology.

Series and    Under the Delaware Act, the  The Massachusetts Statute    The Maryland Code permits a
Classes       governing instrument may     permits an MBT to issue one  corporation to issue one or
              provide for classes, groups  or more series or classes    more series and classes of
              or series of shares,         of beneficial interest.      stock.  If the stock is to
              shareholders or trustees,    The Massachusetts Statute    be divided into series or
              having such relative         is largely silent as to any  classes, the charter must
              rights, powers and duties    requirements for the         describe each series and
              as set forth in the          creation of such series or   class, including any
              governing instrument.  Such  classes, although the trust  preferences, conversion or
              series, classes or groups    documents creating an MBT    other rights, voting
              may be described in the      may provide methods or       powers, restrictions,
              DBT's governing instrument   authority to create such     limitations as to
              or in resolutions adopted    series or classes without    dividends, qualifications
              by its trustees.  No state   seeking shareholder          and terms or conditions of
              filing is necessary and,     approval.                    redemption among such
              unless required by the                                    classes and series.  To
              governing instrument,                                     change the terms of an
              shareholder approval is not                               existing series or class or
              needed.                                                   create a new series or
                                                                        class, the charter must be
                                                                        amended.  Generally,
                                                                        amendments to the charter
                                                                        must receive board and
                                                                        stockholder approval.

                                                                        Under the Maryland Code,
                                                                        the charter may also
                                                                        authorize the board to
                                                                        classify or reclassify any
                                                                        unissued stock from time to
                                                                        time, without stockholder
                                                                        approval, by setting or
                                                                        changing the preferences,
                                                                        conversion or other rights,
                                                                        voting powers,
                                                                        restrictions, limitations
                                                                        as to dividends,
                                                                        qualifications, or terms
                                                                        and conditions of
                                                                        redemption, by filing
                                                                        articles supplementary to
                                                                        the charter with the MSDAT.

                                                    B-3

              The Declaration authorizes   The MA Declaration           The Charter does not
              the board of trustees to     authorizes an unlimited      classify or authorize the
              divide the Delaware          number of shares, which may  board to classify Vietnam
              Business Trust's shares      be further divided into      SEA Fund's stock.
              into separate and distinct   separate series or
              series and to divide a       classes.
              series into separate
              classes of shares as
              permitted by the Delaware
              Act.  Such series and
              classes will have the
              rights, powers and duties
              set forth in the
              Declaration unless
              otherwise provided in the
              resolution of the board
              establishing such series or
              class.

Amendments    The Delaware Act provides    The Massachusetts Statute    Under the Maryland Code,
to Governing  broad flexibility as to the  provides broad flexibility   amendments to the charter
Documents     manner of amending and/or    as to the manner of          must generally be approved
              restating the governing      amending and/or restating    by the board and by the
              instrument of a DBT.         the governing instrument of  affirmative vote of
              Amendments to the            an MBT.  The Massachusetts   two-thirds of all votes
              Declaration that do not      Statute provides that the    entitled to be cast (unless
              change the information in    trustees shall, within       the charter permits
              the DBT's certificate of     thirty (30) days after the   amendment by a higher or
              trust are not required to    adoption of any amendment    lesser proportion of the
              be filed with the Secretary  to the declaration of        voting stock, but not less
              of State.                    trust, file a copy with the  than a majority of the
                                           Secretary of State of        shares outstanding).
                                           Massachusetts and with the
                                           clerk of every city or town
                                           in Massachusetts where the
                                           trust has a usual place of
                                           business.

              Declaration of Trust         Declaration of Trust         Charter
              --------------------         --------------------         -------
              The Declaration may be       The MA Declaration may be    The Charter provides that
              restated and/or amended at   amended by a vote of the     the Charter may be altered,
              any time by a written        holders of a majority of     repealed, or added to upon
              instrument signed by         the shares outstanding and   the vote of holders of a
              a majority of the board of   entitled to vote or by an    majority of the shares
              trustees and, if required    instrument in writing,       outstanding and entitled to
              by the Declaration, the      without a meeting, signed    vote thereon, except that
              Investment Company Act of    by a majority of the         amendment or repeal of
              1940, as amended (the "1940  trustees and consented to    provisions pertaining to
              Act"), or any securities     by the holders of a          the number of directors,
              exchange on which            majority of the shares       removal of directors,
              outstanding shares are       outstanding and entitled to  directors' liability,
              listed for trading, by       vote.                        indemnification,
              approval of such amendment                                reorganizations,
              by the shareholders, by the  The trustees may amend the   dissolution or conversion
              affirmative "vote of a       MA Declaration in their      to an open-end company, and
              majority of the outstanding  sole discretion, without     amendments to the Charter
              voting securities" (as       the need for shareholder     require the affirmative
              defined in the 1940 Act) of  action, to add, delete, or   vote of the holders of at
              the Delaware Business Trust  modify any provisions        least 66 2/3% of the
              entitled to vote at a        relating to the shares of    outstanding shares entitled
              shareholders' meeting at     Developing Markets Trust if  to vote, unless such action
              which a quorum is present,   the trustees determine that  has previously been
              subject to Article III,      such action is "consistent   approved by the affirmative
              Section 6 of the             with the fair and equitable  vote of two-thirds of the
              Declaration relating to      treatment of all             board of directors.  Upon
              voting by series and         [s]hareholders or [Sic]      such a two-thirds vote by
              classes.                     that shareholder approval    the board of directors,
                                           is not otherwise required    such provisions may be
                                           by applicable law,"          amended upon the vote of
                                           including, but not limited   holders of a majority of
                                           to:  (1) creating one or     the shares outstanding and
                                           more series of shares with   entitled to vote thereon
                                           such rights and preferences  (the general vote needed to
                                           as the trustees determine    amend the other provisions
                                           and reclassifying            of the Charter.)
                                           outstanding shares as
                                           shares of particular
                                           series; (2) amending the
                                           series designation section
                                           of the MA Declaration; (3)
                                           changing eligibility
                                           requirements for investment
                                           in shares of any series; or
                                           (4) changing the method of
                                           allocating dividends among
                                           various series.

                                                    B-4

                                           The trustees may also amend
                                           the MA Declaration without
                                           the vote or consent of
                                           shareholders to change the
                                           name of Developing Markets
                                           Trust, to supply any
                                           omission, to cure, correct
                                           or supplement any
                                           ambiguous, defective or
                                           inconsistent provision
                                           hereof, or if they deem it
                                           necessary to conform the MA
                                           Declaration to the
                                           requirements of applicable
                                           federal laws or regulations.

                                           See Shareholder Vote on
                                           Certain Transactions for the
                                           shareholder vote required
                                           to make certain
                                           amendments to the MA
                                           Declaration.

              By-Laws                      By-Laws                      By-Laws
              -------                      -------                      -------
              The By-Laws may be amended,  The MA By-Laws may be        Under the Maryland Code,
              restated or repealed or new  amended, added to or         after the organizational
              By-Laws may be adopted by    repealed by a majority of    meeting, the power to
              the affirmative vote of a    the outstanding shares       adopt, alter or repeal the
              majority of the outstanding  entitled to vote, or by the  by-laws is vested in the
              shares entitled to vote.     board of trustees, but the   stockholders, except to the
              The By-Laws may also be      board of trustees may not    extent that the charter or
              amended, restated or         take such action, if such    by-laws vest such power in
              repealed or new By-Laws may  action requires, under       the board.
              be adopted by the board of   applicable law, the MA
              trustees, by the vote of a   Declaration or the MA        The MD By-Laws may be
              majority of the trustees     By-Laws, a vote of the       adopted, amended or
              present at a meeting at      shareholders.                repealed by "vote of the
              which a quorum is present.                                holders of a majority of
                                                                        [Vietnam SEA Fund's] stock"
                                                                        (as defined in the 1940
              Certificate of Trust                                      Act); except that
              --------------------                                      provisions in the MD
              Pursuant to the                                           By-Laws regarding
              Declaration, amendments                                   increasing/decreasing the
              and/or restatements of the                                number of directors and
              certificate of trust shall                                removal of directors may be
              be made at any time by the                                amended only by the vote of
              board of trustees, without                                the holders of 75% of the
              approval of the                                           common stock, unless
              shareholders, to correct                                  approved by the affirmative
              any inaccuracy contained                                  vote of two-thirds of the
              therein. Any such                                         total number of directors
              amendments/restatements of                                fixed in accordance with
              the certificate of trust                                  the MD By-Laws, in which
              must be executed by at                                    case the affirmative vote
              least one (1) trustee and                                 of a majority of the
              filed with the Secretary of                               outstanding shares is
              State in order to become                                  required. Directors may
              effective.                                                adopt, amend or repeal the
                                                                        MD By-Laws (not
                                                                        inconsistent with any MD
                                                                        By-Law adopted, amended or
                                                                        repealed by stockholders)
                                                                        by majority vote of all of
                                                                        the directors in office,
                                                                        subject to applicable law.

                                                    B-5

Preemptive    Under the Delaware Act, a    Under the Massachusetts      Under the Maryland Code, a
Rights and    governing instrument may     Statute, a governing         stockholder does not have
Redemption    contain any provision        instrument may contain any   preemptive rights unless
of Shares     relating to the rights,      provision relating to the    the charter expressly
              duties and obligations of    rights, duties and           grants such rights.
              the shareholders.            obligations of the
                                           shareholders.

              The Declaration provides     The MA Declaration provides  The Charter and MD By-Laws
              that no shareholder shall    that no shareholder shall    do not provide stockholders
              have the preemptive or       have any preference,         with the preemptive right
              other right to subscribe     appraisal, conversion or     to subscribe to additional
              for new or additional        exchange rights or any       issues of stock or other
              shares or other securities   preemptive or other right    securities of Vietnam SEA
              issued by the Delaware       to subscribe for new or      Fund.
              Business Trust or any        additional shares or other
              series thereof.              securities issued by
                                           Developing Markets Trust or
                                           any series thereof.

              Unless otherwise provided    All shares are redeemable    Stockholders of Vietnam SEA
              in the Delaware Business     at net asset value per       Fund do not have redemption
              Trust's prospectus relating  share at the request of the  rights.
              to the outstanding shares,   shareholder, under the
              as such prospectus may be    terms specified in
              amended from time to time,   Developing Markets Trust's
              the Delaware Business Trust  then effective prospectus
              shall purchase the           or registration statement.
              outstanding shares offered
              by any shareholder for
              redemption upon such
              shareholder's compliance
              with the procedures set
              forth in the Declaration
              and/or such other
              procedures as the board may
              authorize.

                                                    B-6

              The Delaware Business Trust  Payment for such shares may
              shall pay the net asset      be made in cash or in
              value for such outstanding   property of the relevant
              shares, in accordance with   series as specified in
              the Declaration, the         Developing Markets Trust's
              By-Laws, the 1940 Act and    then effective prospectus
              other applicable law.  The   or registration statement.
              Delaware Business Trust's    The Developing Markets
              payments for such            Trust may repurchase shares
              outstanding shares shall be  by agreement with the owner
              made in cash, but may, at    and has the right at any
              the option of the board of   time to redeem shares of
              trustees or an authorized    any shareholder pursuant to
              officer, be made in kind or  applicable law, subject to
              partially in cash and        terms and conditions
              partially in kind.  In       approved by the trustees.
              addition, at the option of   To meet federal tax
              the board of trustees the    requirements, the trustees
              Delaware Business Trust      may, as they deem
              may, from time to time,      equitable, call for
              without the vote of the      redemption by a shareholder
              shareholders, but subject    of any number of shares and
              to the 1940 Act, redeem      refuse to transfer or issue
              outstanding shares or        shares to any person.
              authorize the closing of
              any shareholder account,
              subject to such conditions
              as may be established by
              the board of trustees.

Dissolution   The Delaware Business Trust  Pursuant to the MA           See Voting Rights,
and           shall be dissolved upon the  Declaration the following    Meetings, Notice, Quorum,
Termination   first to occur of the        action requires the          Record Dates and Proxies -
Events        following:                   affirmative vote of the      Stockholder Vote for the
              (i) upon the vote of the     holders of two-thirds of     stockholder vote required
              holders of a majority of     the shares outstanding and   to voluntarily dissolve a
              the outstanding shares of    entitled to vote, a written  corporation under the
              the Delaware Business Trust  consent by such percentage   Maryland Code.
              entitled to vote; (ii) at    of shares or such other
              the discretion of the board  vote established by the      Depending on the grounds
              of trustees at any time      trustees with respect to a   for involuntary
              there are no shares          series of shares, except     dissolution, under the
              outstanding of the Delaware  that if the action is        Maryland Code (i)
              Business Trust; (iii) upon   recommended by the           stockholders entitled to
              the sale, conveyance and     trustees, the affirmative    cast at least 25% of all
              transfer of all of the       vote or written consent of   the votes entitled to be
              assets of the Delaware       a majority of the shares     cast in the election of
              Business Trust to another    outstanding and entitled to  directors; (ii) any
              entity; or  (iv) upon the    vote, or other vote          stockholder entitled to
              occurrence of a dissolution  established by the trustees  vote in the election of
              or termination event         with respect to a series of  directors; or (iii) any
              pursuant to any provision    shares, is sufficient for    stockholder or creditor of
              of the Delaware Act.         termination of Developing    the corporation, may
                                           Markets Trust or any series  petition a court of equity
              A particular series shall    of Developing Markets Trust. to dissolve the corporation.
              be dissolved upon the first
              to occur of the following:                                See Voting Rights,
              (i) upon the vote of the                                  Meetings, Notice, Quorum,
              holders of a majority of                                  Record Dates and Proxies -
              the outstanding shares of                                 Stockholder Vote on Certain
              that series entitled to                                   Transactions for the
              vote; (ii) at the                                         stockholder vote required
              discretion of the board of                                under the Charter to
              trustees at any time there                                voluntarily dissolve
              are no shares outstanding                                 Vietnam SEA Fund.
              of that series; (iii) upon
              any event that causes the
              dissolution of the Delaware
              Business Trust; or (iv)
              upon the occurrence of a
              dissolution or termination
              event pursuant to any
              provision of the Delaware
              Act.

                                                    B-7

              A particular class shall be
              terminated upon the first
              to occur of the following:
              (i) upon the vote of the
              holders of a majority of
              the outstanding shares of
              that class entitled to
              vote; (ii) at the
              discretion of the board of
              trustees at any time there
              are no shares outstanding
              of that class; or (iii)
              upon the dissolution of the
              series of which the class
              is a part.

Liquidation   Under the Delaware Act, a    Under the Massachusetts      Under the Maryland Code, a
upon          DBT that has dissolved       Statute, there are no        corporation that has
Dissolution   shall first pay or make      provisions as to the         voluntarily dissolved shall
              reasonable provision to pay  liquidation of an MBT.       pay, satisfy and discharge
              all known claims and                                      the existing debts and
              obligations, including                                    obligations of the
              those that are contingent,                                corporation, including
              conditional and unmatured,                                necessary expenses of
              and all known claims and                                  liquidation, before
              obligations for which the                                 distributing the remaining
              claimant is unknown. Any                                  assets to the stockholders.
              remaining assets shall be
              distributed to the
              shareholders or as
              otherwise provided in the
              governing instrument.

              Under the Delaware Act, a
              series that has dissolved
              shall first pay or make
              reasonable provision to pay
              all known claims and
              obligations of the series,
              including those that are
              contingent, conditional and
              unmatured, and all known
              claims and obligations of
              the series for which the
              claimant is unknown.  Any
              remaining assets of the
              series shall be distributed
              to the shareholders of such
              series or as otherwise
              provided in the governing
              instrument.

                                                    B-8

              The Declaration provides     The MA Declaration provides
              that any remaining assets    that Developing Markets
              of the dissolved Delaware    Trust, upon dissolution,
              Business Trust and/or each   must first pay or make
              series thereof (or the       provision to pay all
              particular dissolved         liabilities and obtain
              series, as the case may be)  releases, indemnities and
              shall be distributed to the  refunding agreements which
              shareholders of the          the trustees deem necessary
              Delaware Business Trust      for their protection.  Any
              and/or each series thereof   remaining assets shall be
              (or the particular           distributed in cash or in
              dissolved series, as the     kind to the shareholders
              case may be) ratably         according to their
              according to the number of   respective rights.
              outstanding shares of the
              Delaware Business Trust
              and/or such series thereof
              (or the particular
              dissolved series, as the
              case may be) held of record
              by the several shareholders
              on the date for such
              dissolution distribution;
              provided, however, that if
              the outstanding shares of a
              series are divided into
              classes, any remaining
              assets held with respect to
              such series shall be
              distributed to each class
              of such series according to
              the net asset value
              computed for such class and
              within such particular
              class, shall be distributed
              ratably to the shareholders
              of such class according to
              the number of outstanding
              shares of such class held
              of record by the several
              shareholders on the date
              for such dissolution
              distribution.

Voting        Under the Delaware Act, the  There is no provision in     Under the Maryland Code,
Rights,       governing instrument may     the Massachusetts Statute    unless a corporation's
Meetings,     set forth any provision      addressing voting by the     charter provides for a
Notice,       relating to trustee and      shareholders of an MBT.      greater or lesser number of
Quorum,       shareholder voting rights,   The declaration of trust of  votes per share, or limits
Record Dates  including the withholding    an MBT, however, may         or denies voting rights,
and Proxies   of such rights from certain  specify matters on which     each outstanding share of
              trustees or shareholders.    shareholders are entitled    stock is entitled to one
              If voting rights are         to vote.                     vote on each matter
              granted, the governing                                    submitted to a vote at a
              instrument may contain any                                meeting of stockholders. A
              provision relating to                                     corporation may issue
              meetings, notice                                          fractional shares of stock.
              requirements, written
              consents, record dates,
              quorum requirements, voting
              by proxy and any other
              matter pertaining to the
              exercise of voting rights.
              The governing instrument
              may also provide for the
              establishment of record
              dates for allocations and
              distributions by the DBT.

                                                    B-9

              One Vote Per Share           One Vote Per Share           One Vote Per Share
              ------------------           ------------------           ------------------
              Subject to Article III,      The MA Declaration provides  The Charter provides that
              Section 6 of the             that shareholders are        each outstanding share of
              Declaration relating to      entitled to one vote for     stock is entitled to one
              voting by series and         each full share, and each    vote and each outstanding
              classes, the Declaration     fractional share shall be    fractional share of stock
              provides that each           entitled to a proportionate  is entitled to a fractional
              outstanding share is         fractional vote.             vote.
              entitled to one vote and
              each outstanding fractional
              share is entitled to a
              fractional vote.

              Voting by Series             Voting by Series
              ----------------             ----------------
              In addition, the             The MA Declaration provides
              Declaration provides that    that in conjunction with
              all outstanding shares of    the establishment of any
              the Delaware Business Trust  series or class of shares,
              entitled to vote on a        the trustees may establish
              matter shall vote on the     conditions under which the
              matter, separately by        several series or classes
              series and, if applicable,   shall have separate voting
              by class, provided that:     rights or no voting
              (1) where the 1940 Act       rights.  This provisions is
              requires all outstanding     subject to the requirements
              shares of the Delaware       of the 1940 Act where:  (1)
              Business Trust to be voted   shares of Developing
              in the aggregate without     Markets Trust to be voted
              differentiation between the  in the aggregate without
              separate series or classes,  differentiation between the
              then all of the Delaware     separate series or classes,
              Business Trust's             and (2) the matter affects
              outstanding shares shall     only a particular series or
              vote in the aggregate; and   class.
              (2) if any matter affects
              only the interests of some
              but not all series or
              classes, then only the
              shareholders of such
              affected series or classes
              shall be entitled to vote
              on the matter.

              Shareholders' Meetings       Shareholders' Meetings       Stockholders' Meetings
              ----------------------       ----------------------       ----------------------
              The Delaware Act does not    An annual shareholders'      Under the Maryland Code,
              mandate annual               meeting is not required by   every corporation must hold
              shareholders' meetings.      the Massachusetts Statute.   an annual stockholders'
                                                                        meeting to elect directors
                                                                        and transact other
                                                                        business, except that the
                                                                        charter or by-laws of a
                                                                        corporation registered
                                                                        under the 1940 Act may
                                                                        provide that an annual
                                                                        meeting is not required in
                                                                        any year in which the
                                                                        election of directors is
                                                                        not required by the 1940
                                                                        Act. The Maryland Code
                                                                        authorizes, and permits the
                                                                        charter and by-laws to
                                                                        authorize, certain persons
                                                                        to call special meetings of
                                                                        stockholders.

                                                    B-10

              The By-Laws authorize the    An annual shareholders'      The MD By-Laws require
              calling of a shareholders'   meeting is not required      annual meetings for the
              meeting (i) when deemed      either by the MA             election of directors and
              necessary or desirable by    Declaration or the MA        the transaction of other
              the board of trustees; or    By-Laws.                     business. The MD By-Laws
              (ii) to the extent                                        also authorize the calling
              permitted by the 1940 Act,                                of a special meeting,
              by the chairperson of the                                 unless otherwise
              board, or at the request of                               "prescribed" by statute or
              holders of 10% of the                                     the Charter, by the board,
              outstanding shares if such                                upon the written request of
              shareholders pay the                                      a majority of the
              reasonably estimated cost                                 directors, or by the
              of preparing and mailing                                  president, or at the
              the notice thereof, for the                               written request of
              purpose of electing                                       stockholders owning 10% "in
              trustees. However, no                                     amount of the entire
              meeting may be called at                                  capital stock" of Vietnam
              the request of shareholders                               SEA Fund then issued and
              to consider any matter that                               outstanding, if the
              is substantially the same                                 stockholders requesting
              as a matter voted upon at a                               such meeting pay the
              shareholders' meeting held                                reasonably estimated cost
              during the preceding twelve                               of preparing and mailing
              (12) months, unless                                       the notice thereof.
              requested by holders of a                                 However, no special meeting
              majority of all outstanding                               will be called at the
              shares entitled to vote at                                request of stockholders to
              such meeting.                                             consider any matter that is
                                                                        substantially the same as a
                                                                        matter voted upon at a
                                                                        stockholders' special
                                                                        meeting held during the
                                                                        preceding 12 months, unless
                                                                        requested by holders of a
                                                                        majority of all outstanding
                                                                        shares entitled to vote at
                                                                        such meeting.

              Record Dates                 Record Dates                 Record Dates
              ------------                 ------------                 ------------
                                           There is no record date      Under the Maryland Code,
                                           provision in the             unless the by-laws
                                           Massachusetts Statute.       otherwise provide, the
                                                                        board may set a record
                                                                        date, which date must be
                                                                        set within the parameters
                                                                        outlined by the Maryland
                                                                        Code, for determining
                                                                        stockholders entitled to
                                                                        notice of a meeting, vote
                                                                        at a meeting, receive
                                                                        dividends or be allotted
                                                                        other rights.  If a
                                                                        stockholders' meeting is
                                                                        adjourned to a date more
                                                                        than 120 days after the
                                                                        original record date, a new
                                                                        record date must be
                                                                        established.

                                                    B-11

              In order to determine the    The MA By-Laws permit the    In order to determine the
              shareholders entitled to     trustees from time to time   stockholders entitled to
              notice of, and to vote at,   to close the transfer books  notice of, and to vote at,
              a shareholders' meeting,     for a period not exceeding   a stockholders' meeting,
              the Declaration authorizes   30 days, or without closing  the MD By-Laws authorize
              the board of trustees to     the transfer books, to set   the board of directors to
              fix a record date. The       the record date for a        fix a record date not less
              record date may not precede  shareholders' meeting or     than ten (10), nor more
              the date on which it is      "for the purpose of any      than ninety (90), days
              fixed by the board and it    other action" to be not      prior to the date of the
              may not be more than one     more than 90 days, before    meeting or prior to the
              hundred and twenty (120)     the date of any shareholder  last day on which the
              days, nor less than ten      meeting or other action.     consent or dissent of
              (10) days, before the date   The MA By-Laws also provide  stockholders may be
              of the shareholders'         that all notices of          effectively expressed for
              meeting. The By-Laws         shareholders' meetings       any purpose without a
              provide that notice of a     shall be sent to             meeting.
              shareholders' meeting shall  shareholders not less than
              be given to shareholders     ten days nor more than 60
              entitled to vote at such     days before the date of the
              meeting not less than ten    meeting.  Only the business
              (10) nor more than one       stated in the notice of the
              hundred and twenty (120)     meeting may be considered
              days before the date of the  at the meeting.
              meeting.

              To determine the
              shareholders entitled to
              vote on any action without
              a meeting, the Declaration
              authorizes the board of
              trustees to fix a record
              date. The record date may
              not precede the date on
              which it is fixed by the
              board nor may it be more
              than thirty (30) days after
              the date on which it is
              fixed by the board.

              To determine the                                          To determine the
              shareholders of the                                       stockholders entitled to a
              Delaware Business Trust or                                dividend, any other
              any series or class thereof                               distribution, or delivery
              entitled to a dividend or                                 of evidences of rights or
              any other distribution of                                 interests from Vietnam SEA
              assets of the Delaware                                    Fund, the MD By-Laws
              Business Trust or any                                     authorize the board to fix
              series or class thereof,                                  a record date not exceeding
              the Declaration authorizes                                ninety (90) days preceding
              the board of trustees to                                  the date fixed for the
              fix a record date. The                                    payment of the dividend or
              record date may not precede                               distribution or delivery of
              the date on which it is                                   the evidences.
              fixed by the board nor may
              it be more than sixty (60)
              days before the date such
              dividend or distribution is
              to be paid.  The board may
              set different record dates
              for different series or
              classes.

                                                    B-12

              Pursuant to the                                           If the board does not fix a
              Declaration, if the board                                 record date, the record
              of trustees does not fix a                                date shall be the later of
              record date:                                              the close of business on
              (a) the record date for                                   the day on which notice of
              determining shareholders                                  the meeting is mailed or
              entitled to notice of, and                                the 30th day before the
              to vote at, a meeting will                                meeting, except if all
              be the day before the date                                stockholders waive notice,
              on which notice is given                                  the record date is the
              or, if notice is waived, on                               close of business on the
              the day before the date of                                10th day next preceding the
              the meeting; (b) the record                               day the meeting is held.
              date for determining
              shareholders entitled to
              vote on any action by
              consent in writing without
              a meeting, (i) when no
              prior action by the board
              of trustees has been taken,
              shall be the day on which
              the first signed written
              consent is delivered to the
              Delaware Business Trust, or
              (ii) when prior action of
              the board of trustees has
              been taken, shall be the
              day on which the board of
              trustees adopts the
              resolution taking such
              prior action.

              Quorum for Shareholders'     Quorum for Shareholders'     Quorum for Stockholders'
              Meeting                      Meeting                      Meeting
              -----------------------      ------------------------     ------------------------
              To transact business at a    The MA By-Laws, provide      Under the Maryland Code,
              shareholders' meeting, the   that a majority of the       unless the charter or the
              Declaration provides that    outstanding shares present,  Maryland Code provides
              forty percent (40%) of the   in person or by proxy shall  otherwise, in order to
              outstanding shares entitled  constitute a quorum at a     constitute a quorum for a
              to vote at the meeting,      shareholders' meeting.       meeting, there must be
              which are present in person  Furthermore, the MA          present in person or by
              or represented by proxy,     Declaration provides that    proxy, stockholders
              shall constitute a quorum    when a quorum is present at  entitled to cast a majority
              at such meeting, except      any meeting called for the   of all the votes entitled
              when a larger quorum is      purpose, a plurality shall   to be cast at the meeting.
              required by the              elect a trustee.
              Declaration, the By-Laws,                                 To transact business at a
              applicable law or any                                     meeting, the MD By-Laws
              securities exchange on                                    provide that a majority of
              which such shares are                                     the outstanding shares
              listed for trading, in                                    entitled to vote, which are
              which case such quorum                                    present in person or
              shall comply with such                                    represented by proxy, shall
              requirements. When a                                      constitute a quorum at a
              separate vote by one or                                   stockholders' meeting.
              more series or classes is
              required, forty percent
              (40%) of the outstanding
              shares of each such series
              or class entitled to vote
              at a shareholders' meeting
              of such series or class,
              which are present in person
              or represented by proxy,
              shall constitute a quorum
              at such series or class
              meeting, except when a
              larger quorum is required
              by the Declaration, the
              By-Laws, applicable law or
              the requirements of any
              securities exchange on
              which outstanding shares of
              such series or class are
              listed for trading, in
              which case such quorum
              shall comply with such
              requirements.

                                                    B-13

              Shareholder Vote             Shareholder Vote             Stockholder Vote
              ----------------             ----------------             ----------------
              The Declaration provides     The MA Declaration           Under the Maryland Code,
              that, subject to any         and MA By-Laws specify       for most stockholder
              provision of the             the matters on which         actions, unless the charter
              Declaration, the By-Laws,    beneficial owners are        or the Maryland Code
              the 1940 Act or other        entitled, but not            provide otherwise, a
              applicable law that          necessarily required, to     majority of all votes cast
              requires a different vote:   vote.  The MA Declaration    at a meeting at which a
              (i) in all matters other     provides trustees with a     quorum is present is
              than the election of         great deal of latitude as    required to approve any
              trustees, the affirmative    to which matters are to be   matter.  Unless the charter
              "vote of a majority of the   submitted to a vote of the   or by-laws require a
              outstanding voting           beneficial owners.           greater vote, a plurality
              securities" (as defined in   Specifically, a shareholder  of all votes cast at a
              the 1940 Act) of the         has the power to vote only:  meeting at which a quorum
              Delaware Business Trust      (1) for the election of      is present is required to
              entitled to vote at a        trustees, (2) to the same    elect a director.
              shareholders' meeting at     extent as shareholders of a
              which a quorum is present,   Massachusetts business       Election of Directors.
              shall be the act of the      corporation as to whether    Under the Charter and MD
              shareholders; and (ii)       or not a court action,       By-Laws, at a stockholders'
              trustees shall be elected    proceeding or claim should   meeting at which a quorum
              by a plurality of the votes  be brought or maintained     is present, a plurality of
              cast of the holders of       derivatively or as a class   the votes cast of the
              outstanding shares entitled  action, (3) for the          holders of outstanding
              to vote present in person    termination of Developing    shares entitled to vote,
              or represented by proxy at   Markets Trust, (4)           shall be required to elect
              a shareholders' meeting at   regarding any investment     directors at the annual
              which a quorum is present.   advisory contract, (5)       meeting, and to fill any
              Pursuant to the              regarding certain            vacancy resulting from an
              Declaration, where a         amendments of the MA         increase in the number of
              separate vote by series      Declaration, (6) regarding   directors on the board
              and, if applicable, by       mergers, consolidations or   (adopted by vote of the
              classes is required, the     sale of substantially all    stockholders) and any other
              preceding sentence shall     the assets of Developing     then existing vacancies on
              apply to such separate       Markets Trust, (7)           the board.
              votes by series and classes. regarding incorporation of
                                           Developing Markets Trust or  Other matters for which the
                                           a series, or (8) with        vote is not expressly
                                           respect to such additional   designated otherwise. For
                                           matters required by the MA   all other matters, other
                                           Declaration, the MA          than any matter for which
                                           By-Laws, the registration    the Charter expressly
                                           of Developing Markets Trust  provides for a different
                                           as an investment company     vote, the affirmative vote
                                           under the 1940 Act, or as    of the holders of a
                                           the trustees consider        majority of the total
                                           necessary or desirable.      number of shares
                                                                        outstanding and entitled to
                                                                        vote thereon, at a
                                                                        stockholders' meeting at
                                                                        which a quorum is present,
                                                                        shall be the act of the
                                                                        stockholders.

                                                    B-14

              Shareholder Vote on Certain  Shareholder Vote on Certain  Stockholder Vote on Certain
              Transactions                 Transactions                 Transactions
              ------------                 ------------                 ------------
                                                                        Under the Maryland Code,
                                                                        actions such as (i)
                                                                        amendments to the
                                                                        corporation's charter, (ii)
                                                                        mergers, (iii)
                                                                        consolidations, (iv)
                                                                        statutory share exchanges,
                                                                        (v) transfers of assets and
                                                                        (vi) dissolutions require
                                                                        the affirmative vote of
                                                                        two-thirds of all votes
                                                                        entitled to be cast on the
                                                                        matter unless the charter
                                                                        provides for a lesser
                                                                        proportion which may not be
                                                                        less than a majority of all
                                                                        votes entitled to be cast
                                                                        on the matter.

              Pursuant to the              No amendment of the MA       Under the Charter, in order
              Declaration, the board of    Declaration that would       to consummate a merger,
              trustees, by vote of a       change the rights of         consolidation, sale of all
              majority of the trustees,    shareholders regarding the   or substantially all of the
              may cause the merger,        amount of payments in        assets, liquidation or
              consolidation, conversion,   liquidation or diminishing   dissolution of Vietnam SEA
              share exchange or            or eliminating any related   Fund, or a conversion from
              reorganization of the        voting rights may be made    a closed-end company to an
              Delaware Business Trust, or  without the vote or consent  open-end company (as
              the conversion, share        of the holders of            defined in the 1940 Act),
              exchange or reorganization   two-thirds of the shares     such transaction shall be
              of any series of the         outstanding and entitled to  approved in the following
              Delaware Business Trust,     vote or other vote           manner:  The transaction
              without the vote of the      established by the trustees  must be approved by the
              shareholders of the          regarding any series of      affirmative vote of at
              Delaware Business Trust or   shares.                      least 66 2/3% of the
              such series, as applicable,                               outstanding shares entitled
              unless such vote is          Pursuant to the MA           to vote, unless such action
              required by the 1940 Act;    Declaration the following    has been previously
              provided however, that the   actions require the          approved by the affirmative
              board of trustees shall      affirmative vote of the      vote of two-thirds of the
              provide 30 days' prior       holders of two-thirds of     total number of directors
              written notice to the        the shares outstanding and   fixed pursuant to the MD
              shareholders of the          entitled to vote, a written  By-Laws, in which case the
              Delaware Business Trust or   consent by such percentage   affirmative "vote of a
              such series, as applicable,  of shares or such other      majority of the outstanding
              of such merger,              vote established by the      voting securities" (as
              consolidation, conversion,   trustees with respect to a   defined in the 1940 Act) of
              share exchange or            series of shares, except     Vietnam SEA Fund shall be
              reorganization.              that if the action is        required, but not less than
                                           recommended by the           a majority of the
              If permitted by the 1940     trustees, the affirmative    outstanding voting shares
              Act, the board of trustees,  vote or written consent of   for purposes of the
              by vote of a majority of     a majority of the shares     Maryland Code.
              the trustees, and without a  outstanding and entitled to
              shareholder vote, may cause  vote, or other vote
              the Delaware Business Trust  established by the trustees
              to convert to a master       with respect to a series of
              feeder structure and         shares, is sufficient:  (1)
              thereby cause series of the  a merger, consolidation or
              Delaware Business Trust to   sale, lease or exchange of
              either become feeders into   all or substantially all of
              a master fund, or to become  the property of Developing
              master funds into which      Markets Trust; or (2)
              other funds are feeders.     termination of Developing
                                           Markets Trust or any series
                                           of Developing Markets
                                           Trust.  The trustees may
                                           cause Developing Markets
                                           Trust to be incorporated or
                                           transfer all the assets of
                                           Developing Markets Trust to
                                           a corporation with the
                                           approval of a majority of
                                           the shares outstanding and
                                           entitled to vote or other
                                           vote established by the
                                           trustees with respect to
                                           any series of shares.

                                                    B-15

              Cumulative Voting            Cumulative Voting            Cumulative Voting
              -----------------            -----------------            -----------------
                                                                        The Maryland Code provides
                                                                        that the charter may
                                                                        authorize cumulative voting
                                                                        for the election of the
                                                                        directors and if the
                                                                        charter does not so
                                                                        provide, then the
                                                                        stockholders are not
                                                                        entitled to cumulative
                                                                        voting rights.

              The Declaration provides     The MA Declaration provides  The Charter and MD By-Laws
              that shareholders are not    that shareholders are not    do not have any provisions
              entitled to cumulate their   entitled to cumulate their   as to whether stockholders
              votes on any matter.         votes on any matter.         are entitled to cumulate
                                                                        their votes on any matter
                                                                        and consequently, the
                                                                        stockholders are not
                                                                        entitled to cumulate their
                                                                        votes on any matter.

              Proxies                      Proxies                      Proxies
              -------                      -------                      -------
              The By-Laws permit a         The MA By-Laws permit        Under the Maryland Code, a
              shareholder to authorize     Developing Markets Trust to  stockholder may sign a
              another person to act as     accept written proxies       writing authorizing another
              proxy by the following       signed by the shareholder    person to act as a proxy or
              methods: execution of a      or shareholders (for         may transmit such
              written instrument or by     jointly held shares) and     authorization by telegram,
              electronic, telephonic,      filed with the Secretary of  cablegram, datagram,
              computerized,                Developing Markets Trust or  electronic mail, or any
              telecommunications or        the Secretary's designee.    other electronic or
              another reasonable           A proxy shall be deemed      telephonic means.  Unless a
              alternative to the           valid unless challenged at   proxy provides otherwise,
              execution of a written       or prior to its exercise     it is not valid more than
              instrument. Unless a proxy   and the burden of proving    11 months after its date.
              provides otherwise, it is    invalidity rests on the      The proxy is revocable
              not valid more than 11       challenger.                  unless certain statutory
              months after its date. In                                 requirements are met.
              addition, the By-Laws
              provide that the
              revocability of a proxy
              that states on its face
              that it is irrevocable
              shall be governed by the
              provisions of the general
              corporation law of the
              State of Delaware.

                                                    B-16

              Action by Written Consent    Action by Written Consent    Action by Written Consent
              -------------------------    -------------------------    -------------------------
                                                                        The Maryland Code provides
                                                                        that any action required or
                                                                        permitted to be taken at a
                                                                        stockholders' meeting may
                                                                        be taken without a meeting,
                                                                        if a unanimous written
                                                                        consent is signed by each
                                                                        stockholder entitled to
                                                                        vote on the matter.

              The Declaration authorizes   The MA Declaration provides  The MD By-Laws also provide
              shareholders to take action  that any action taken by     that the board or any
              without a meeting and        shareholders may be taken    committee of the board may
              without prior notice if      without a meeting if         act by written consent
              written consents setting     shareholders holding a       signed by all the members
              forth the action taken are   majority of the shares       of the board or committee,
              signed by the holders of     entitled to vote on the      respectively.
              all outstanding shares       matter (or such larger
              entitled to vote on that     proportion thereof as shall
              action.                      be required by law, the MA
                                           Declaration or MA By-Laws)
              The Declaration also         consent to the action in
              authorizes the board of      writing and the written
              trustees or any committee    consent is filed with the
              of the board of trustees to  shareholders' meetings
              take action without a        records.
              meeting and without prior
              written notice if written
              consents setting forth the
              action taken are executed
              by trustees having the
              number of votes necessary
              to take that action at a
              meeting at which the entire
              board of trustees or any
              committee thereof, as
              applicable, is present and
              voting.

Removal of    The governing instrument of  The governing instrument     Under the Maryland Code,
Trustees/     a DBT may contain any        of an MBT may contain any    unless otherwise provided
Directors     provision relating to the    provision relating to the    in the charter, a director
              removal of trustees;         removal of trustees;         may generally be removed
              provided however, that       provided however, that       with or without cause by
              there shall at all times be  there shall at all times     the vote of a majority of
              at least one trustee of the  be at least one trustee      all the votes entitled to
              DBT.                         of the MBT.                  be cast generally for the
                                                                        election of directors
                                                                        unless (i) such director is
                                                                        elected by a certain class
                                                                        or series, (ii) the charter
                                                                        provides for cumulative
                                                                        voting or (iii) the board
                                                                        is classified.

              Under the Declaration, any   The MA Declaration provides  Under the Charter, a
              trustee may be removed,      that the board of trustees,  director may be removed
              with or without cause, by    by action of two-thirds of   with or without cause by
              the board of trustees, by    the remaining trustees       holders of 66 2/3% of
              action of a majority of the  (except that 3 trustees      shares then entitled to
              trustees.  Shareholders      must remain in office after  vote in an election of
              shall have the power to      the removal) or by vote of   directors and a
              remove a trustee only to     holders of two-thirds of     stockholders' meeting may
              the extent provided by the   the outstanding shares at a  be called for such purpose
              1940 Act.                    meeting called for such      if requested in writing by
                                           purpose, may remove          holders of not less than
                                           trustees with cause.         10% of the outstanding
                                                                        shares of Vietnam SEA Fund.

                                                    B-17

Vacancies on                                                            Under the Maryland Code
Board of                                                                stockholders may elect
Trustees/                                                               persons to fill vacancies
Directors                                                               that result from the
                                                                        removal of directors.
                                                                        Unless the charter or
                                                                        by-laws provide otherwise,
                                                                        a majority of the directors
                                                                        in office, whether or not
                                                                        comprising a quorum, may
                                                                        fill vacancies that result
                                                                        from any cause except an
                                                                        increase in the number of
                                                                        directors. A majority of
                                                                        the entire board of
                                                                        directors may fill
                                                                        vacancies that result from
                                                                        an increase in the number of
                                                                        directors.

              Vacancies on the board of    Vacancies on the board of    Under the MD By-Laws,
              trustees may be filled by a  trustees may be filled by a  directors may increase or
              majority vote of the         majority vote of the         decrease their number; if
              trustee(s) then in office,   trustee(s) then in office,   the number is increased,
              regardless of the number     regardless of the number     the added directors may be
              and even if less than a      and even if less than a      elected by a majority of
              quorum.  However, a          quorum.  However, a          directors in office. For
              shareholders' meeting shall  shareholders' meeting shall  vacancies other than be called to elect trustees  be called to elect trustees  resulting from an increase
              if required by the 1940      if required by the 1940      in the number of directors,
              Act.                         Act.                         the directors then in
                                                                        office (though less than
              In the event all trustee                                  quorum) shall continue to
              offices become vacant, the                                act and may by majority
              investment adviser shall                                  vote fill any vacancy until
              serve as the sole remaining                               the next meeting of
              trustee, subject to the                                   stockholders, subject to
              provisions of the 1940 Act,                               the 1940 Act.
              and shall, as soon as
              practicable, fill all of                                  The number of directors may
              the vacancies on the                                      also be increased or
              board.  Thereupon, the                                    decreased by vote of
              investment adviser shall                                  stockholders at any meeting
              resign as trustee and a                                   called for the purpose and
              shareholders' meeting shall                               if the vote is to increase
              be called to elect trustees.                              the number, stockholders
                                                                        will vote by plurality to
                                                                        elect the directors to fill
                                                                        the new vacancies as well
                                                                        as any then existing
                                                                        vacancies.  The MD By-Laws
                                                                        further provide that "[a]ny
                                                                        vacancy may be filled by
                                                                        the [s]tockholders at any
                                                                        meeting thereof."

                                                    B-18

Limitation    The Delaware Act explicitly  The Massachusetts Statute    The Maryland Code does not
on            authorizes limitation on     does not contain statutory   contain an express
Interseries   interseries liability so     provisions addressing        provision addressing
Liability     that the debts,              series or class liability    interseries or class
              liabilities, obligations     with respect to a multiple   liability with respect to a
              and expenses incurred,       series or class investment   multiple series or class
              contracted for or otherwise  company.  Therefore, unless  corporation.
              existing with respect to a   otherwise provided in the
              particular series of a       declaration of trust for an
              multiple series DBT will be  MBT, the debts,
              enforceable only against     liabilities, obligations
              the assets of such series,   and expenses incurred,
              and not against the general  contracted for or otherwise
              assets of the DBT or any     existing with respect to a
              other series, and, unless    particular series or class
              otherwise provided in the    may be enforceable against
              governing instrument of the  the assets of the business
              DBT, none of the debts,      trust generally.
              liabilities, obligations
              and expenses incurred,
              contracted for or otherwise
              existing with respect to
              the DBT generally or any
              other series thereof will
              be enforceable against the
              assets of such series.
              This protection will be
              afforded if (i) the DBT
              separately maintains the
              records and the assets of
              such series; (ii) notice of
              the limitation on
              liabilities of the series
              is set forth in the
              certificate of trust; and
              (iii) the governing
              instrument so provides.

              The Declaration and          The MA Declaration
              certificate of trust of the  explicitly limits the
              Delaware Business Trust      assets and liabilities of
              provide for limitation on    each series and states that
              interseries liability.       under no circumstances
                                           shall the assets allocated
                                           or belonging to a
                                           particular series be
                                           charged with liabilities
                                           attributable to any other
                                           series.  The MA Declaration
                                           in like manner limits the
                                           liabilities attributed to a
                                           class of shares to such
                                           class and no other class of
                                           a series may be charged
                                           with liabilities of such
                                           class.  Furthermore, it
                                           states that third parties
                                           shall look only to the
                                           assets of a particular
                                           series or class for payment
                                           of any credit, claim or
                                           contract.  Although these
                                           provisions serve to put
                                           third parties on notice,
                                           since there is no support
                                           in the Massachusetts
                                           Statute to limit
                                           liability, there remains
                                           the possibility that a
                                           court may not uphold the
                                           limitations set forth in
                                           the MA Declaration.

                                                    B-19

Shareholder   Under the Delaware Act,      The Massachusetts Statute    Under the Maryland Code,
Liability     except to the extent         does not include an          the stockholders of a
              otherwise provided in the    express provision            corporation are not liable
              governing instrument of a    relating to the              for the obligations of the
              DBT, shareholders of a       limitation of liability      corporation.
              DBT are entitled to the      of the beneficial owners
              same limitation of           of a business trust.
              personal liability           Therefore, the owners of
              extended to shareholders     an MBT could potentially
              of a private corporation     be liable for obligations
              organized for profit         of the trust,
              under the General            notwithstanding an
              Corporation Law of the       express provision in the
              State of Delaware.           governing instrument
                                           stating that the
                                           beneficial owners are not
                                           personally liable in
                                           connection with trust
                                           property or the acts,
                                           obligations or affairs of
                                           the trust.

              Under the Declaration,       The MA Declaration
              shareholders are entitled    provides that no
              to the same limitation of    shareholder shall be
              personal liability as        subject to any personal
              that extended to             liability whatsoever to
              shareholders of a private    any person in connection
              corporation organized for    with property of
              profit under the General     Developing Markets Trust
              Corporation Law of the       or the acts, obligations
              State of Delaware.           or affairs of Developing
              However, the board of        Markets Trust.
              trustees may cause any
              shareholder to pay for
              charges of the Delaware
              Business Trust's
              custodian or transfer,
              dividend disbursing,
              shareholder servicing or
              similar agent for
              services provided to such
              shareholder.

Trustee/      Subject to the provisions    The Massachusetts Statute    The Maryland Code requires
Director      in the governing             does not include an express  a director to perform his
Liability     instrument, the Delaware     provision limiting the       or her duties in good
              Act provides that a trustee  liability of the trustees    faith, in a manner he or
              or any other person          of an MBT.  The trustees of  she reasonably believes to
              managing the DBT, when       an MBT could potentially be  be in the best interests of
              acting in such capacity,     held personally liable for   the corporation and with
              will not be personally       the obligations of the       the care that an ordinarily
              liable to any person other   trust.                       prudent person in a like
              than the DBT or a                                         position would use under
              shareholder of the DBT for                                similar circumstances. A
              any act, omission or                                      director who performs his
              obligation of the DBT or                                  or her duties in accordance
              any trustee. To the extent                                with this standard has no
              that at law or in equity, a                               liability to the
              trustee has duties                                        corporation, its
              (including fiduciary                                      stockholders or to third
              duties) and liabilities to                                persons by reason of being
              the DBT and its                                           or having been a director.
              shareholders, such duties                                 A corporation may include
              and liabilities may be                                    in its charter a provision
              expanded or restricted by                                 expanding or limiting the
              the governing instrument.                                 liability of its directors
                                                                        and officers for money
                                                                        damages to the corporation
                                                                        or its stockholders;
                                                                        provided however, that,
                                                                        generally liability may not
                                                                        be limited to the extent
                                                                        the person has received an
                                                                        improper benefit or profit
                                                                        in money, property or
                                                                        services or where such
                                                                        person has been actively
                                                                        and deliberately dishonest.

                                                    B-20

              The Declaration provides     The MA Declaration provides  The Charter expressly
              that any person who is or    that no trustee, officer,    provides that no director
              was a trustee, officer,      employee, or agent shall be  or officer shall be
              employee or other agent of   subject to any personal      protected from liability to
              the Delaware Business Trust  liability whatsoever to any  Vietnam SEA Fund and its
              or is or was serving at the  person other than            stockholders to which such
              request of the Delaware      Developing Markets Trust     person would otherwise be
              Business Trust as a          and its shareholders, in     subject by reason of
              trustee, director, officer,  connection with Trust        willful misfeasance, bad
              employee or other agent of   property or affairs, except  faith, gross negligence or
              another corporation,         that arising from bad        reckless disregard of the
              partnership, joint venture,  faith, willful misfeasance,  duties involved in the
              trust or other enterprise    gross negligence or          conduct of such person's
              (an "Agent") will be liable  reckless disregard for       office.
              to the Delaware Business     duties to Developing
              Trust and to any             Markets Trust.  No trustee,
              shareholder solely for such  officer, employee, or agent
              Agent's own willful          shall be responsible for
              misfeasance,                 any neglect or wrong-doing
              bad faith, gross             of any officer, agent or
              negligence or reckless       employee, service provider
              disregard of the duties      of Developing Markets
              involved in the conduct      Trust, nor for the act or
              of such Agent (such          omission of another such
              conduct referred to as       person.  However, nothing
              "Disqualifying Conduct").    in the MA Declaration
              Subject to the preceding     protects such person
              sentence, Agents will not    against any liability for
              be liable for any act or     which the person
              omission of any other        would otherwise be
              Agent or any investment      subject by reason of
              adviser or principal         willful misfeasance, bad
              underwriter of the           faith, gross negligence
              Delaware Business Trust.     or reckless disregard of
              No Agent, when acting in     the person's duties
              such capacity, shall be      involving Developing
              personally liable to any     Markets Trust.
              person (other than the
              Delaware Business Trust
              or its shareholders as
              described above) for any
              act, omission or
              obligation of the
              Delaware Business Trust
              or any trustee.

Indemni-      Subject to such standards    Although the Massachusetts   Unless limited by its
  fication    and restrictions contained   Statute is silent as to the  charter, the Maryland Code
              in the governing instrument  indemnification of           requires a corporation to
              of a DBT, the Delaware Act   trustees, officers and       indemnify a director or
              authorizes a DBT to          shareholders,                officer who has
              indemnify and hold harmless  indemnification is           successfully defended a
              any trustee, shareholder or  expressly provided for in    proceeding to which such
              other person from and        the MA Declaration.          person was a party because
              against any and all claims                                of such person's service in
              and demands.                                              such capacity, against
                                                                        reasonable expenses
                                                                        incurred in connection with
                                                                        the proceeding.

                                                    B-21

                                                                        The Maryland Code permits a
                                                                        corporation to indemnify a
                                                                        director, officer, employee
                                                                        or agent who is a party or
                                                                        threatened to be a party,
                                                                        by reason of service in
                                                                        that capacity, to any
                                                                        threatened, pending or
                                                                        completed action, suit or
                                                                        proceeding, against
                                                                        judgments, penalties,
                                                                        fines, settlements and
                                                                        reasonable expenses unless
                                                                        it is established that (i)
                                                                        the act or omission of such
                                                                        person was material to the
                                                                        matter giving rise to the
                                                                        proceeding, and was
                                                                        committed in bad faith or
                                                                        was the result of active
                                                                        and deliberate dishonesty;
                                                                        (ii) such person actually
                                                                        received an improper
                                                                        personal benefit; or (iii)
                                                                        such person had reasonable
                                                                        cause to believe that the
                                                                        act or omission was
                                                                        unlawful. This permissible
                                                                        indemnification obligation
                                                                        may become mandatory or may
                                                                        be prohibited through a
                                                                        corporation's charter,
                                                                        by-laws, a board resolution
                                                                        or another agreement.
                                                                        However, if the proceeding
                                                                        is a derivative suit, the
                                                                        corporation may not
                                                                        indemnify a person who has
                                                                        been adjudged to be liable
                                                                        to the corporation.
                                                                        Corporations are authorized
                                                                        to advance payment of
                                                                        reasonable expenses.

                                                    B-22

              Pursuant to the              The MA Declaration provides  The Charter provides that
              Declaration, the Delaware    that shareholders, trustees  Vietnam SEA Fund shall, to
              Business Trust will          and officers shall be        the full extent permitted
              indemnify any Agent who was  entitled and empowered to    by the Maryland Code,
              or is a party or is          the fullest extent           indemnify all persons whom
              threatened to be made a      permitted by law to provide  it may indemnify under the
              party to any proceeding by   for indemnification out of   Maryland Code. However, no
              reason of such Agent's       Developing Markets Trust's   director or officer shall
              capacity, against            assets for liability and     be protected from liability
              attorneys' fees and other    for all expenses reasonably  to Vietnam SEA Fund or its
              certain expenses,            incurred or paid or          stockholders to which such
              judgments, fines,            expected to be paid by a     person would otherwise be
              settlements and other        shareholder, trustee or      subject by reason of
              amounts incurred in          officer in connection with   willful misfeasance, bad
              connection with such         any claim, action, suit or   faith, gross negligence or
              proceeding if such Agent     proceeding arising from      reckless disregard of the
              acted in good faith or in    being or having been a       duties involved in the
              the case of a criminal       shareholder, trustee or      conduct of his office.
              proceeding, had no           officer, respectively.       Note that the Securities
              reasonable cause to believe  However, the MA Declaration  Act of 1933 (the "1933
              such Agent's conduct was     excludes indemnification     Act"), in the opinion of
              unlawful. However, there is  for trustees and officers    the Securities and Exchange
              no right to indemnification  for willful misfeasance,     Commission ("SEC"), and the 1940 Act
              for any liability arising    bad faith, and gross         also limit the ability of
              from the Agent's             negligence or reckless       Vietnam SEA Fund to
              Disqualifying Conduct. As    disregard of one's duties.   indemnify such persons.
              to any matter for which      Note that the 1933 Act, in
              such Agent is found to be    the opinion of the SEC, and
              liable in the performance    the 1940 Act also limit the
              of such Agent's duty to the  ability of Developing
              Delaware Business Trust or   Markets Trust to indemnify
              its shareholders             such persons.
              indemnification will be
              made only to the extent
              that the court in which
              that action was brought
              determines that in view of
              all the circumstances of
              the case, the Agent was not
              liable by reason of such
              Agent's Disqualifying
              Conduct.  Note that the
              1933 Act, in the opinion of
              the SEC, and the 1940 Act
              also limit the ability of
              the Delaware Business Trust
              to indemnify an Agent.

              Expenses incurred by an                                   The MD By-Laws provide
              Agent in defending any                                    that, to the fullest extent
              proceeding may be advanced                                permitted by the Maryland
              by the Delaware Business                                  Code, any current or former
              Trust before the final                                    director or officer seeking
              disposition of the                                        indemnification shall be
              proceeding on receipt of an                               entitled to the advancement
              undertaking by or on behalf                               of reasonable expenses from
              of the Agent to repay the                                 Vietnam SEA Fund.  Vietnam
              amount of the advance if it                               SEA Fund may advance
              is ultimately determined                                  expenses to employees and
              that the Agent is not                                     agents.
              entitled to
              indemnification by the
              Delaware Business Trust.

Insurance     The Delaware Act is silent   There is no provision in     Under the Maryland Code, a
              as to the right of a DBT to  the Massachusetts Statute    corporation may purchase
              purchase insurance on        relating to insurance.       insurance on behalf of any
              behalf of its trustees or                                 person who is or was a
              other persons.                                            director, officer, employee
                                                                        or agent against any
                                                                        liability asserted against
                                                                        and incurred by such person
                                                                        in any such capacity
                                                                        whether or not the
                                                                        corporation would have the
                                                                        power to indemnify such
                                                                        person against such
                                                                        liability.

                                                    B-23

              However, as the policy of    The MA Declaration permits   The MD By-Laws authorize
              the Delaware Act is to give  the purchase of liability    Vietnam SEA Fund to
              maximum effect to the        insurance out of Developing  purchase insurance on
              principle of freedom of      Markets Trust's assets on    behalf of any person who is
              contract and to the          behalf of the trustees,      or was a director, officer,
              enforceability of governing  officers and agents of       employee or agent against
              instruments, the             Developing Markets Trust.    any liability asserted
              Declaration authorizes the   Insurance may be maintained  against and incurred by
              board of trustees, to the    for any agent of Developing  such person in any such
              fullest extent permitted by  Markets Trust only to the    capacity. However, no
              applicable law, to purchase  extent that Developing       insurance may be purchased
              with Delaware Business       Markets Trust would have     which would indemnify any
              Trust assets, insurance for  the power to indemnify the   director or officer against
              liability and for all        trustee, officer or agent    any liability to Vietnam
              expenses of an Agent in      against such liability.      SEA Fund or its
              connection with any                                       stockholders to which such
              proceeding in which such                                  person would otherwise be
              Agent becomes involved by                                 subject by reason of
              virtue of such Agent's                                    willful misfeasance, bad
              actions, or omissions to                                  faith, gross negligence or
              act, in its capacity or                                   reckless disregard of the
              former capacity with the                                  duties involved in the
              Delaware Business Trust,                                  conduct of such person's
              whether or not the Delaware                               office.
              Business Trust would have
              the power to indemnify such
              Agent against such
              liability.

Shareholder   Under the Delaware Act,      There is no provision in     Under the Maryland Code, a
Right of      except to the extent         the Massachusetts Statute    stockholder may inspect,
Inspection    otherwise provided in the    relating to shareholder      during usual business
              governing instrument and     inspection rights.           hours, the corporation's
              subject to reasonable                                     by-laws, stockholder
              standards established by                                  proceeding minutes, annual
              the trustees, each                                        statements of affairs,
              shareholder has the right,                                voting trust agreements
              upon reasonable demand for                                and, if the corporation is
              any purpose reasonably                                    not an open-end investment
              related to the                                            company, a statement
              shareholder's interest as a                               showing all stock and
              shareholder, to obtain from                               securities issued by the
              the DBT certain information                               corporation for the
              regarding the governance                                  previous 12 months. In
              and affairs of the DBT.                                   addition, stockholders who
                                                                        have individually or
                                                                        together been holders of at
                                                                        least 5% of the outstanding
                                                                        stock of any class for at
                                                                        least 6 months, may inspect
                                                                        the corporation's books of
                                                                        accounts, its stock ledger
                                                                        and its statement of
                                                                        affairs.

              Under the Declaration, a     The MA By-Laws provide that  The Charter grants
              shareholder, upon            the trustees shall           stockholders inspection
              reasonable written demand    determine whether and to     rights only to the extent
              to the Delaware Business     what extent, and at what     provided by the Maryland
              Trust for any purpose        times and places, the        Code. Such rights are
              reasonably related to such   minutes and accounting       subject to reasonable
              shareholder's interest as a  books and records shall be   regulations of the board of
              shareholder, may inspect     open for inspection by any   directors not contrary to
              certain information as to    shareholder and no           the Maryland Code.
              the governance and affairs   shareholder has the right
              of the Delaware Business     to inspect such books and
              Trust during regular         records except as conferred
              business hours.  However,    by law or authorized by the
              reasonable standards         trustees or by the vote or
              governing, without           consent of the shareholders.
              limitation, the information
              and documents to be
              furnished and the time and
              location of furnishing the
              same, will be established
              by the board or any officer
              to whom such power is
              delegated in the By-Laws.
              In addition, as permitted
              by the Delaware Act, the
              By-Laws also authorize the
              board or an officer to whom
              the board delegates such
              powers to keep confidential
              from shareholders for such
              period of time as deemed
              reasonable any information
              that the board or such
              officer in good faith
              believes would not be in
              the best interest of the
              Delaware Business Trust to
              disclose or that could
              damage the Delaware
              Business Trust or that the
              Delaware Business Trust is
              required by law or by
              agreement with a third
              party to keep confidential.

                                                    B-24

Derivative    Under the Delaware Act, a    There is no provision under  Under the Maryland Code, in
Actions       shareholder may bring a      the Massachusetts Statute    order to bring a derivative
              derivative action if         regarding derivative         action, a stockholder (or
              trustees with authority to   actions.                     his predecessor if he
              do so have refused to bring                               became a stockholder by
              the action or if a demand                                 operation of law) must be a
              upon the trustees to bring                                stockholder (a) at the time
              the action is not likely to                               of the acts or omissions
              succeed. A shareholder may                                complained about; (b) at
              bring a derivative action                                 the time the action is
              only if the shareholder is                                brought and (c) until the
              a shareholder at the time                                 completion of the
              the action is brought and:                                litigation. A derivative
              (i) was a shareholder at                                  action may be brought by a
              the time of the transaction                               stockholder if (i) a demand
              complained about or (ii)                                  upon the board of directors
              acquired the status of                                    to bring the action is
              shareholder by operation of                               improperly refused or (ii)
              law or pursuant to the                                    a request upon the board of
              governing instrument from a                               directors would be futile.
              person who was a
              shareholder at the time of                                Under the Maryland Code, a
              the transaction. A                                        director of an investment
              shareholder's right to                                    company who "is not an
              bring a derivative action                                 interested person, as
              may be subject to such                                    defined by the 1940 Act,
              additional standards and                                  shall be deemed to be
              restrictions, if any, as                                  independent and
              are set forth in the                                      disinterested when making
              governing instrument.                                     any determination or taking
                                                                        any action as a director."

                                                    B-25

              The Declaration provides     The MA Declaration has a
              that, subject to the         provision regarding
              requirements set forth in    shareholder voting
              the Delaware Act, a          regarding derivative
              shareholder may bring a      actions as described above.
              derivative action on behalf
              of the Delaware Business
              Trust only if the
              shareholder first makes a
              pre-suit demand upon the
              board of trustees to bring
              the subject action unless
              an effort to cause the
              board of trustees to bring
              such action is excused. A
              demand on the board of
              trustees shall only be
              excused if a majority of
              the board of trustees, or a
              majority of any committee
              established to consider the
              merits of such action, has
              a material personal
              financial interest in the
              action at issue. A trustee
              shall not be deemed to have
              a material personal
              financial interest in an
              action or otherwise be
              disqualified from ruling on
              a shareholder demand by
              virtue of the fact that
              such trustee receives
              remuneration from his
              service on the board of
              trustees of the Delaware
              Business Trust or on the
              boards of one or more
              investment companies with
              the same or an affiliated
              investment advisor or
              underwriter.

Management    The Delaware Business Trust  Developing Markets Trust is  Vietnam SEA Fund is a
Investment    is an open-end management    an open-end management       closed-end management
Company       investment company under     investment company under     investment company under
Class-        the 1940 Act (i.e., a        the 1940 Act (i.e., a        the 1940 Act (i.e., a
  ification   management investment        management investment        management investment
              company whose securities     company whose securities     company whose securities
              are redeemable).             are redeemable).             are not redeemable).

                                                    B-26

                                    EXHIBIT C

                    COMPARISON OF DEVELOPING MARKETS TRUST'S
           CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS TO
      VIETNAM SEA FUND'S CORRESPONDING FUNDAMENTAL INVESTMENT RESTRICTIONS

---------------------------------------------------------------------------------------------------------------------
                         DEVELOPING
                         MARKETS TRUST      DEVELOPING MARKETS TRUST CURRENT
VIETNAM SEA FUND         INVESTMENT         FUNDAMENTAL INVESTMENT             DEVELOPING MARKETS TRUST PROPOSED
CORRESPONDING            RESTRICTION        RESTRICTION                        FUNDAMENTAL INVESTMENT RESTRICTION
FUNDAMENTAL INVESTMENT   NUMBER &
RESTRICTION              SUBJECT            The Fund may not:                  The Fund may not:
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Purchase real estate,    1.  (Real          Invest in real estate or           Purchase or sell real estate unless
except that Vietnam SEA  Estate)            mortgages on real estate           acquired as a result of ownership of
Fund may (i) purchase                       (although the Fund may invest in   securities or other instruments and
securities secured by                       marketable securities secured by   provided that this restriction does not
real estate or                              real estate or interests therein   prevent the Fund from (i) purchasing or
interests therein or                        or issued by companies or          selling securities secured by real
securities issued by                        investment trusts which invest     estate or interests therein or
companies that invest                       in real estate or interests        securities issued by companies that
in real estate or                           therein;                           invest, deal or otherwise engage in
interests therein, (ii)                                                        transactions in real estate or
make or purchase real                                                          interests therein, (ii) making,
estate mortgage loans,                                                         purchasing or selling real estate
and (iii) purchase                                                             mortgage loans, and (iii) purchasing or
interests in real                                                              selling direct investments in real
estate limited                                                                 estate through partnerships and other
partnerships.                                                                  special purpose entities that own or
                                                                               develop real estate.

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
No comparable            1.  (Oil and       or invest in interests (other      Proposed to be Eliminated
fundamental investment   Gas Programs)      than debentures or equity stock
restriction.                                interests) in oil, gas or other
                                            mineral exploration or
                                            development programs;

                                                    C-1

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Purchase or sell         1.                 purchase or sell commodity         Purchase or sell commodities as defined
commodities or           (Commodities)      contracts (except futures          in the Commodity Exchange Act, as
commodity contracts,                        contracts as described in the      amended, and the rules and regulations
including futures                           Fund's prospectus or statement     thereunder, unless acquired as a result
contracts and options                       of additional information);        of ownership of securities or other
thereon, except that                                                           instruments and provided that this
Vietnam SEA Fund may                                                           restriction does not prevent the Fund
engage in hedging                                                              from engaging in transactions involving
transactions as                                                                futures contracts and options thereon
described in its                                                               or investing in securities that are
Prospectus.                                                                    secured by physical commodities.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
No comparable            1.                 invest in other open-end           Proposed to be Eliminated
fundamental investment   (Investment in     investment companies except as
restriction.             Other              permitted by the 1940 Act.         Note:  The Fund will still be subject
                         Investment                                            to the restriction of § 12(d) of the
Note:  Vietnam SEA Fund  Companies)                                            1940 Act, or any exemptions thereunder,
is still subject to the                                                        which restricts an investment company's
restriction of § 12                                                       investments in other investment
(d) of the 1940 Act,                                                           companies.
which restricts an
investment company's
investments in other
investment companies.

                                                    C-2

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
No comparable            2.                 Purchase or retain securities of   Proposed to be Eliminated
fundamental investment   (Management        any company in which trustees or
restriction.             Ownership of       officers of the Fund or of the
                         Securities)        manager, individually own more
                                            than 1/2 of 1% of the securities
                                            of such company or, in the
                                            aggregate, own more than 5% of
                                            the securities of such company.

                                                    C-3

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
No comparable            3.                 Purchase any security (other       Purchase the securities of any one
fundamental investment   (Diversification   than obligations of the U.S.       issuer (other than the U.S. government
restriction.             of Investments)    government, its agencies and       or any of its agencies or
                                            instrumentalities) if, as a        instrumentalities or securities of
Note:  Vietnam SEA Fund                     result, as to 75% of the Fund's    other investment companies, whether
as a matter of                              total assets (i) more than 5% of   registered or excluded from
non-fundamental                             the Fund's total assets would be   registration under Section 3(c) of the
investment policy may                       invested in securities of any      1940 Act) if immediately after such
(i) invest up to 25% of                     single issuer, or (ii) the Fund    investment (a) more than 5% of the
its assets in a single                      would then own more than 10% of    value of the Fund's total assets would
issuer; and (ii)                            the voting securities of any       be invested in such issuer or (b) more
purchase up to 100% of                      single issuer.                     than 10% of the outstanding voting
the voting securities                                                          securities of such issuer would be
of holding companies                                                           owned by the Fund, except that up to
organized for the                                                              25% of the value of the Fund's total
purpose of investing in                                                        assets may be invested without regard
Vietnam companies where                                                        to such 5% and 10% limitations.
direct ownership by
Vietnam SEA Fund would
not be practicable
under Vietnamese law.

                                                    C-4

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Underwrite the           4.                 Act as an underwriter;             Act as an underwriter except to the
securities of other      (Underwriting)                                        extent the Fund may be deemed to be an
issuers, except to the                                                         underwriter when disposing of
extent that, in                                                                securities it owns or when selling its
connection with the                                                            own shares.
disposition of
portfolio securities,
it may be deemed to be
an underwriter.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Issue senior             4.  (Senior        issue senior securities except     Issue senior securities, except to the
securities..., except in   Securities,      as set forth in investment         extent permitted by the 1940 Act or any
conformity with the      Margin             restriction 6 below; or purchase   rules, exemptions or interpretations
limits set forth in the  Accounts and       on margin or sell short (but the   thereunder that may be adopted, granted
1940 Act;                Short Sales)       Fund may make margin payments in   or issued by the SEC.
notwithstanding the                         connection with options on
foregoing, short-term                       securities or securities indices,
credits necessary for                       foreign currencies, futures
settlement of                               contracts and related options,
securities transactions                     and forward contracts and
are not considered...                       related options).
senior securities.

                                                    C-5

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Purchase securities on
margin (except for
delayed delivery or
when-issued
transactions or such
short-term credits as
are necessary for the
clearance of
transactions).

Make short sales of
securities or maintain
a short position.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
No comparable            5.  (Lending)      Loan money, apart from the         Make loans to other persons except (a)
fundamental investment                      purchase of a portion of an issue  through the lending of its portfolio
restriction.                                of publicly distributed bonds,     securities, (b) through the purchase of
                                            debentures, notes and other        debt securities, loan participations
Note:  Vietnam SEA                          evidences of indebtedness,         and/or engaging in direct corporate
Fund, as a matter of                        although the Fund may enter into   loans in accordance with its investment
fundamental policy, may                     repurchase agreements and lend     objectives and policies, and (c) to the
make loans of portfolio                     its portfolio securities.          extent the entry into a repurchase
securities in                                                                  agreement is deemed to be a loan.  The
accordance with its                                                            Fund may also make loans to other
investment goal and                                                            investment companies to the extent
policies.                                                                      permitted by the 1940 Act or any
                                                                               exemptions therefrom which may be
                                                                               granted by the SEC.

                                                    C-6

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
....borrow money, except   6.  (Borrowing)   Borrow money, except that the      Borrow money, except to the extent
in conformity with the                      Fund may borrow money from banks   permitted by the 1940 Act or any rules,
limits set forth in the                     in an amount not exceeding 33      exemptions or interpretations
1940 Act;                                   1/3%of the value of the Fund's     thereunder that may be adopted, granted
notwithstanding the                         total assets (including the        or issued by the SEC.
foregoing, short-term                       amount borrowed), or pledge,
credits necessary for                       mortgage or hypothecate its
settlement of                               assets for any purposes, except
securities transactions                     to secure borrowings and then
are not considered                          only to an extent not greater
borrowings...                               than 15% of the Fund's total
                                            assets. Arrangements with respect
                                            to margin for futures contracts,
                                            forward contracts and related
                                            options are not deemed to be a
                                            pledge of assets.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
No comparable            7.  (Three         Invest more than 5% of the value   Proposed to be Eliminated
fundamental investment   Years of           of the Fund's total assets in
restriction.             Company            securities of issuers, including
                         Operation)         their predecessors, which have
                                            been in continuous operation
                                            less than three years.

                                                    C-7

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
No comparable            8.  (Warrants)     Invest more than 5% of the Fund's  Proposed to be Eliminated
fundamental investment                      total assets in warrants, whether
restriction.                                or not listed on the New York
                                            Stock Exchange (NYSE) or the
                                            American Stock Exchange,
                                            including no more than 2% of its
                                            total assets which may be
                                            invested in warrants that are
                                            not listed on those exchanges.
                                            Warrants acquired by the Fund in
                                            units or attached to securities
                                            are not included in this
                                            restriction.
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Invest 25% or more of    9.  (Industry      Invest more than 25% of the        Invest more than 25% of its net assets
the total value of its   Concentration)     Fund's total assets in a single    in securities of issuers in any one
assets in a particular                      industry.                          industry (other than securities issued
industry.  For purposes                                                        or guaranteed by the U.S. government or
of this investment                                                             any of its agencies or
restriction, a foreign                                                         instrumentalities or securities of
government (but not the                                                        other investment companies).
U.S. government) is
deemed to be an
"industry."
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
No comparable            10.  (Joint        Participate on a joint or a joint  Proposed to be Eliminated
fundamental investment   Trading            and several basis in any trading
restriction.             Account)           account in securities.

                                                    C-8

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
No comparable            11.  (Unlisted     Invest more than 15% of the        Proposed to be Eliminated
fundamental investment   Foreign            Fund's total assets in securities
restriction.             Securities and     of foreign issuers that are not    Note:  The current fundamental policy
                         Restricted         listed on a recognized U.S. or     will be replaced with a non-fundamental
                         Securities)        foreign securities exchange,       investment policy that limits the
                                                                               Fund's investment in illiquid
                                                                               securities to 15% of the Fund's net
                                            including no more than 10% of      assets.
                                            its total assets in restricted
                                            securities, securities that are    Proposed to be Eliminated
                                            not readily marketable,
                                            repurchase agreements having       Note:  The current fundamental policy
                                            more than seven days to maturity,  will be replaced with a non-fundamental
                                            and over-the-counter options       investment policy that limits the
                                            purchased by the Fund.  Assets     Fund's investment in illiquid
                                            used as cover for                  securities to 15% of the Fund's net
                                            over-the-counter options written   assets.
                                            by the Fund are considered not
                                            readily marketable.
---------------------------------------------------------------------------------------------------------------------
No comparable            Unnumbered.        ...invest more than 10% of its     Proposed to be Eliminated
fundamental investment   (Defaulted         total assets (at the time of
restriction.             Debt               purchase) in defaulted debt
                         Securities)        securities, which may be
                                            illiquid.

---------------------------------------------------------------------------------------------------------------------

                                                    C-9

                                    EXHIBIT D

                   COUNTRY BREAKDOWN OF THE FUNDS' PORTFOLIOS
                            (as of February 28, 2002)

                          Vietnam      Developing    Combined
                          SEA          Markets       Proforma
                          Fund         Trust         Portfolios
                          ----         -----         ----------

Argentina                              1.4%          1.4%
Austria                                2.7%          2.7%
Brazil                                 6.4%          6.2%
Chile                                  0.1%          0.1%
China                     4.1%         4.4%          4.4%
Colombia                               0.4%          0.4%
Croatia                                0.5%          0.5%
Czech Republic                         0.9%          0.9%
Egypt                                  0.6%          0.6%
Estonia                                0.5%          0.5%
Greece                                 0.5%          0.5%
Hong Kong                 1.6%         7.0%          6.9%
Hungary                                2.1%          2.0%
India                     3.7%         3.6%          3.6%
Indonesia                 7.1%         4.4%          4.5%
Israel                                 0.2%          0.2%
Malaysia                  3.1%         0.8%          0.9%
Mexico                                 7.0%          6.8%
Peru                                   0.2%          0.1%
Philippines               3.0%         1.6%          1.7%
Poland                                 2.0%          1.9%
Russia                                 2.9%          2.8%
Singapore                 22.6%        4.4%          4.8%
Slovak Republic                        0.2%          0.2%
South Africa                           13.8%         13.4%
South Korea               11.1%        7.9%          8.0%
Taiwan                     8.8%        9.4%          9.3%
Thailand                  13.8%        6.5%          6.7%
Turkey                                 5.2%          5.1%
United States             1.6%         2.4%          2.4%
Vietnam                   19.5%                      0.5%
                          -----        ------        -----

Total                     100.0%       100.0%        100.0%

                                      D-1

                                    EXHIBIT E
                                    ---------

     The Prospectus of Templeton  Developing Markets Trust - Advisor Class dated
May 1, 2002, is part of this Prospectus/Proxy  Statement and will be included in the proxy  mailing to all  shareholders  of record.  For  purposes of this EDGAR filing,  the Prospectus  dated May 1, 2002 is  incorporated  by reference to the
electronic   filing   made  on  April   29,   2002,   under   Accession   Number
0000878087-02-000017.

                                      E-1

                                    EXHIBIT F
                                    ---------

     The Annual Report to Shareholders of Templeton Developing Markets Trust for
the fiscal  year  ended  December  31,  2001,  is part of this  Prospectus/Proxy
Statement  and will be  included  in the proxy  mailing to all  shareholders  of record.  For  purposes  of this  EDGAR  filing,  the Report to  Shareholders  of
Templeton  Developing Markets Trust for the fiscal year ended December 31, 2001, is  incorporated  by reference to the  electronic  filing made on March 4, 2002, under Accession Number 0000878087-02-000009.

                                      F-1

                                     Part B
                       STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets of
TEMPLETON VIETNAM and SOUTHEAST ASIA FUND, INC.

By and in exchange for Advisor Class Shares of
TEMPLETON DEVELOPING MARKETS TRUST

     This Statement of Additional  Information  ("SAI") relates  specifically to the proposed  acquisition  by Templeton  Developing  Markets Trust  ("Developing
Markets Trust") of substantially  all of the assets of the Templeton Vietnam and
Southeast Asia Fund,  Inc.  ("Vietnam SEA Fund") in exchange  solely for Advisor
Class Shares of Developing Markets Trust (the "Transaction").

     This SAI also includes the following  documents,  which are attached to and legally considered to be a part of this SAI:

1.   Annual Report of Vietnam SEA Fund for the fiscal year ended March 31, 2002.

2.   Annual  Report of Developing  Markets Trust for fiscal year ended  December
     31, 2001.

3.   Statement of Additional  Information for Advisor Class Shares of Developing
     Markets Trust dated May 1, 2002.

     This SAI is not a Prospectus;  you should read this SAI in conjunction with the Prospectus/Proxy Statement dated July 10, 2002, relating to the Transaction.
You can request a copy of the  Prospectus/Proxy  Statement by calling 1-800/DIAL
BEN(R)or  by  writing  to  Developing  Markets  Trust  at P.O.  Box  33030,  St.
Petersburg, FL 33733-8030.

                          This SAI is dated July 10, 2002.

                                        1

            FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

Vietnam SEA Fund's financial statements for the fiscal year ended March 31, 2002 and the reports thereon, which are contained in Vietnam SEA Fund's Annual Report to  Shareholders  dated  March 31,  2002 (as filed  with the SEC on June 4, 2002 pursuant  to  Section  30(b) of the Act and Rule  30b2-1  thereunder  (Accession
Number  0000927311-02-000014))  are incorporated herein by reference and will be delivered to shareholders who request this SAI.

Developing  Markets  Trust's  financial  statements  for the  fiscal  year ended
December  31,  2001 and the  reports  thereon of  January  31,  2002,  which are contained in Developing  Markets  Trust's  Annual Report dated December 31, 2001
(as filed with the SEC on March 4, 2002 pursuant to Section 30(b) of the Act and
Rule 30b2-1 thereunder (Accession Number 0000878087-02-000009)) are incorporated herein by reference  and will be enclosed  with the  Prospectus/Proxy  Statement mailed to Vietnam SEA Fund shareholders.

                     STATEMENT OF ADDITIONAL INFORMATION FOR
                    DEVELOPING MARKETS TRUST - ADVISOR CLASS

The Statement of Additional  Information for Developing  Markets Trust - Advisor
Class  dated May 1, 2002 (as filed with the SEC on April 29,  2002)  pursuant to
Rule 485(b) (Accession Number  0000878087-02-000017))  is incorporated herein by reference and will be delivered to shareholders who request this SAI.

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 15. Indemnification

Reference  is  made  to the  previously  filed  Article  IV of the  Registrant's
Declaration of Trust.

Insofar as indemnification  for liabilities  arising under the Securities Act of
1933 may be  permitted  to trustees,  officers  and  controlling  persons of the
Registrant by the Registrant  pursuant to the Declaration of Trust or otherwise, the  Registrant  is aware that in the  opinion of the  Securities  and  Exchange
Commission,  such  indemnification  is against public policy as expressed in the
Act  and,  therefore,   is  unenforceable.   In  the  event  that  a  claim  for
indemnification  against  such  liabilities  (other  than  the  payment  by  the
Registrant  of expenses  incurred or paid by trustees,  officers or  controlling persons of the  Registrant  in  connection  with the  successful  defense of any
action,  suit  or  proceeding)  is  asserted  by  such  trustees,   officers  or
controlling  persons  in  connection  with  the  shares  being  registered,  the
Registrant  will,  unless in the  opinion  of its  counsel  the  matter has been settled by controlling precedent,  submit to a court of appropriate jurisdiction the question  whether such  indemnification  by it is against  public  policy as expressed  in the Act and will be  governed  by the final  adjudication  of such issues.

Item 16.  Exhibits The following  exhibits are  incorporated by reference to the previously filed document indicated below, except Exhibit 14(a):

     (1)  Copies of the charter of the Registrant as now in effect;

          (a)  Amended and Restated  Declaration of Trust (Previously filed with
               Post-Effective  Amendment No. 5 to the Registration  Statement on
               Form N-1A on April 29, 1996.)

          (b)  Establishment  and Designation of Classes of Shares of Beneficial
               Interest (Previously filed with Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A on April 28, 1995.)

          (c)  Establishment  and Designation of Classes of Shares of Beneficial
               Interest (Previously filed with Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A on December 31, 1996.)

          (d)  Form of  Establishment  and  Designation  of Classes of Shares of
               Beneficial   Interest   (Previously  filed  with   Post-Effective
               Amendment  No. 15 to the  Registration  Statement on Form N-1A on
               April 29, 2002.)

     (2)  Copies of the existing  by-laws or  corresponding  instruments  of the
          Registrant;

          (a)  By-Laws of Templeton  Developing  Markets  (Previously filed with
               Post-Effective  Amendment No. 5 to the Registration  Statement on
               Form N-1A on April 29, 1996.)

     (3)  Copies of any voting trust agreement  affecting more than five percent of any class of equity securities of the Registrant;

          Not Applicable.

     (4)  Copies  of  the  agreement  of  acquisition,  reorganization,  merger, liquidation and any amendments to it;

          (a)  The  Form of  Agreement  and  Plan  of  Acquisition  between  the
               Registrant and Templeton Vietnam and Southeast Asia Fund, Inc. is
               included in Part A of this registration statement as Exhibit A to the Prospectus/Proxy Statement

     (5)  Copies  of all  instruments  defining  the  rights of  holders  of the securities being registered including,  where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

          Not Applicable.

     (6)  Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

          (a)  Amended and  Restated  Investment  Management  Agreement  between
               Registrant and Templeton Asset  Management Ltd. dated October 30,
               1992,  and amended  and  restated  as of  February,  25, 1994 and
               November  23,  1995.   (Previously   filed  with   Post-Effective
               Amendment  No. 5 to the  Registration  Statement  on Form N-1A on
               April 29, 1996.)

          (b)  Addendum  dated  December  2, 1997 to the  Investment  Management
               Agreement (Previously filed with Post-Effective  Amendment No. 10 to the Registration Statement on Form N-1A on December 30, 1998.)

     (7)  Copies of each  underwriting  or  distribution  contract  between  the
          Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

          (a)  Distribution   Agreement  between  the  Registrant  and  Franklin
               Templeton Distributors, Inc. dated May 1, 1995. (Previously filed with Post-Effective Amendment No. 5 to the Registration Statement
               on Form N-1A on April 29, 1996.)

          (b)  Form  of  Dealer  Agreement   between   Registrant  and  Franklin
               Templeton  Distributors,  Inc. and Securities Dealers dated March
               1, 1998 (Previously filed with Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A on December 30, 1998.)

          (c)  Amendment of Dealer  Agreement  dated May 15,  1998.  (Previously filed with  Post-Effective  Amendment No. 10 to the  Registration
               Statement on Form N-1A on December 30, 1998.)

     (8)  Copies  of all  bonus,  profit  sharing,  pension,  or  other  similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the  Registrant  in their  capacity as such.  Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

          Not Applicable.

     (9)  Copies of all custodian  agreements  and  depository  contracts  under
          Section 17(f) of the 1940 Act for securities  and similar  investments of the Registrant, including the schedule of remuneration;

          (a)  Custody Agreement dated October 16, 1991 with The Chase Manhattan
               Bank, N.A. (Previously filed with Post-Effective  Amendment No. 5 to the Registration Statement on Form N-1A on April 29, 1996.)

          (b)  Amendment   dated  March  2,  1998  to  the  Custody   Agreement.
               (Previously  filed with  Post-Effective  Amendment  No. 10 to the
               Registration Statement on Form N-1A on December 30, 1998.)

          (c)  Amendment  No. 2 dated July 23,  1998 to the  Custody  Agreement.
               (Previously  filed with  Post-Effective  Amendment  No. 10 to the
               Registration Statement on Form N-1A on December 30, 1998.)

          (d)  Amendment  No.  3 dated  May 1,  2001 to the  Custody  Agreement.
               (Previously  filed with  Post-Effective  Amendment  No. 15 to the
               Registration Statement on Form N-1A on April 29, 2002.)

     (10) Copies of any plan entered into by  Registrant  pursuant to Rule 12b-1 under the 1940 Act and any  agreements  with any  person  relating  to implementation  of the plan,  and copies of any plan  entered  into by
          Registrant  pursuant to Rule 18f-3 under the 1940 Act,  any  agreement with any person relating to  implementation of the plan, any amendment to the plan,  and a copy of the  portion of the minutes of the meeting of the Registrant's trustees describing any action taken to revoke the plan;

          (a)  Class A  Distribution  Plan  pursuant  to Rule 12b-1 dated May 1,
               1995.  (Previously filed with  Post-Effective  Amendment No. 4 to the Registration Statement on Form N-1A on April 28, 1995.)

          (b)  Class C  Distribution  Plan  pursuant  to Rule 12b-1 dated May 1,
               1995.  (Previously filed with  Post-Effective  Amendment No. 4 to the Registration Statement on Form N-1A on April 28, 1995.)

          (c)  Class B Distribution Plan pursuant to Rule 12b-1 dated January 1,
               1999.  (Previously filed with Post-Effective  Amendment No. 13 to the Registration Statement on Form N-1A on April 27, 2001.)

          (d)  Form of  Class  R  Distribution  Plan  pursuant  to  Rule  12b-1.
               (Previously  filed with  Post-Effective  Amendment  No. 15 to the
               Registration Statement on Form N-1A on April 29, 2002.)

          (e)  Form   of   Multiple   Class   Plan.   (Previously   filed   with
               Post-Effective  Amendment No. 15 to the Registration Statement on
               Form N-1A on April 29, 2002.)

     (11) An opinion and consent of counsel as to the legality of the securities being registered,  indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

          (a)  Opinion   and  Consent  of   Counsel.   (Previously   filed  with
               Post-Effective  Amendment No. 9 to the Registration  Statement on
               Form N-1A on February 27, 1998.)

     (12) An  opinion,  and  consent to their use,  of counsel or, in lieu of an opinion,  a copy of the  revenue  ruling  from  the  Internal  Revenue
          Service,  supporting the tax matters and  consequences to shareholders discussed in the prospectus;

          To be filed by amendment.

     (13) Copies of all  material  contracts of the  Registrant  not made in the ordinary  course of business  which are to be performed in whole or in part on or after the date of filing the registration statement;

          (a)  Amended  and  Restated   Transfer  Agent  Agreement  between  the
               Registrant  and  Franklin  Templeton   Investor  Services,   Inc.
               (Previously  filed  with  Post-Effective  Amendment  No. 8 to the
               Registration Statement on Form N-1A on April 30, 1997.

          (b)  Fund  Administration  Agreement dated October 1, 1996 between the
               Registrant  and Franklin  Templeton  Services,  Inc.  (Previously
               filed with  Post-Effective  Amendment  No. 7 to the  Registration
               Statement on Form N-1A on December 31, 1996.)

          (c)  Shareholder  Sub-Accounting Services Agreement dated May 1, 1991.
               (Previously  filed  with  Post-Effective  Amendment  No. 5 to the
               Registration Statement on Form N-1A on April 29, 1996.)

          (d)  Sub-Transfer  Agent  Agreement  dated  March 1, 1992  between the
               Registrant,  Templeton  Funds Trust  Company and The  Shareholder
               Services  Group,  Inc.   (Previously  filed  with  Post-Effective
               Amendment  No. 5 to the  Registration  Statement  on Form N-1A on
               April 29, 1996.)

          (e)  Form  of  Amendment  dated  January  1,  2001 to  Transfer  Agent
               Agreement between the Registrant and Franklin  Templeton Investor
               Services,  LLC.  (Previously filed with Post-Effective  Amendment
               No. 13 to the  Registration  Statement  on Form N-1A on April 27,
               2001.)

          (f)  Form of Amendment  dated  January 1, 2001 to Fund  Administration
               Agreement between Registrant and Franklin Templeton Services, LLC
               (Previously  filed with  Post-Effective  Amendment  No. 13 to the
               Registration Statement on Form N-1A on April 27, 2001.)

     (14) Copies of any other opinions,  appraisals, or rulings, and consents to their use,  relied on in  preparing  the  registration  statement  and required by Section 7 of the 1933 Act;

          (a)  Consent of  PricewaterhouseCoopers  LLP,  independent auditors to the Registrant.

     (15) All financial statements omitted pursuant to Item 14(a)(1);

          Not Applicable.

     (16) Manually signed copies of any power of attorney  pursuant to which the name of any person has been signed to the registration statement; and

          (a)  Power of Attorney dated December 4, 2001.  (Previously filed with
               Post-Effective  Amendment No. 14 to the Registration Statement on
               Form N-1A on December 18, 2001.)

     (17) Any additional exhibits which the Registrant may wish to file.

          (a)  Code of Ethics.  (Previously filed with Post-Effective  Amendment
               No. 15 to the  Registration  Statement  on Form N-1A on April 29,
               2002.)

Item 17.  Undertakings

          (1)  The  undersigned  Registrant  agrees  that  prior  to any  public reoffering  of the  securities  registered  through  the use of a prospectus  which is part of this  registration  statement by any person or party who is deemed  to be an  underwriter  within  the meaning of Rule  145(c) of the  Securities  Act,  the  reoffering prospectus  will  contain  the  information  called  for  by  the applicable  registration  form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2)  The undersigned  Registrant  agrees that every prospectus that is filed  under  paragraph  (1)  above  will be  filed as part of an amendment  to the  registration  statement  and  will not be used until the amendment is effective,  and that, in  determining  any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new  registration  statement for the securities offered therein,  and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

          (3)  The  undersigned  Registrant  agrees  to file  by  Post-Effective
               Amendment the opinion of counsel  regarding the tax  consequences of the  proposed  reorganization  required  by Item 16 (12)(a) of
               Form N-14 within a reasonable time after receipt of such opinion.

                                   SIGNATURES
                                   ----------

As required by the Securities Act of 1933, this Registration  Statement has been signed on behalf  of the  Registrant,  in the City of San Mateo and the State of
California, on the 10th day of June, 2002.

                                 TEMPLETON DEVELOPING MARKETS TRUST
                                 ----------------------------------
                                 (Registrant)

                                 By: /s/ David P. Goss
                                    ----------------------------
                                    David P. Goss, Vice President

As required by the Securities Act of 1933, this Registration  Statement has been signed by the following persons in the capacities and on the dates indicated:

Mark Mobius*                        Principal Executive Officer
Mark Mobius                         Dated: June 10, 2002

Bruce S. Rosenberg*                 Principal Financial and
Bruce S. Rosenberg                    Accounting Officer
                                    Dated: June 10, 2002

Harris J. Ashton*                   Trustee
Harris J. Ashton                    Dated: June 10, 2002

Nicholas F. Brady*                  Trustee
Nicholas F. Brady                   Dated: June 10, 2002

Frank J. Crothers*                  Trustee
Frank J. Crothers                   Dated: June 10, 2002

S. Joseph Fortunato*                Trustee
S. Joseph Fortunato                 Dated: June 10, 2002

Andrew H. Hines, Jr.*               Trustee
Andrew H. Hines, Jr.                Dated: June 10, 2002

Edith E. Holiday*                   Trustee
Edith E. Holiday                    Dated: June 10, 2002

Charles B. Johnson*                 Trustee
Charles B. Johnson                  Dated: June 10, 2002

Charles E. Johnson*                 Trustee
Charles E. Johnson                  Dated: June 10, 2002

Betty P. Krahmer*                   Trustee
Betty P. Krahmer                    Dated: June 10, 2002

Gordon S. Macklin*                  Trustee
Gordon S. Macklin                   Dated: June 10, 2002

Fred R. Millsaps*                   Trustee
Fred R. Millsaps                    Dated: June 10, 2002

Constantine D.
Tseretopoulos*                      Trustee
Constantine D.                      Dated: June 10, 2002
Tseretopoulos

*By   /s/ Robert C. Rosselot
      Robert C. Rosselot, Attorney-in-Fact
      (Pursuant to Power of Attorney previously filed)

                             TEMPLETON DEVELOPING MARKETS TRUST
                                N-14 REGISTRATION STATEMENT
                                       EXHIBIT INDEX

EXHIBIT NO.            DESCRIPTION

EX-99.(1)(a)           Amended and Restated Declaration of Trust

EX-99.(1)(b)           Establishment and Designation of Classes of Shares of
                       Beneficial Interest

EX-99.(1)(c)           Establishment and Designation of Classes of Shares of
                       Beneficial Interest

EX-99.(1)(d)           Establishment and Designation of Classes of Shares of
                       Beneficial Interest

EX-99.(2)(a)           By-Laws of Templeton Developing Markets Trust

EX-99.(6)(a)           Amended and Restated Investment Management Agreement

EX-99.(6)(b)           Addendum dated December 2, 1997 to the Investment
                       Management Agreement

EX-99.(7)(a)           Distribution Agreement

EX-99.(7)(b)           Form of Dealer Agreement

EX-99.(7)(c)           Amendment of Dealer Agreement

EX-99.(9)(a)           Custody Agreement

EX-99.(9)(b)           Amendment dated March 2, 1998 to the Custody Agreement

EX-99.(9)(c)           Amendment No.2 dated July 23, 1998 to the Custody
                       Agreement

EX-99.(10)(a)          Distribution Plan - Class A

EX-99.(10)(b)          Distribution Plan - Class C

EX-99.(10)(c)          Distribution Plan - Class B

EX-99.(10)(d)          Form of Distribution Plan - Class R

EX-99.(10)(e)          Form of Amended and Restated Multi-Class Plan

EX-99.(11)(a)          Opinion and Consent Counsel

EX-99.(13)(a)          Amended and Restated Transfer Agent Agreement

EX-99.(13)(b)          Fund Administration Agreement

EX-99.(13)(c)          Shareholder Sub-Accounting Services Agreement

EX-99.(13)(d)          Sub-Transfer Agent Services Agreement

EX-99.(13)(e)          Form of Amendment to Transfer Agent Agreement

EX-99.(13)(f)          Form of Amendment to Fund Administration Agreement

EX-99.(14)(a)          Consent of Independent Auditors - PricewaterhouseCoopers
                       LLP

EX-99.(16)(a)          Power of Attorney dated December 4, 2001

EX-99.(17)(a)          Code of Ethics